Filed electronically with the Securities and Exchange Commission
                               November 27, 2013

                                                              File No. 002-81549
                                                              File No. 811-03657

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C. 20549

                               FORM N-1A


                REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                             |__|
                        Pre-Effective Amendment No.                     |__|
                      Post-Effective Amendment No. 62                   |X|
                                   and/or
                      REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                   |__|

                              Amendment No. 62                          |X|
                                            --


                    DWS State Tax-Free Income Series
           (Exact Name of Registrant as Specified in Charter)

                  345 Park Avenue, New York, NY 10154
                (Address of Principal Executive Offices)

   Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                       --------------

                             John Millette
                  One Beacon Street, Boston, MA 02108
                (Name and Address of Agent for Service)

                        Copy to: David A. Sturms
                           Vedder Price P.C.
             222 N. LaSalle Street, Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

|__|       Immediately upon filing pursuant to paragraph (b)
| X |      On December 1, 2013 pursuant to paragraph (b)
|__|       60 days after filing pursuant to paragraph (a)(1)
|__|       On ________________ pursuant to paragraph (a)(1)
|__|       75 days after filing pursuant to paragraph (a)(2)
|__|       On ________________ pursuant to paragraph (a)(2) of Rule 485

  If appropriate, check the following box:

|__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

This   post-effective   amendment  contains  the  prospectus  and  statement  of
additional information relating to the following series of the Registrant:

o        DWS California Tax-Free Income Fund - Classes A, B, C and S
o        DWS New York Tax-Free Income Fund - Classes A, B, C and S

This post-effective amendment is not intended to update or amend any other prospectus or statement of additional information of the registrant's other series or classes.

Deutsche Asset
& Wealth Management




Prospectus
December 1, 2013





DWS California Tax-Free Income Fund
CLASS/TICKER                         A   KCTAX    B   KCTBX    C   KCTCX    S   SDCSX

...............................................................................

DWS New York Tax-Free Income Fund
CLASS/TICKER                       A   KNTAX    B   KNTBX    C   KNTCX    S   SNWYX

(Class B shares are closed to new investment)


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                                    [DB Logo]

[GRAPHIC APPEARS HERE]



Table of Contents







DWS CALIFORNIA TAX-FREE INCOME
FUND
Investment Objective...............................  1
Fees and Expenses of the Fund......................  1
Principal Investment Strategy......................  2
Main Risks.........................................  2
Past Performance...................................  3
Management.........................................  4
Purchase and Sale of Fund Shares...................  4
Tax Information....................................  4
Payments to Broker-Dealers and
Other Financial Intermediaries.....................  4
DWS NEW YORK TAX-FREE INCOME
FUND
Investment Objective...............................  5
Fees and Expenses of the Fund......................  5
Principal Investment Strategy......................  6
Main Risks.........................................  6
Past Performance...................................  7
Management.........................................  8
Purchase and Sale of Fund Shares...................  8
Tax Information....................................  8
Payments to Broker-Dealers and
Other Financial Intermediaries.....................  8
FUND DETAILS
Additional Information About Fund Strategies and
Risks..............................................  9
DWS California Tax-Free Income Fund................  9
Main Risks.........................................  9
DWS New York Tax-Free Income Fund.................. 11
Main Risks......................................... 11
Other Policies and Risks........................... 13
Who Manages and Oversees the Funds................. 14
Management......................................... 15


INVESTING IN THE FUNDS
Choosing a Share Class............................. 16
Buying, Exchanging and Selling Shares.............. 19
How to Buy Shares.................................. 19
How to Exchange Shares............................. 20
How to Sell Shares................................. 21
Financial Intermediary Support Payments............ 21
Policies You Should Know About..................... 22
Policies About Transactions........................ 22
How each Fund Calculates Share Price............... 26
Other Rights We Reserve............................ 26
Understanding Distributions and Taxes.............. 27
FINANCIAL HIGHLIGHTS............................... 29
APPENDIX........................................... 37
Hypothetical Expense Summary....................... 37
Additional Index Information....................... 41


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YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

Deutsche Asset
& Wealth Management
                                                                       [DB Logo]







DWS California Tax-Free Income Fund



INVESTMENT OBJECTIVE

The fund seeks a high level of current income that is exempt from California state and federal income taxes.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 16) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-15).


SHAREHOLDER FEES (paid directly from your investment)


                                                     A          B          C      S
                                            ----------  ---------  ---------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price                2.75     None       None     None
-------------------------------------------      ----     --         --       ---
Maximum deferred sales charge (load), as
% of redemption proceeds                       None     4.00       1.00       None
-------------------------------------------    ------   ----       ----       ---
Account Maintenance Fee (annually, for
fund balances below $10,000 and subject to
certain exceptions)                           $   20    $20        $20        $20
-------------------------------------------   -------   ----       ----       ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



                                              A          B          C           S
                                      ---------  ---------  ---------  ----------
Management fee                            0.43       0.43       0.43       0.43
-------------------------------------     ----       ----       ----       ----
Distribution/service
(12b-1) fees                              0.22       0.98       1.00      None
-------------------------------------     ----       ----       ----      -----
  Interest expense                        0.06       0.06       0.06       0.06
  Other expenses                          0.20       0.24       0.21       0.30
TOTAL OTHER EXPENSES                      0.26       0.30       0.27       0.36
-------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND
OPERATING EXPENSES                        0.91       1.71       1.70       0.79
-------------------------------------     ----       ----       ----      -----
Fee waiver/expense reimbursement          0.02       0.07       0.06       0.15
-------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND
OPERATING EXPENSES AFTER FEE WAIVER/
EXPENSE REIMBURSEMENT                     0.89       1.64       1.64       0.64
-------------------------------------     ----       ----       ----      -----



The Advisor has contractually agreed through November 30, 2014 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.83%, 1.58%, 1.58% and 0.58% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.



EXAMPLE


This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same (including one year of capped expenses in each period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS           A         B         C       S
-------  --------  --------  --------  ------
1        $ 363     $ 567     $ 267     $65
--       -----     -----     -----     ---
3          555       832       530     237
--       -----     -----     -----     ---
5          763      1122       917     424
--       -----     -----     -----     ---
10       1,362     1,606     2,004     964
--       -----     -----     -----     ---


You would pay the following expenses if you did not redeem your shares:




YEARS           A         B         C       S
-------  --------  --------  --------  ------
1        $ 363     $ 167     $ 167     $65
--       -----     -----     -----     ---
3          555       532       530     237
--       -----     -----     -----     ---
5          763       922       917     424
--       -----     -----     -----     ---
10       1,362     1,606     2,004     964
--       -----     -----     -----     ---


Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.



                                       1
PROSPECTUS December 1, 2013                DWS California Tax-Free Income Fund

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.



Portfolio turnover rate for fiscal year 2013: 37%.




PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). Municipal securities may also include industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in inverse floating rate securities.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as "junk" bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, which is generally between five and nine years.


DERIVATIVES. Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund's duration. Portfolio management may also use inverse floating rate securities to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.



Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.



FOCUS RISK - CALIFORNIA MUNICIPAL SECURITIES. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law regarding the imposition of new taxes. Examples of other factors include the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.



                                       2
PROSPECTUS December 1, 2013                DWS California Tax-Free Income Fund

Any deterioration of California's fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility. A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund's performance.



PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


INVERSE FLOATING RATE SECURITIES RISK. The interest payment received on inverse floating rate securities ("inverse floaters") generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.



US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. The fund may invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the US Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any territory or Commonwealth may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of the fund's holdings in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.



CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



                                       3
PROSPECTUS December 1, 2013                DWS California Tax-Free Income Fund

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  2003      2004      2005      2006      2007      2008       2009       2010    2011     2012
  4.16      3.73      3.48      4.33      2.70       -5.90     14.80      1.27    10.69    10.81






Best Quarter: 9.41%, Q3 2009          Worst Quarter: -5.40%, Q4 2010
Year-to-Date as of 9/30/2013: -4.15%


AVERAGE ANNUAL TOTAL RETURNS

(For periods ended 12/31/2012 expressed as a %)


After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                 CLASS          1          5         10
                             INCEPTION       YEAR      YEARS      YEARS
                           -----------  ---------  ---------  ---------
CLASS A before tax         2/17/1983        7.76       5.47       4.57
-------------------------  ---------       -----       ----       ----
  After tax on
  distributions()                           7.76       5.42       4.54
  After tax on distribu-
  tions and sale of fund
  shares                                    6.38       5.27       4.50
-------------------------  ---------       -----       ----       ----
CLASS B before tax         5/31/1994        6.79       5.06       4.06
-------------------------  ---------       -----       ----       ----
CLASS C before tax         5/31/1994        9.87       5.22       4.04
-------------------------  ---------       -----       ----       ----
CLASS S before tax         6/15/2001       10.92       6.25       5.07
-------------------------  ---------       -----       ----       ----
BARCLAYS MUNICIPAL
BOND INDEX (reflects no
deduction for fees,
expenses or taxes)                          6.78       5.91       5.10
-------------------------  ---------       -----       ----       ----


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

PHILIP G. CONDON, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2000.


MICHAEL J. GENERAZO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.


MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 1999.


PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.


TO PLACE ORDERS



MAIL           New Accounts             DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                dws-investments.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET




Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.



                                       4
PROSPECTUS December 1, 2013                DWS California Tax-Free Income Fund

Deutsche Asset
& Wealth Management
                                                                       [DB Logo]







DWS New York Tax-Free Income Fund



INVESTMENT OBJECTIVE

The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 16) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-15).


SHAREHOLDER FEES (paid directly from your investment)


                                                     A          B          C      S
                                            ----------  ---------  ---------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price                2.75     None       None     None
-------------------------------------------      ----     --         --       ---
Maximum deferred sales charge (load), as
% of redemption proceeds                       None     4.00       1.00       None
-------------------------------------------    ------   ----       ----       ---
Account Maintenance Fee (annually, for
fund balances below $10,000 and subject to
certain exceptions)                           $   20    $20        $20        $20
-------------------------------------------   -------   ----       ----       ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



                                              A          B          C           S
                                      ---------  ---------  ---------  ----------
Management fee                            0.44       0.44       0.44       0.44
-------------------------------------     ----       ----       ----       ----
Distribution/service (12b-1) fees         0.22       1.00       1.00      None
-------------------------------------     ----       ----       ----      -----
  Interest expense                        0.05       0.05       0.05       0.05
  Other expenses                          0.23       0.28       0.26       0.29
TOTAL OTHER EXPENSES                      0.28       0.33       0.31       0.34
-------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.94       1.77       1.75       0.78
-------------------------------------     ----       ----       ----      -----
Fee waiver/expense reimbursement          0.10       0.18       0.16       0.19
-------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND
OPERATING EXPENSES AFTER FEE WAIVER/
EXPENSE REIMBURSEMENT                     0.84       1.59       1.59       0.59
-------------------------------------     ----       ----       ----      -----



The Advisor has contractually agreed through November 30, 2014 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.79%, 1.54%, 1.54% and 0.54% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same (including one year of capped expenses in each period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:




YEARS           A         B         C       S
-------  --------  --------  --------  ------
1        $ 358     $ 562     $ 262     $60
--       -----     -----     -----     ---
3          557       840       536     230
--       -----     -----     -----     ---
5          771      1143       934     415
--       -----     -----     -----     ---
10       1,389     1,648     2,049     948
--       -----     -----     -----     ---


You would pay the following expenses if you did not redeem your shares:




YEARS           A         B         C       S
-------  --------  --------  --------  ------
1        $ 358     $ 162     $ 162     $60
--       -----     -----     -----     ---
3          557       540       536     230
--       -----     -----     -----     ---
5          771       943       934     415
--       -----     -----     -----     ---
10       1,389     1,648     2,049     948
--       -----     -----     -----     ---


Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.



                                       5
PROSPECTUS December 1, 2013                  DWS New York Tax-Free Income Fund

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.



Portfolio turnover rate for fiscal year 2013: 24%.




PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
(AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in inverse floating rate securities.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as "junk" bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, which is generally between five and nine years.


DERIVATIVES. Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund's duration. Portfolio management may also use inverse floating rate securities to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.



Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.



FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors include increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.



                                       6
PROSPECTUS December 1, 2013                  DWS New York Tax-Free Income Fund

PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


INVERSE FLOATING RATE SECURITIES RISK. The interest payment received on inverse floating rate securities ("inverse floaters") generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.



US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. The fund may invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the US Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any territory or Commonwealth may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of the fund's holdings in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.



CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  2003      2004      2005      2006      2007      2008       2009       2010    2011    2012
  4.61      2.69      2.77      4.40      2.67       -6.71     16.83      1.98    9.25    7.06






Best Quarter: 8.58%, Q3 2009          Worst Quarter: -4.42%, Q4 2010
Year-to-Date as of 9/30/2013: -4.10%


                                       7
PROSPECTUS December 1, 2013                  DWS New York Tax-Free Income Fund

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2012 expressed as a %)


After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                  CLASS          1          5         10
RETURN                        INCEPTION       YEAR      YEARS      YEARS
-------------------------  ------------  ---------  ---------  ---------
CLASS A before tax         12/31/1985        4.12       4.80       4.11
-------------------------  ----------        ----       ----       ----
  After tax on
  distributions                              4.12       4.75       4.06
  After tax on distribu-
  tions and sale of fund
  shares                                     3.88       4.64       4.05
-------------------------  ----------        ----       ----       ----
CLASS B before tax          5/31/1994        3.26       4.43       3.65
-------------------------  ----------        ----       ----       ----
CLASS C before tax          5/31/1994        6.28       4.61       3.64
-------------------------  ----------        ----       ----       ----
CLASS S before tax          6/18/2001        7.23       5.63       4.63
-------------------------  ----------        ----       ----       ----
BARCLAYS MUNICIPAL
BOND INDEX (reflects no
deduction for fees,
expenses or taxes)                           6.78       5.91       5.10
-------------------------  ----------        ----       ----       ----


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

PHILIP G. CONDON, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Joined the fund in 2000.


ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Joined the fund in 1999.


MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2004.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.

TO PLACE ORDERS



MAIL           New Accounts             DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                dws-investments.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET




Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.



                                       8
PROSPECTUS December 1, 2013                  DWS New York Tax-Free Income Fund

[GRAPHIC APPEARS HERE]




Fund Details




ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS California Tax-Free Income Fund



INVESTMENT OBJECTIVE


The fund seeks a high level of current income that is exempt from California state and federal income taxes.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). Municipal securities may also include industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in inverse floating rate securities.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as "junk" bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, which is generally between five and nine years.


DERIVATIVES. Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund's duration. Portfolio management may also use inverse floating rate securities to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable



                                       9
PROSPECTUS December 1, 2013                                       Fund Details
to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.

For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



FOCUS RISK - CALIFORNIA MUNICIPAL SECURITIES. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law regarding the imposition of new taxes. Examples of other factors include the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.



Any deterioration of California's fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility. A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund's performance.



PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


INVERSE FLOATING RATE SECURITIES RISK. The interest payment received on inverse floating rate securities ("inverse floaters") generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.



US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. The fund may invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the US Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any territory or Commonwealth may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of the fund's holdings in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.



                                       10
PROSPECTUS December 1, 2013                                       Fund Details

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

--------------------------------------------------------------------------------
 DWS New York Tax-Free Income Fund



INVESTMENT OBJECTIVE


The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
(AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in inverse floating rate securities.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as "junk" bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, which is generally between five and nine years.


DERIVATIVES. Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund's duration. Portfolio management may also use inverse floating rate securities to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.



                                       11
PROSPECTUS December 1, 2013                                       Fund Details

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.



Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.


For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors include increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.


A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance.


PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BOND RISK. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.


INVERSE FLOATING RATE SECURITIES RISK. The interest payment received on inverse floating rate securities ("inverse floaters") generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.



US TERRITORY AND COMMONWEALTH OBLIGATIONS RISK. The fund may invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the US Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any territory or Commonwealth may, in turn, negatively affect the value of the fund's holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of the fund's holdings in Puerto Rico municipal obligations.



DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant



                                       12
PROSPECTUS December 1, 2013                                       Fund Details
conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, each fund's policy of investing at least 80% of net assets, determined at the time of purchase, in municipal securities exempt from regular federal income tax and state income tax of the named state cannot be changed without shareholder approval.



o When, in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions or, an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of each fund's assets may be held in cash or invested in taxable money market securities or other short-term investments, which may produce taxable income. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.


o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.


If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.



A complete list of each fund's portfolio holdings as of the month-end is posted on dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.




                                       13
PROSPECTUS December 1, 2013                                       Fund Details

WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.



Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc. ("DIDI" or the "Distributor"). Deutsche Asset & Wealth Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.



MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.



FUND NAME                    FEE PAID
------------------------  -----------
DWS California Tax-Free
Income Fund                  0.43  %
------------------------     ----
DWS New York Tax-Free
Income Fund                   0.43%*
------------------------     -----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


The following waivers are currently in effect:


For DWS California Tax-Free Income Fund, the Advisor has contractually agreed through November 30, 2014 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.83%, 1.58%, 1.58% and 0.58% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


For DWS New York Tax-Free Income Fund, the Advisor has contractually agreed through November 30, 2014 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.79%, 1.54%, 1.54% and 0.54% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.



In the table under Annual Fund Operating Expenses on page 1 and page 5 for DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively, "Interest expense" relates to the fund's liability with respect to floating rate notes held by third parties in conjunction with certain inverse floater securities transactions. However, the accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.


A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder reports for the semi-annual period ended February 28 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to a fund and to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of a fund's assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the



                                       14
PROSPECTUS December 1, 2013                                       Fund Details
approval of a fund's Board but without obtaining shareholder approval ("multi-manager structure"). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor ("nonaffiliated subadvisors"), as well as subadvisors that are indirect or direct, wholly owned subsidiaries of the Advisor or Deutsche Bank AG ("wholly owned subadvisors"). Pursuant to the SEC order, the Advisor, with the approval of a fund's Board, has the discretion to terminate any subadvisor and allocate and reallocate a fund's assets among any other nonaffiliated subadvisors or wholly owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly owned subadvisor). Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new subadvisor pursuant to the multi-manager structure, each fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of each fund have approved the multi-manager structure described herein.



MANAGEMENT


DWS CALIFORNIA TAX-FREE INCOME FUND

PHILIP G. CONDON, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2000.


o  Joined Deutsche Asset & Wealth Management in 1983.

o  Head of US Retail Fixed Income Funds.


o  BA and MBA, University of Massachusetts at Amherst.

MICHAEL J. GENERAZO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.


o  Joined Deutsche Asset & Wealth Management in 1999.


o  BS, Bryant College; MBA, Suffolk University.

MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 1999.


o  Joined Deutsche Asset & Wealth Management in 1989.


o  BS, Pennsylvania State University; MS, Boston College.


DWS NEW YORK TAX-FREE INCOME FUND

PHILIP G. CONDON, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Joined the fund in 2000.


o  Joined Deutsche Asset & Wealth Management in 1983.

o  Head of US Retail Fixed Income Funds.


o  BA and MBA, University of Massachusetts at Amherst.

ASHTON P. GOODFIELD, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Joined the fund in 1999.


o  Joined Deutsche Asset & Wealth Management in 1986.


o  BA, Duke University.

MATTHEW J. CAGGIANO, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2004.


o  Joined Deutsche Asset & Wealth Management in 1989.


o  BS, Pennsylvania State University; MS, Boston College.


Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       15
PROSPECTUS December 1, 2013                                       Fund Details

[GRAPHIC APPEARS HERE]




Investing in the Funds




This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o CLASS A, B AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o CLASS S SHARES are only available to particular investors or through certain programs, as described below.


The following pages tell you how to invest in a fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account.



If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.



You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider. For an analysis of the fees associated with an investment in a fund or similar funds, please refer to apps.finra.org/fundanalyzer/1/fa.aspx (this Web site does not form a part of this prospectus).




CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.


We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.




 CLASSES AND FEATURES                 POINTS TO HELP YOU COMPARE
 CLASS A
 o Sales charge of up to 2.75%     o Some investors may be able to
   charged when you buy shares       reduce or eliminate their sales
                                     charge; see "Class A Shares"
 o In most cases, no charge when
   you sell shares                 o Total annual expenses are
                                     lower than those for Class B or
 o Up to 0.25% annual share-         Class C
   holder servicing fee            o Distributions are generally
                                     higher than Class B or Class C
 CLASS B
 o No sales charge when you buy    o The deferred sales charge rate
   shares                            falls to zero after six years
 o Closed to new investment        o Shares automatically convert to
                                     Class A after six years, which
 o Deferred sales charge declining   means lower annual expenses
   from 4.00%, charged when you      going forward
   sell shares you bought within
   the last six years              o Distributions are generally
                                     lower than Class A
 o 0.75% annual distribution fee
   and up to 0.25% annual share-
   holder servicing fee
 CLASS C
 o No sales charge when you buy    o The first year deferred sales
   shares                            charge rate is lower for Class C
                                     than Class B, but your shares
 o Deferred sales charge of          never automatically convert to
   1.00%, charged when you sell      Class A, so annual expenses
   shares you bought within the      remain higher than Class A
   last year
                                   o Distributions are generally
 o 0.75% annual distribution fee     lower than Class A
   and up to 0.25% annual share-
   holder servicing fee            o Maximum investment applies
 CLASS S
 o No sales charge when you buy    o Limited availability, see "Eligi-
   shares and no deferred sales      bility Requirements" under
   charge when you sell shares       "Class S Shares"



CLASS A SHARES


Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.


Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



Class A shares have an up-front sales charge that varies with the amount you invest:



                                       16
PROSPECTUS December 1, 2013                             Investing in the Funds

                               FRONT-END SALES         FRONT-END SALES
                                 CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)       NET INVESTMENT(2)
--------------------  ------------------------  ----------------------
Under $100,000        2.75%                     2.83%
--------------------  -----                     -----
$100,000-$249,999     2.50                      2.56
-----------------     -----                     -----
$250,000 or more                   see below                see below
--------------------  ------------------------  ----------------------

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o you indicate your intent in writing to invest at least $100,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (Letter of Intent)

o the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $100,000 (Cumulative Discount)

o you are investing a total of $100,000 or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.



For more information about sales charge discounts, please visit dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.


IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset & Wealth Management or the DWS funds) and with respect to certain types of investment programs (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services or a no-load network, platform or self-directed brokerage account offered by a financial services firm that has entered into an agreement with DIDI that may or may not charge you a transaction fee).



Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


IF YOU'RE INVESTING $250,000 OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge (Large Order NAV Purchase Privilege). However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.



FOR EACH FUND, investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a CDSC of 1.00% if redeemed within 18 months of purchase.



This CDSC is waived under certain circumstances (see "Policies About Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


CLASS B SHARES


Class B shares of each fund are closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions from Class B shares of another DWS fund).



With Class B shares, you pay no up-front sales charge to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly



                                       17
PROSPECTUS December 1, 2013                             Investing in the Funds
lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:



YEAR AFTER YOU BOUGHT SHARES          CDSC ON SHARES YOU SELL
-----------------------------  ------------------------------
First year                     4.00%
------------------------------ -----
Second or third year           3.00
------------------------------ -----
Fourth or fifth year           2.00
------------------------------ -----
Sixth year                     1.00
------------------------------ -----
Seventh year and later         None (automatic conversion to
------------------------------                      Class A)
                               ------------------------------

This CDSC is waived under certain circumstances (see "Policies About Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


Except as noted above, no new purchases of Class B shares are allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan.



The closing of the Class B shares does not affect: (a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in this prospectus, subject to any applicable CDSC; or (b) the automatic conversion of Class B shares to Class A shares six years after purchase. Class B shares currently held will continue as Class B shares with all Class B attributes, including 12b-1 fees, until sold or until their automatic conversion to Class A shares.



Purchases by shareholders under Class B shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 are automatically continuing with Class A shares. Such shareholders are permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments ("DWS AIPs") and, (ii) provided they have been identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-DWS AIP"). Shareholders with a non-DWS AIP established prior to December 1, 2009 are responsible for contacting DWS Investments (see phone number on the back cover) to ensure that their account has been identified as an AIP in order to benefit from this privilege and to avoid having their purchase orders rejected.


Additionally, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that were previously purchasing Class B shares instead are purchasing Class A shares at net asset value, without a sales charge.


CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.



With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of the distribution fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).



Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.


Class C shares have a CDSC, but only on shares you sell within one year of buying them:



YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                     1.00%
------------------------------ ----
Second year and later                             None
------------------------------                    ----

This CDSC is waived under certain circumstances (see "Policies About Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


Orders to purchase Class C shares in excess of $250,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


CLASS S SHARES

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.



                                       18
PROSPECTUS December 1, 2013                             Investing in the Funds

ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of DWS funds either (i) directly from DIDI, each fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004:


o Existing shareholders of Class S shares of any DWS fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any DWS fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

o A person who certifies that they are a participant in a "DWS retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a DWS retirement plan is defined as an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates, or ExpertPlan, Inc. under an alliance between one of these two firms and DWS Investments or its affiliates.

o A person who certifies that they are a participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a DWS Investments IRA made through a rollover facilitator having a relationship with DWS Investments.


o Any person that has an existing account with Deutsche Bank Private Wealth Management ("PWM") but who no longer meets the eligibility requirements to maintain an account with PWM may open a new account in Class S shares of any DWS fund.



o Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Target Date
     Series or other fund-of-funds managed by the Advisor or its affiliates.


o A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a DWS Investments IRA.

   o Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class S shares.


The following additional investors may purchase Class S shares of DWS funds in connection with certain programs or plans.

o Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Plans administered as college savings plans under Section 529 of the Internal Revenue Code.

o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.



BUYING, EXCHANGING AND SELLING SHARES


The following information applies to Class A, B, C and S shares.


TO CONTACT DWS INVESTMENTS


BY PHONE

(800) 728-3337


BY MAIL



TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------  Attn: (see department names under Regular mail)
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557



HOW TO BUY SHARES


Please note that your account cannot be opened until we receive a completed account application.



                                       19
PROSPECTUS December 1, 2013                             Investing in the Funds

MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.


THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.


Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


BY AUTOMATIC INVESTMENT PLAN

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. Each fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.


OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.


BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments and use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH), or choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.



ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at dws-investments.com to set up on-line access to your account(s). Or, log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a purchase with money from the bank account you have established on your DWS account(s).




HOW TO EXCHANGE SHARES


REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A B C   1,000 minimum into new non-IRA accounts per
------- fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
------- fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE


Call DWS Investments and use our automated system to place your exchange, or choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish a Systematic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.



ON THE INTERNET


Register at dws-investments.com to set up on-line access to your account(s). Or, log in to the Web site if you have previously registered. Follow the instructions on the Web site to request an exchange to another DWS fund.



BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or



                                       20
PROSPECTUS December 1, 2013                             Investing in the Funds
number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.


HOW TO SELL SHARES


REQUIREMENTS AND LIMITS


        SELLING SHARES ($)
        --------------------------------------------
A B C   Check redemption:
------- Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
S       Same as Classes A, B and C
------- --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE


Call DWS Investments and use our automated system, or choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.



OTHER WAYS TO SELL SHARES


The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.



BY PHONE USING QUICKSELL. Call DWS Investments and use our automated system to request a QuickSell redemption, or choose to be transferred to a customer service representative (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish a Systematic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.


ON THE INTERNET. Register at dws-investments.com to set up on-line access to your account(s). Or, log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a redemption from your account using the desired method from your available options.



BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.


Some redemptions can only be ordered in writing with a Medallion Signature Guarantee. For more information, please contact DWS Investments (see phone number on the back cover).


BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments and either use the automated system or speak with a customer service representative to request your redemption. After you inform us of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS



The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/

networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;



                                       21
PROSPECTUS December 1, 2013                             Investing in the Funds
granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.55% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of up to $60,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.



POLICIES ABOUT TRANSACTIONS


EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.



                                       22
PROSPECTUS December 1, 2013                             Investing in the Funds

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.


Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.


If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in each fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR CLASS A, B AND C. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).



SUB-MINIMUM BALANCES FOR CLASS S. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


ACCOUNT MAINTENANCE FEE FOR CLASSES A, B, C AND S. Each fund charges a $20 account maintenance fee for each fund account that has a balance below $10,000. Except as otherwise noted below, fund accounts are not aggregated by share class or fund. The assessment will occur once per calendar year and may be assessed through the automatic redemption of fund shares in your account. The fee will be assessed on each fund account that falls below the minimum for any reason, including market value fluctuations, redemptions or exchanges.


If you elect to receive all materials (which include statements, tax forms, prospectuses, annual and semi-annual reports, and other materials) for all of your fund accounts by electronic delivery only, the account maintenance fee for each fund account with a balance below $10,000 will not be charged, so long as that election remains in effect. You may elect to receive electronic delivery of DWS fund materials by registering on dws-investments.com or by calling the telephone number on the back cover.



The account maintenance fee will also not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as



                                       23
PROSPECTUS December 1, 2013                             Investing in the Funds
any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. Each fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.



Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.


In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


Each fund's market timing policies and procedures may be modified or terminated at any time.


THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling DWS Investments at the phone number on the back cover. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.


TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.



                                       24
PROSPECTUS December 1, 2013                             Investing in the Funds

EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone number on the back cover) or contact your financial advisor for more information.


WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed which may differ from the schedule for the fund you exchanged out of. Your shares will retain their original cost and purchase date.


There are certain cases in which you may be exempt from a CDSC. These include:

o The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist


o Withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

o  Withdrawals related to certain retirement or benefit plans

o Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.



IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, except for Class B shares, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments (this may result in a tax liability for federal income tax purposes). You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.



Investors who sold Class B shares may buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Class S shares of the same fund.



                                       25
PROSPECTUS December 1, 2013                             Investing in the Funds

CLASS C TO CLASS A OR CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who either (i) have invested in Class C shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares or Class S shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares or Class S shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Class A shares or Class S shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares or Class S shares of the same fund.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other Rights We Reserve."



HOW EACH FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING


The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class"). To obtain the fund's most recent share price, go to dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.



WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding


o reject a new account application if you don't provide any required or requested identifying information, or for any other reason



                                       26
PROSPECTUS December 1, 2013                             Investing in the Funds

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges, CDSC or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.


INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY. Short-term and long-term capital gains are paid in November or December. Each fund may distribute at other times as needed.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.


Income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax, but they may be subject to the federal individual and corporate alternative minimum taxes.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.



BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.



Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are generally excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Distributions from other sources, if any, would be taxable as described above.


Dividends from each fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:

o a portion of a fund's dividends may be taxable if it came from investments in taxable securities or tax-exempt market discount bonds

o because a fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

o  capital gains distributions may be taxable

THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:



                                       27
PROSPECTUS December 1, 2013                             Investing in the Funds

 GENERALLY TAXED AT NET CAPITAL      GENERALLY TAXED AT ORDINARY
GAIN RATES:                         INCOME RATES:
 DISTRIBUTIONS FROM A FUND
 o gains from the sale of securi- o gains from the sale of securi-
   ties held (or treated as held)   ties held by a fund for one
   by a fund for more than one      year or less
   year                           o all other taxable income
 o qualified dividend income       (except for tax-exempt
                                    interest income)
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund        o gains from selling fund
   shares held for more than        shares held for one year or
   one year                         less



ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.



Investments in certain debt obligations or other securities may cause a fund to recognize income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Distributions to individuals and other noncorporate shareholders of investment income reported by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply. The funds do not expect a significant portion of their distributions to constitute qualified dividend income.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


A 3.8% Medicare contribution tax is imposed on the "net investment income" of individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes dividends, including any capital gain dividends paid by a fund, and net capital gains recognized on the sale, redemption or exchange of shares of a fund.


IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.



If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.


CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.


The fund does not expect a significant portion of its distributions to be eligible for the corporate dividends received deduction.


Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       28
PROSPECTUS December 1, 2013                             Investing in the Funds

[GRAPHIC APPEARS HERE]




Financial Highlights




The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).


DWS CALIFORNIA TAX-FREE INCOME FUND - CLASS A




                                                                              YEARS ENDED AUGUST 31,
                                                               2013           2012        2011        2010        2009
                                                         ----------------  ----------  ----------  ----------  ----------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------         -
NET ASSET VALUE, BEGINNING OF PERIOD                        $   7.78        $  7.22     $  7.47     $  7.10     $  7.24
-------------------------------------------------------     --------        -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                                       .29            .32         .34         .34         .33
-------------------------------------------------------     --------        -------     -------     -------     -------
  Net realized and unrealized gain (loss)                      ( .63)           .56       ( .27)        .36       ( .06)
-------------------------------------------------------     --------        -------     -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                             ( .34)           .88         .07         .70         .27
-------------------------------------------------------     --------        -------     -------     -------     -------
Less distributions from:
  Net investment income                                        ( .29)         ( .32)      ( .32)      ( .33)      ( .32)
-------------------------------------------------------     --------        -------     -------     -------     -------
  Net realized gains                                               -              -           -           -       ( .09)
-------------------------------------------------------     --------        -------     -------     -------     -------
  TOTAL DISTRIBUTIONS                                          ( .29)         ( .32)      ( .32)      ( .33)      ( .41)
-------------------------------------------------------     --------        -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                              $   7.15        $  7.78     $  7.22     $  7.47     $  7.10
-------------------------------------------------------     --------        -------     -------     -------     -------
Total Return (%)(b)                                            (4.54)(c)      12.38        1.14       10.12        4.19
-------------------------------------------------------     --------        -------     -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           498            530         431         482         448
-------------------------------------------------------     --------        -------     -------     -------     -------
Ratio of expenses before expense reductions (including
interest
expense) (%)(d)                                                  .91            .91         .93         .91        1.00
-------------------------------------------------------     --------        -------     -------     -------     -------
Ratio of expenses after expense reductions (including
interest
expense) (%)(d)                                                  .90            .91         .93         .91        1.00
-------------------------------------------------------     --------        -------     -------     -------     -------
Ratio of expenses after expense reductions (excluding
interest
expense) (%)                                                     .84            .83         .84         .82         .82
-------------------------------------------------------     --------        -------     -------     -------     -------
Ratio of net investment income (%)                              3.81           4.22        4.72        4.63        4.77
-------------------------------------------------------     --------        -------     -------     -------     -------
Portfolio turnover rate (%)                                       37             41          27          32          77
-------------------------------------------------------     --------        -------     -------     -------     -------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


                                       29
PROSPECTUS December 1, 2013                               Financial Highlights

DWS CALIFORNIA TAX-FREE INCOME FUND - CLASS B




                                                                           YEARS ENDED AUGUST 31,
                                                            2013        2012        2011        2010        2009
                                                         ----------  ----------  ----------  ----------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  7.79     $  7.24     $  7.48     $  7.12     $  7.25
-------------------------------------------------------   -------     -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                                    .24         .26         .28         .28         .27
-------------------------------------------------------   -------     -------     -------     -------     -------
  Net realized and unrealized gain (loss)                   ( .63)        .55       ( .25)        .35       ( .05)
-------------------------------------------------------   -------     -------     -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                          ( .39)        .81         .03         .63         .22
-------------------------------------------------------   -------     -------     -------     -------     -------
Less distributions from:
  Net investment income                                     ( .24)      ( .26)      ( .27)      ( .27)      ( .26)
-------------------------------------------------------   -------     -------     -------     -------     -------
  Net realized gains                                            -           -           -           -       ( .09)
-------------------------------------------------------   -------     -------     -------     -------     -------
  TOTAL DISTRIBUTIONS                                       ( .24)      ( .26)      ( .27)      ( .27)      ( .35)
-------------------------------------------------------   -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                            $  7.16     $  7.79     $  7.24     $  7.48     $  7.12
-------------------------------------------------------   -------     -------     -------     -------     -------
Total Return (%)(b,c)                                       (5.25)      11.33         .51        9.05        3.52
-------------------------------------------------------   -------     -------     -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        .5            1           1           1           1
-------------------------------------------------------   -------     -------     -------     -------     -------
Ratio of expenses before expense reductions (including
interest
expense) (%)(d)                                              1.71        1.72        1.76        1.76        1.85
-------------------------------------------------------   -------     -------     -------     -------     -------
Ratio of expenses after expense reductions (including
interest
expense) (%)(d)                                              1.65        1.69        1.72        1.74        1.80
-------------------------------------------------------   -------     -------     -------     -------     -------
Ratio of expenses after expense reductions (excluding
interest
expense) (%)                                                 1.59        1.61        1.63        1.65        1.62
-------------------------------------------------------   -------     -------     -------     -------     -------
Ratio of net investment income (%)                           3.04        3.45        3.93        3.80        3.97
-------------------------------------------------------   -------     -------     -------     -------     -------
Portfolio turnover rate (%)                                    37          41          27          32          77
-------------------------------------------------------   -------     -------     -------     -------     -------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


                                       30
PROSPECTUS December 1, 2013                               Financial Highlights

DWS CALIFORNIA TAX-FREE INCOME FUND - CLASS C




                                                            YEARS ENDED AUGUST 31,
                                                              2013            2012
                                                        ---------------- --------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    7.73       $    7.18
-------------------------------------------------------    ---------       ---------
Income (loss) from investment operations:
  Net investment income(a)                                       .24             .26
-------------------------------------------------------    ---------       ---------
  Net realized and unrealized gain (loss)                      ( .64)            .55
-------------------------------------------------------    ---------       ---------
  TOTAL FROM INVESTMENT OPERATIONS                             ( .40)            .81
-------------------------------------------------------    ---------       ---------
Less distributions from:
  Net investment income                                        ( .23)          ( .26)
-------------------------------------------------------    ---------       ---------
  Net realized gains                                               -               -
-------------------------------------------------------    ---------       ---------
  TOTAL DISTRIBUTIONS                                          ( .23)          ( .26)
-------------------------------------------------------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                             $    7.10       $    7.73
-------------------------------------------------------    ---------       ---------
Total Return (%)(b)                                            (5.30)(c)       11.41 (c)
-------------------------------------------------------    ---------       ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            40              42
-------------------------------------------------------    ---------       ---------
Ratio of expenses before expense reductions (including
interest
expense) (%)(d)                                                 1.70            1.70
-------------------------------------------------------    ---------       ---------
Ratio of expenses after expense reductions (including
interest
expense) (%)(d)                                                 1.65            1.69
-------------------------------------------------------    ---------       ---------
Ratio of expenses after expense reductions (excluding
interest
expense) (%)                                                    1.59            1.61
-------------------------------------------------------    ---------       ---------
Ratio of net investment income (%)                              3.06            3.43
-------------------------------------------------------    ---------       ---------
Portfolio turnover rate (%)                                       37              41
-------------------------------------------------------    ---------       ---------



                                                                  YEARS ENDED AUGUST 31,
                                                           2011          2010            2009
                                                        ---------- --------------- ---------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                     $  7.42      $   7.06        $   7.19
-------------------------------------------------------  -------      --------        --------
Income (loss) from investment operations:
  Net investment income(a)                                   .28           .28             .27
-------------------------------------------------------  -------      --------        --------
  Net realized and unrealized gain (loss)                  ( .26)          .35           ( .05)
-------------------------------------------------------  -------      --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                           .02           .63             .22
-------------------------------------------------------  -------      --------        --------
Less distributions from:
  Net investment income                                    ( .26)        ( .27)          ( .26)
-------------------------------------------------------  -------      --------        --------
  Net realized gains                                           -             -           ( .09)
-------------------------------------------------------  -------      --------        --------
  TOTAL DISTRIBUTIONS                                      ( .26)        ( .27)          ( .35)
-------------------------------------------------------  -------      --------        --------
NET ASSET VALUE, END OF PERIOD                           $  7.18      $   7.42        $   7.06
-------------------------------------------------------  -------      --------        --------
Total Return (%)(b)                                          .47          9.15 (c)        3.53 (c)
-------------------------------------------------------  -------      --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        28            27              15
-------------------------------------------------------  -------      --------        --------
Ratio of expenses before expense reductions (including
interest
expense) (%)(d)                                             1.74          1.72            1.82
-------------------------------------------------------  -------      --------        --------
Ratio of expenses after expense reductions (including
interest
expense) (%)(d)                                             1.74          1.72            1.80
-------------------------------------------------------  -------      --------        --------
Ratio of expenses after expense reductions (excluding
interest
expense) (%)                                                1.65          1.63            1.62
-------------------------------------------------------  -------      --------        --------
Ratio of net investment income (%)                          3.91          3.83            3.97
-------------------------------------------------------  -------      --------        --------
Portfolio turnover rate (%)                                   27            32              77
-------------------------------------------------------  -------      --------        --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


                                       31
PROSPECTUS December 1, 2013                               Financial Highlights

DWS CALIFORNIA TAX-FREE INCOME FUND - CLASS S




                                                                           YEARS ENDED AUGUST 31,
                                                            2013        2012        2011        2010        2009
                                                         ----------  ----------  ----------  ----------  ----------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------         -
NET ASSET VALUE, BEGINNING OF PERIOD                      $  7.76     $  7.21     $  7.46     $  7.09     $  7.22
-------------------------------------------------------   -------     -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income(a)                                    .31         .33         .35         .35         .34
-------------------------------------------------------   -------     -------     -------     -------     -------
  Net realized and unrealized gain (loss)                   ( .63)        .55       ( .26)        .36       ( .05)
-------------------------------------------------------   -------     -------     -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                          ( .32)        .88         .09         .71         .29
-------------------------------------------------------   -------     -------     -------     -------     -------
Less distributions from:
  Net investment income                                     ( .31)      ( .33)      ( .34)      ( .34)      ( .33)
-------------------------------------------------------   -------     -------     -------     -------     -------
  Net realized gains                                            -           -           -           -       ( .09)
-------------------------------------------------------   -------     -------     -------     -------     -------
  TOTAL DISTRIBUTIONS                                       ( .31)      ( .33)      ( .34)      ( .34)      ( .42)
-------------------------------------------------------   -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                            $  7.13     $  7.76     $  7.21     $  7.46     $  7.09
-------------------------------------------------------   -------     -------     -------     -------     -------
Total Return (%)(b)                                         (4.32)      12.48        1.37       10.32        4.55
-------------------------------------------------------   -------     -------     -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        375         399         327         371         279
-------------------------------------------------------   -------     -------     -------     -------     -------
Ratio of expenses before expense reductions (including
interest
expense) (%)(c)                                               .79         .78         .81         .80         .88
-------------------------------------------------------   -------     -------     -------     -------     -------
Ratio of expenses after expense reductions (including
interest
expense) (%)(c)                                               .65         .69         .72         .75         .80
-------------------------------------------------------   -------     -------     -------     -------     -------
Ratio of expenses after expense reductions (excluding
interest
expense) (%)                                                  .59         .61         .63         .66         .62
-------------------------------------------------------   -------     -------     -------     -------     -------
Ratio of net investment income (%)                           4.06        4.44        4.93        4.80        4.97
-------------------------------------------------------   -------     -------     -------     -------     -------
Portfolio turnover rate (%)                                    37          41          27          32          77
-------------------------------------------------------   -------     -------     -------     -------     -------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


                                       32
PROSPECTUS December 1, 2013                               Financial Highlights

DWS NEW YORK TAX-FREE INCOME FUND - CLASS A




                                                                             YEARS ENDED AUGUST 31,
                                                             2013         2012         2011         2010         2009
                                                         -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.31     $  10.72     $  11.00     $  10.40     $  10.52
-------------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .41          .43          .44          .44          .44
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)                   ( 1.02)         .58       (  .29)         .60          .01
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                          (  .61)        1.01          .15         1.04          .45
-------------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                     (  .41)      (  .42)      (  .43)      (  .43)      (  .43)
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized gains                                             -            -            -       (  .01)      (  .14)
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                       (  .41)      (  .42)      (  .43)      (  .44)      (  .57)
-------------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  10.29     $  11.31     $  10.72     $  11.00     $  10.40
-------------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c)                                       ( 5.62)        9.58         1.49        10.15         4.69
-------------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         126          140          130          133          116
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (including
interest
expense) (%)(d)                                                .94          .94          .95          .95         1.03
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (including
interest
expense) (%)(d)                                                .90          .91          .94          .93          .99
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (excluding
interest
expense) (%)                                                   .85          .85          .88          .86          .86
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of net investment income (%)                            3.72         3.87         4.13         4.08         4.44
-------------------------------------------------------   --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                     24           35           28           21           62
-------------------------------------------------------   --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


                                       33
PROSPECTUS December 1, 2013                               Financial Highlights

DWS NEW YORK TAX-FREE INCOME FUND - CLASS B




                                                                             YEARS ENDED AUGUST 31,
                                                             2013         2012         2011         2010         2009
                                                         -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.33     $  10.74     $  11.02     $  10.41     $  10.53
-------------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .33          .35          .36          .35          .37
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)                   ( 1.04)         .58       (  .29)         .62          .01
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                          (  .71)         .93          .07          .97          .38
-------------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                     (  .32)      (  .34)      (  .35)      (  .35)      (  .36)
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized gains                                             -            -            -       (  .01)      (  .14)
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                       (  .32)      (  .34)      (  .35)      (  .36)      (  .50)
-------------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  10.30     $  11.33     $  10.74     $  11.02     $  10.41
-------------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c)                                       ( 6.40)        8.75          .73         9.42         3.91
-------------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         .4             1            1            1            2
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (including
interest
expenses) (%)(d)                                              1.77         1.77         1.79         1.78         1.86
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (including
interest
expenses) (%)(d)                                              1.65         1.66         1.69         1.68         1.74
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (excluding
interest
expenses) (%)                                                 1.60         1.60         1.63         1.61         1.61
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of net investment income (%)                            2.96         3.13         3.38         3.33         3.69
-------------------------------------------------------   --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                     24           35           28           21           62
-------------------------------------------------------   --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


                                       34
PROSPECTUS December 1, 2013                               Financial Highlights

DWS NEW YORK TAX-FREE INCOME FUND - CLASS C




                                                                             YEARS ENDED AUGUST 31,
                                                             2013         2012         2011         2010         2009
                                                         -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.31     $  10.72     $  11.00     $  10.39     $  10.51
-------------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .33          .34          .36          .36          .37
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)                   ( 1.04)         .59       (  .29)         .61          .01
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                          (  .71)         .93          .07          .97          .38
-------------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                     (  .32)      (  .34)      (  .35)      (  .35)      (  .36)
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized gains                                             -            -            -       (  .01)      (  .14)
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                       (  .32)      (  .34)      (  .35)      (  .36)      (  .50)
-------------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  10.28     $  11.31     $  10.72     $  11.00     $  10.39
-------------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c)                                       ( 6.41)        8.79          .74         9.44         3.91
-------------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          20           19           10            9            6
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (including
interest
expense) (%)(d)                                               1.75         1.74         1.76         1.76         1.83
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (including
interest
expense) (%)(d)                                               1.65         1.66         1.69         1.69         1.74
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (excluding
interest
expense) (%)                                                  1.60         1.60         1.63         1.62         1.61
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of net investment income (%)                            2.98         3.10         3.38         3.32         3.69
-------------------------------------------------------   --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                     24           35           28           21           62
-------------------------------------------------------   --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


                                       35
PROSPECTUS December 1, 2013                               Financial Highlights

DWS NEW YORK TAX-FREE INCOME FUND - CLASS S




                                                                             YEARS ENDED AUGUST 31,
                                                             2013         2012         2011         2010         2009
                                                         -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.31     $  10.72     $  11.00     $  10.39     $  10.51
-------------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                     .44          .45          .46          .46          .46
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)                   ( 1.04)         .59       (  .28)         .61          .01
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                          (  .60)        1.04          .18         1.07          .47
-------------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                     (  .43)      (  .45)      (  .46)      (  .45)      (  .45)
-------------------------------------------------------   --------     --------     --------     --------     --------
  Net realized gains                                             -            -            -       (  .01)      (  .14)
-------------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                       (  .43)      (  .45)      (  .46)      (  .46)      (  .59)
-------------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                            $  10.28     $  11.31     $  10.72     $  11.00     $  10.39
-------------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b)                                         ( 5.47)        9.85         1.75        10.53         4.96
-------------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         168          208          200          222          194
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (including
interest
expense) (%)(c)                                                .78          .79          .82          .84          .86
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (including
interest
expense) (%)(c)                                                .65          .66          .69          .68          .74
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (excluding
interest
expense) (%)                                                   .60          .60          .63          .61          .61
-------------------------------------------------------   --------     --------     --------     --------     --------
Ratio of net investment income (%)                            3.97         4.12         4.38         4.33         4.69
-------------------------------------------------------   --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                     24           35           28           21           62
-------------------------------------------------------   --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.


                                       36
PROSPECTUS December 1, 2013                               Financial Highlights

[GRAPHIC APPEARS HERE]




Appendix




HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS CALIFORNIA TAX-FREE INCOME FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             2.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.89%         1.25%       $ 10,124.70    $   363.33
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.91%         5.39%       $ 10,538.80    $    94.02
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.91%         9.70%       $ 10,969.83    $    97.86
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.91%        14.19%       $ 11,418.50    $   101.87
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.91%        18.86%       $ 11,885.52    $   106.03
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.91%        23.72%       $ 12,371.64    $   110.37
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.91%        28.78%       $ 12,877.63    $   114.88
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.91%        34.04%       $ 13,404.33    $   119.58
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.91%        39.53%       $ 13,952.57    $   124.47
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.91%        45.23%       $ 14,523.23    $   129.56
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,361.97
---                                                                  ----------


                                       37
PROSPECTUS December 1, 2013                                           Appendix

DWS CALIFORNIA TAX-FREE INCOME FUND - CLASS B




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.64%         3.36%       $ 10,336.00    $   166.76
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.71%         6.76%       $ 10,676.05    $   179.65
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.71%        10.27%       $ 11,027.30    $   185.56
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.71%        13.90%       $ 11,390.09    $   191.67
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.71%        17.65%       $ 11,764.83    $   197.97
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.71%        21.52%       $ 12,151.89    $   204.49
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.91%        26.49%       $ 12,648.90    $   112.84
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.91%        31.66%       $ 13,166.24    $   117.46
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.91%        37.05%       $ 13,704.74    $   122.26
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.91%        42.65%       $ 14,265.27    $   127.26
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,605.92
---                                                                  ----------


DWS CALIFORNIA TAX-FREE INCOME FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.64%         3.36%       $ 10,336.00    $   166.76
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.70%         6.77%       $ 10,677.09    $   178.61
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.70%        10.29%       $ 11,029.43    $   184.51
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.70%        13.93%       $ 13,393.40    $   190.59
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.70%        17.69%       $ 11,769.39    $   196.88
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.70%        21.58%       $ 12,157.78    $   203.38
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.70%        25.59%       $ 12,558.98    $   210.09
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.70%        29.73%       $ 12,973.43    $   217.03
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.70%        34.02%       $ 13,401.55    $   224.19
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.70%        38.44%       $ 13,843.80    $   231.59
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,003.63
---                                                                  ----------


                                       38
PROSPECTUS December 1, 2013                                           Appendix

DWS CALIFORNIA TAX-FREE INCOME FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.64%         4.36%       $ 10,436.00     $  65.40
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.79%         8.75%       $ 10,875.36     $  84.18
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.79%        13.33%       $ 11,333.21     $  87.72
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.79%        18.10%       $ 11,810.34     $  91.42
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.79%        23.08%       $ 12,307.55     $  95.27
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.79%        28.26%       $ 12,825.70     $  99.28
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.79%        33.66%       $ 13,365.66     $ 103.46
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.79%        39.28%       $ 13,928.36     $ 107.81
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.79%        45.15%       $ 14,514.74     $ 112.35
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.79%        51.26%       $ 15,125.81     $ 117.08
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 963.97
---                                                                   --------


DWS NEW YORK TAX-FREE INCOME FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             2.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.84%         1.30%       $ 10,129.56    $   358.39
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.94%         5.41%       $ 10,540.82    $    97.15
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.94%         9.69%       $ 10,968.78    $   101.10
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.94%        14.14%       $ 11,414.11    $   105.20
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.94%        18.78%       $ 11,877.52    $   109.47
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.94%        23.60%       $ 12,359.75    $   113.92
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.94%        28.62%       $ 12,861.56    $   118.54
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.94%        33.84%       $ 13,383.74    $   123.35
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.94%        39.27%       $ 13,927.11    $   128.36
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.94%        44.93%       $ 14,492.56    $   133.57
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,389.05
---                                                                  ----------


                                       39
PROSPECTUS December 1, 2013                                           Appendix

DWS NEW YORK TAX-FREE INCOME FUND - CLASS B




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.59%         3.41%       $ 10,341.00    $   161.71
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.77%         6.75%       $ 10,675.01    $   185.99
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.77%        10.20%       $ 11.019.82    $   192.00
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.77%        13.76%       $ 11,375.76    $   198.20
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.77%        17.43%       $ 11,743.19    $   204.60
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.77%        21.22%       $ 12,122.50    $   211.12
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.94%        26.15%       $ 12,614.67    $   116.26
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.94%        31.27%       $ 13,126.83    $   120.99
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.94%        36.60%       $ 13,659.78    $   125.90
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.94%        42.14%       $ 14,214.36    $   131.01
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,647.87
---                                                                  ----------


DWS NEW YORK TAX-FREE INCOME FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.59%         3.41%       $ 10,341.00    $   161.71
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.75%         6.77%       $ 10,677.08    $   183.91
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.75%        10.24%       $ 11,024.09    $   189.89
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.75%        13.82%       $ 11,382.37    $   196.06
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.75%        17.52%       $ 11,752.30    $   202.43
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.75%        21.34%       $ 12,134.25    $   209.01
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.75%        25.29%       $ 12,528.61    $   215.80
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.75%        29.36%       $ 12,935.79    $   222.81
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.75%        33.56%       $ 13,356.20    $   230.05
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.75%        37.90%       $ 13,790.28    $   237.53
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,049.20
---                                                                  ----------


                                       40
PROSPECTUS December 1, 2013                                           Appendix

DWS NEW YORK TAX-FREE INCOME FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  ----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  -----------
   1          5.00%         0.59%         4.41%       $ 10,441.00     $  60.30
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.78%         8.82%       $ 10,881.61     $  83.16
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.78%        13.41%       $ 11,340.81     $  86.67
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.78%        18.19%       $ 11,819.40     $  90.32
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.78%        23.18%       $ 12,318.18     $  94.14
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.78%        28.38%       $ 12,838.00     $  98.11
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.78%        33.80%       $ 13,379.77     $ 102.25
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.78%        39.44%       $ 13,944.39     $ 106.56
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.78%        45.33%       $ 14,532.85     $ 111.06
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.78%        51.46%       $ 15,146.13     $ 115.75
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 948.32
---                                                                   --------


ADDITIONAL INDEX INFORMATION


DWS CALIFORNIA TAX-FREE INCOME FUND

The BARCLAYS MUNICIPAL BOND INDEX is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.


DWS NEW YORK TAX-FREE INCOME FUND

The BARCLAYS MUNICIPAL BOND INDEX is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.


                                       41
PROSPECTUS December 1, 2013                                           Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about a fund's investments is available in a fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).



For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.



You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  dws-investments.com
                  Shareholders:
                  (800) 728-3337
                  Investment professionals:
                  (800) 621-5027
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS State Tax-Free Income Series
                  DWS California Tax-Free Income Fund
                  811-03657
                  DWS State Tax-Free Income Series
                  DWS New York Tax-Free Income Fund
                  811-03657




                                                   [Deutsche Asset
                                                   & Wealth Management [DB Logo]







(12/01/13) DSTFCANY-1

Deutsche Asset
& Wealth Management




Statement of Additional Information
December 1, 2013




DWS STATE TAX-FREE INCOME SERIES


DWS California Tax-Free Income Fund
CLASS/TICKER                         A   KCTAX     B   KCTBX     C   KCTCX     S   SDCSX

...............................................................................


DWS New York Tax-Free Income Fund
CLASS/TICKER                       A   KNTAX     B   KNTBX     C   KNTCX     S   SNWYX




This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for each fund dated December 1, 2013, as supplemented, a copy of which may be obtained without charge by calling (800) 728-3337; or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.



Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

Class B shares are closed to new investment.

                                                               [DB Logo]

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I




                                                                                           PAGE
Part I...................................................................................   I-1
  Definitions............................................................................   I-1
  Fund Organization......................................................................   I-1
  Management of Each Fund................................................................   I-1
  Sales Charges and Distribution Plan Payments...........................................   I-2
  Portfolio Transactions and Brokerage Commissions.......................................   I-2
  Investments............................................................................   I-2
  Investment Restrictions................................................................   I-2
  Taxes..................................................................................   I-5
  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial
  Statements.............................................................................   I-5
  Additional Information.................................................................   I-5
  Part I: Appendix I-A - Board Member Share Ownership and Control........................   I-6
  Part I: Appendix I-B - Board Committees and Meetings...................................  I-11
  Part I: Appendix I-C - Board Member Compensation.......................................  I-15
  Part I: Appendix I-D - Portfolio Management............................................  I-17
  Part I: Appendix I-E - Service Provider Compensation...................................  I-20
  Part I: Appendix I-F - Sales Charges...................................................  I-23
  Part I: Appendix I-G - Distribution Plan Payments......................................  I-24
  Part I: Appendix I-H - Portfolio Transactions and Brokerage Commissions................  I-25
  Part I: Appendix I-I - Investment Practices and Techniques.............................  I-26
  Part I: Appendix I-J - Additional Information..........................................  I-27
  Part I: Appendix I-K -  State Specific Risk Factors -  California and New York.........  I-28
Part II..................................................................................  II-1
Detailed Part II table of contents precedes page II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended


"1940 Act" - the Investment Company Act of 1940, as amended


"Code" - the Internal Revenue Code of 1986, as amended



"SEC" - the Securities and Exchange Commission



"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154


"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606


"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th Street, Kansas City, Missouri 64105-1614


"DWS funds" - The US registered investment companies advised by DIMA


"Board Members" - Members of the Board of Trustees of the Trust


"Board" - Board of Trustees of the Trust



"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act) of the fund or its investment advisor



"fund" or "series" - DWS California Tax-Free Income Fund and/or DWS New York Tax-Free Income Fund as the context may require


"Custodian" - State Street Bank and Trust Company, Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, Massachusetts 02111


"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601


"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199


"Trust" - DWS State Tax-Free Income Series

"NRSRO"- A nationally recognized statistical rating organization



"S&P" - Standards & Poor's Ratings Services, an NRSRO



"Moody's" - Moody's Investors Service, Inc., an NRSRO



"Fitch" - Fitch Ratings, an NRSRO




FUND ORGANIZATION

DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund are series of DWS State Tax-Free Income Series, a Massachusetts business trust organized on October 24, 1985. On February 6, 2006, Scudder State Tax-Free Income Series was renamed DWS State Tax-Free Income Series, and Scudder California Tax-Free Income Fund and Scudder New York Tax-Free Income Fund were renamed DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively.


The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the "Declaration of Trust"). The Declaration of Trust was last approved by shareholders in 2008. Additional information about each Trust is set forth in PART II under "Fund Organization."



MANAGEMENT OF EACH FUND


BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.


BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in each fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in PART I - APPENDIX I-A.


PORTFOLIO MANAGEMENT

Information regarding each fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B. This section does not apply to money market funds.



SERVICE PROVIDER COMPENSATION

Compensation paid by each fund to its service providers for various services, including investment management, administrative, transfer agency, and, for certain funds, fund accounting services and subadvisory services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DIDI, see
PART I - APPENDIX I-F. Fee rates for services of the above referenced service providers are included in PART II - APPENDIX II-C. This section does not apply to new funds that have not completed a fiscal reporting period.




SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES


Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to funds/classes that do not impose sales charges, or to new funds/classes that have not completed a fiscal reporting period.



DISTRIBUTION PLAN PAYMENTS


Payments made by each fund for the most recent fiscal year under each fund's Rule 12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to funds/classes that do not incur expenses paid in connection with Rule 12b-1 Plans, or to new funds/ classes that have not completed a fiscal reporting period.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER


The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to new funds that have not completed a fiscal reporting period.



BROKERAGE COMMISSIONS


Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to new funds that have not completed a fiscal reporting period.



Each fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in PART II of this SAI.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-I includes a list of the investment practices and techniques which each fund may employ in pursuing its investment objective.
PART II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.



INVESTMENT RESTRICTIONS

Unless otherwise stated, the policies below apply to each fund.


Except as otherwise indicated, each fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund's investment objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a fund.


Each fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.


Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.


As a matter of fundamental policy, a fund may not do any of the following:


(1) borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.



(2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(3) purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(4) engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.


(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.


(6) make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.



(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of the fund's fundamental concentration policy set forth above, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Under normal circumstances, DWS California Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal income tax and California state income tax.


Under normal circumstances, DWS New York Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal income tax and New York state personal income tax.


Each fund does not consider private activity bonds to be municipal securities for purposes of its 80% requirement.



The following is intended to help investors better understand the meaning of a fund's fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund's fundamental policies.


The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1-3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund's borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund's borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see "Borrowing" in PART II - APPENDIX II-G.



Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. A fund is permitted to engage in the investment practices described in its prospectus and in this SAI.



For additional information regarding the fund's asset segregation practices, see "Asset Segregation" in PART II - APPENDIX II-G.


At present, the 1940 Act does not set forth a maximum percentage of a fund's assets that may be invested in commodities.


Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).


OTHER INVESTMENT POLICIES. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.


As a matter of non-fundamental policy:


(1) the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.


(2) the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.


(3) the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).


(4) the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).


(5) the fund may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities.


(6) the fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to its fundamental investment policies.


(7) the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.


(8) the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.


(9) the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.


For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation described herein, the most significant of which is the source of funds for the payment of principal and interest on such obligations.


For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).



TAXES

Important information concerning the tax consequences of an investment in each fund is contained in PART II - APPENDIX II-H.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


The financial statements, together with the report of the Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated August 31, 2013 (SEC File No. 811-03657), are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.




ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART I - APPENDIX I-J.

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL


BOARD MEMBER SHARE OWNERSHIP IN EACH FUND


The following tables show the dollar range of equity securities beneficially owned by each Board Member in each fund and in DWS funds as of December 31, 2012.



DOLLAR RANGE OF BENEFICIAL OWNERSHIP


                            DWS CALIFORNIA TAX-     DWS NEW YORK TAX-
BOARD MEMBER                  FREE INCOME FUND      FREE INCOME FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine                 None                   None
Henry P. Becton, Jr.               None                   None
Dawn-Marie Driscoll        $10,001-$50,000         $1-$10,000
Keith R. Fox                       None                   None
Paul K. Freeman                    None                   None
Kenneth C. Froewiss                None                   None
Richard J. Herring                 None                   None
William McClayton                  None                   None
Rebecca W. Rimel                   None                   None
William N. Searcy, Jr.             None                   None
Jean Gleason Stromberg             None                   None
Robert Wadsworth                   None                   None


AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/




                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                     DWS FUNDS
INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000



(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES


As reported to each fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2012. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).



                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS
John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None



As of November 4, 2013, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.



25% OR GREATER OWNERSHIP


No investor beneficially owns 25% or more of a fund's shares as of November 4, 2013. Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund.



5% OR GREATER OWNERSHIP OF SHARE CLASSES


The following table identifies those investors who own 5% or more of a fund share class as of November 4, 2013. All holdings are of record, unless otherwise indicated.



DWS CALIFORNIA TAX-FREE INCOME FUND



NAME AND ADDRESS OF INVESTOR           SHARES          CLASS     PERCENTAGE
MORGAN STANLEY SMITH BARNEY          14,235,532.71      A           20.45%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
FIRST CLEARING LLC                    8,838,970.84      A           12.70%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
PERSHING LLC                          4,923,026.40      A            7.07%
JERSEY CITY NJ 07399-0001

NAME AND ADDRESS OF INVESTOR                 SHARES         CLASS     PERCENTAGE
UBS WM USA                                 4,786,548.28      A           6.88%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
AMERICAN ENTERPRISE INVESTMENT SVC         3,998,586.95      A           5.74%
FBO #XXXXXXXX
MINNEAPOLIS MN 55402-2405
NFS LLC FBO                                   15,124.35      B          26.01%
TR A
PHELAN CA 92329-0033
MORGAN STANLEY SMITH BARNEY                   10,977.51      B          18.88%
HARBORSIDE FINANCIAL
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
FIRST CLEARING LLC                             8,137.85      B          13.99%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
AMERICAN ENTERPRISE INVESTMENT SVC             8,095.38      B          13.92%
FBO #XXXXXXXX
MINNEAPOLIS MN 55402-2405
MLPF&S FOR THE SOLE BENEFIT OF                 5,617.29      B           9.66%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #XXXXX
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                         1,484,452.23      C          26.42%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
MLPF&S FOR THE SOLE BENEFIT OF             1,083,107.06      C          19.27%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #XXXXX
JACKSONVILLE FL 32246-6484
MORGAN STANLEY SMITH BARNEY                  780,845.85      C          13.90%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
UBS WM USA                                   467,602.42      C           8.32%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
AMERICAN ENTERPRISE INVESTMENT SVC           402,674.34      C           7.17%
FBO #XXXXXXXX
MINNEAPOLIS MN 55402-2405
CHARLES SCHWAB & CO INC                    4,879,835.32      S           9.13%
SAN FRANCISCO CA 94104-4151

NAME AND ADDRESS OF INVESTOR           SHARES         CLASS     PERCENTAGE
FIRST CLEARING LLC                   2,833,451.42      S           5.30%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523





DWS NEW YORK TAX-FREE INCOME FUND




NAME AND ADDRESS OF INVESTOR             SHARES         CLASS     PERCENTAGE
FIRST CLEARING LLC                     1,422,570.15      A           11.60%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
PERSHING LLC                           1,211,909.96      A            9.88%
JERSEY CITY NJ 07399-0001
MORGAN STANLEY SMITH BARNEY              960,963.48      A            7.83%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
UBS WM USA                               688,489.15      A            5.61%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
FIRST CLEARING LLC                        11,399.52      B           26.26%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
SHELLY SALOMON                             9,988.86      B           23.01%
LONG BEACH NY 11561-4057
MLPF&S FOR THE SOLE BENEFIT OF             6,368.01      B           14.67%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL 32246-6484
JOSEPH ANGELUCCI &                         5,367.21      B           12.37%
IOLANDA ANGELUCCI TTEES
ANGELUCCI FAM TR
YONKERS NY 10703-2209
JANET I WEXLER                             2,267.97      B            5.23%
NEW YORK NY 10024-5677
MLPF&S FOR THE SOLE BENEFIT OF           484,684.66      C           26.06%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                       481,424.19      C           25.89%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523

NAME AND ADDRESS OF INVESTOR          SHARES        CLASS     PERCENTAGE
MORGAN STANLEY SMITH BARNEY          157,032.19      C           8.44%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
UBS WM USA                           148,750.41      C           8.00%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
PERSHING LLC                         125,297.62      C           6.74%
JERSEY CITY NJ 07399-0001

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD


The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 6 times during the most recently completed calendar year. Each Board Member attended at least 75% of the meetings of the Board and meetings of the Board Committees on which such Board Member served.



BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of a fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund's investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.



Independent Board Members are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.



Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board as appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.


The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed Income and Asset Allocation Oversight Committee, Operations Committee, Valuation Sub-Committee and Dividend Committee.




                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS
AUDIT COMMITTEE             6         Assists the Board in fulfilling its responsibility    Paul K. Freeman (Chair),
                                      for oversight of (1) the integrity of the financial   William McClayton (Vice
                                      statements, (2) the fund's accounting and             Chair), John W. Ballantine,
                                      financial reporting policies and procedures, (3)      Henry P. Becton, Jr. and
                                      the fund's compliance with legal and regulatory       Richard J. Herring
                                      requirements related to accounting and
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS
NOMINATING AND              6         Recommends individuals for membership on             Rebecca W. Rimel (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Henry P. Becton, Jr. (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), John W. Ballantine
                                      members, and oversees the operations of the          and William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes that the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Kenneth C.
                                      Froewiss, Chairman, DWS Mutual Funds, P.O.
                                      Box 78, Short Hills, NJ 07078.
CONTRACT                    9         Reviews at least annually, (a) the fund's            Keith R. Fox (Chair), Robert
COMMITTEE                             financial arrangements with DIMA and its             H. Wadsworth (Vice Chair),
                                      affiliates, and (b) the fund's expense ratios.       Dawn-Marie Driscoll, Paul K.
                                                                                           Freeman, Richard J. Herring,
                                                                                           William N. Searcy, Jr. and
                                                                                           Jean Gleason Stromberg
EQUITY OVERSIGHT            6         Reviews the investment operations of those           William McClayton (Chair),
COMMITTEE                             funds that primarily invest in equity securities     Keith R. Fox (Vice Chair),
                                      (except for those funds managed by a                 Henry P. Becton, Jr.,
                                      quantitative investment team).                       Rebecca W. Rimel, Jean
                                                                                           Gleason Stromberg and
                                                                                           Robert H. Wadsworth
FIXED INCOME AND            6         Reviews the investment operations of those           John W. Ballantine (Chair),
ASSET ALLOCATION                      funds that primarily invest in fixed income          William N. Searcy, Jr. (Vice
OVERSIGHT                             securities or pursue an asset allocation             Chair), Dawn-Marie Driscoll,
COMMITTEE                             strategy.                                            Paul K. Freeman and Richard
                                                                                           J. Herring

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS
OPERATIONS                  6         Reviews the administrative operations and          Jean Gleason Stromberg
COMMITTEE                             general compliance matters of the fund.            (Chair), Dawn-Marie Driscoll
                                      Reviews administrative matters related to the      (Vice Chair), Keith R. Fox,
                                      operations of the fund, policies and procedures    Rebecca W. Rimel, William
                                      relating to portfolio transactions, custody        N. Searcy, Jr. and Robert H.
                                      arrangements, fidelity bond and insurance          Wadsworth
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         William N. Searcy, Jr.,
COMMITTEE                             Valuation Sub-Committee may make                   Robert H. Wadsworth,
                                      determinations of fair value required when the     Dawn-Marie Driscoll
                                      Operations Committee is not in session.            (Alternate), Keith R. Fox
                                                                                         (Alternate), Rebecca W.
                                                                                         Rimel (Alternate) and Jean
                                                                                         Gleason Stromberg
                                                                                         (Alternate)
DIVIDEND                    0         Authorizes dividends and other distributions for   Kenneth C. Froewiss,
COMMITTEE                             those funds that are organized as series of a      Robert H. Wadsworth, John
                                      Maryland corporation. Committee meets on an        W. Ballantine (Alternate),
                                      as-needed basis.                                   Henry P. Becton, Jr.
                                                                                         (Alternate), Dawn-Marie
                                                                                         Driscoll (Alternate), Keith R.
                                                                                         Fox (Alternate), Paul K.
                                                                                         Freeman (Alternate), Richard
                                                                                         J. Herring (Alternate),
                                                                                         William McClayton
                                                                                         (Alternate), Rebecca W.
                                                                                         Rimel (Alternate), William N.
                                                                                         Searcy, Jr. (Alternate) and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)



AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS fund complex.



Board Members who are officers, directors, employees or stockholders of Deutsche Asset & Wealth Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset & Wealth Management, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each Independent Board Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2012.



AGGREGATE COMPENSATION FROM EACH FUND



BOARD MEMBER                DWS CALIFORNIA TAX FREE INCOME FUND     DWS NEW YORK TAX FREE INCOME FUND
  INDEPENDENT BOARD MEMBER:
John W. Ballantine         $2,895                                  $1,165
Henry P. Becton, Jr.       $2,806                                  $1,107
Dawn-Marie Driscoll        $2,742                                  $1,109
Keith R. Fox               $2,903                                  $1,167
Paul K. Freeman            $3,382                                  $1,321
Kenneth C. Froewiss        $3,416                                  $1,352
Richard J. Herring         $2,742                                  $1,109
William McClayton          $3,049                                  $1,221
Rebecca W. Rimel           $2,846                                  $1,120
William N. Searcy, Jr.     $2,806                                  $1,107
Jean Gleason Stromberg     $2,895                                  $1,165
Robert Wadsworth           $2,844                                  $1,121

TOTAL COMPENSATION FROM DWS FUND COMPLEX




                             TOTAL COMPENSATION
                             FROM EACH FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $280,000
Henry P. Becton, Jr.       $280,000
Dawn-Marie Driscoll        $265,000
Keith R. Fox               $265,000
Paul K. Freeman/(2)/       $390,000
Kenneth C. Froewiss        $265,000
Richard J. Herring         $265,000
William McClayton          $290,000
Rebecca W. Rimel           $265,000
William N. Searcy, Jr.     $280,000
Jean Gleason Stromberg     $280,000
Robert Wadsworth/(3)/      $329,250




(1) For each Independent Board Member, except for Mr. Wadsworth, total compensation from the DWS fund complex represents compensation from 103 funds as of December 31, 2012.


(2) Includes $125,000 in annual retainer fees received by Dr. Freeman as Chairperson of DWS funds.


(3) For Mr. Wadsworth, total compensation from the DWS fund complex represents compensation from 106 funds as of December 31, 2012.

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT


FUND OWNERSHIP OF PORTFOLIO MANAGERS


The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for each fund as well as in all DWS funds as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.



DWS CALIFORNIA TAX-FREE INCOME FUND



                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED
Philip G. Condon                 $1 - $10,000           Over $1,000,000
Matthew J. Caggiano              $1 - $10,000         $100,001 - $500,000
Michael J. Generazo              $1 - $10,000          $50,001 - $100,000



DWS NEW YORK TAX-FREE INCOME FUND




                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED
Philip G. Condon                 $1 - $10,000           Over $1,000,000
Ashton P. Goodfield           $10,001 - $50,000      $500,001 - $1,000,000
Matthew J. Caggiano              $1 - $10,000         $100,001 - $500,000



CONFLICTS OF INTEREST


In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.


DWS CALIFORNIA TAX-FREE INCOME FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:



                          NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                         REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                  INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER         COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Philip G. Condon             13         $12,621,358,114              0                     $0
Matthew J. Caggiano           2         $ 5,529,668,425              0                     $0
Michael J. Generazo           3         $ 5,713,380,884              0                     $0

DWS NEW YORK TAX-FREE INCOME FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:



                          NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                         REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                  INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER         COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Philip G. Condon             13         $13,218,708,933              0                     $0
Ashton P. Goodfield           4         $ 7,486,844,045              0                     $0
Matthew J. Caggiano           2         $ 6,128,019,224              0                     $0



DWS CALIFORNIA TAX-FREE INCOME FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:


                                                               NUMBER OF POOLED
                          NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                           POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                  INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER         VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Philip G. Condon             0                  $0                    0                    $0
Matthew J. Caggiano          0                  $0                    0                    $0
Michael J. Generazo          0                  $0                    0                    $0


DWS NEW YORK TAX-FREE INCOME FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:


                                                               NUMBER OF POOLED
                          NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                           POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                  INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER         VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Philip G. Condon             0                  $0                    0                    $0
Ashton P. Goodfield          0                  $0                    0                    $0
Matthew J. Caggiano          0                  $0                    0                    $0


DWS CALIFORNIA TAX-FREE INCOME FUND


OTHER ACCOUNTS MANAGED:



                                                                NUMBER OF OTHER     TOTAL ASSETS OF
                                              TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                     NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER        OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS
Philip G. Condon                0           $            0            0                   $0
Matthew J. Caggiano            19           $2,472,376,666            0                   $0
Michael J. Generazo             7           $  259,092,284            0                   $0

DWS NEW YORK TAX-FREE INCOME FUND


OTHER ACCOUNTS MANAGED:



                                                                NUMBER OF OTHER     TOTAL ASSETS OF
                                              TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                     NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER        OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS
Philip G. Condon                0           $            0            0                   $0
Ashton P. Goodfield             0           $            0            0                   $0
Matthew J. Caggiano            19           $2,472,376,666            0                   $0




In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in each fund and other client accounts.

PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION



DWS CALIFORNIA TAX-FREE INCOME FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2013                    $4,303,753            $0               $1,007,833                 $0
2012                    $3,774,281            $0               $  880,781                 $0
2011                    $3,408,217            $0               $  798,276                 $0





                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES
2013                         $154,497               $154,423
2012                         $153,230               $ 91,588
2011                         $153,731               $ 78,285



DWS NEW YORK TAX-FREE INCOME FUND




                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2013                    $1,590,128         $36,886              $360,745                  $0
2012                    $1,557,753         $42,253              $353,036                  $0
2011                    $1,489,907         $     0              $338,569                  $0





                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES
2013                          $77,917                $77,917
2012                          $82,630                $82,630
2011                          $94,986                $65,983




DWS CALIFORNIA TAX-FREE INCOME FUND


The following waivers were in effect during the most recent three fiscal years:


Effective October 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.84%, 1.59%, 1.59% and 0.69% for Class A, Class B, Class C and Class S, respectively.


Effective October 1, 2012 through September 30, 2013, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.59%.

Effective October 1, 2011 through November 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.86%, 1.61% and 1.61% for Class A, Class B and Class S, respectively.


Effective December 1, 2011 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.71%.


For the period from October 1, 2011 through September 30, 2012, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Class S shares to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.61%.


For the period from September 1, 2011 through September 30, 2011 for Class B shares (November 30, 2011 for Class S shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.63% and 0.63% for Class B and Class S, respectively.


Effective October 1, 2010 through November 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.63% and 0.63% for Class B and Class S, respectively.


For the period from September 1, 2010 through September 30, 2010 (through November 30, 2010 for Class C shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.66%, 1.66% and 0.66% for Class B, Class C and Class S, respectively.


The following waivers are currently in effect:


The Advisor has contractually agreed through November 30, 2014 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.83%, 1.58%, 1.58% and 0.58% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


DWS NEW YORK TAX-FREE INCOME FUND


The following waivers were in effect during the most recent three fiscal years:


For the period from September 1, 2012 through November 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.85%, 1.60%, 1.60% and 0.70% for Class A, Class B, Class C and Class S, respectively.


Effective October 1, 2011 through November 30, 2012 (September 30, 2012 for Class S shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.85%, 1.60%, 1.60% and 0.70% for Class A, Class B, Class C and Class S, respectively.


Effective October 1, 2011 through September 30, 2013, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.60%.

For the period from September 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.88%, 1.63%, 1.63% and 0.63% for Class A, Class B, Class C and Class S, respectively.


For the period from December 1, 2010 through November 30, 2011 (through September 30, 2011 for Class A shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.88%, 1.63%, 1.63% and 0.63% for Class A, Class B, Class C and Class S shares, respectively.



For the period from September 1, 2010 through November 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.87%, 1.62%, 1.62% and 0.62% for Class A, Class B, Class C and Class S shares, respectively.


The following waivers are currently in effect:


The Advisor has contractually agreed through November 30, 2014 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.79%, 1.54%, 1.54% and 0.54% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

PART I: APPENDIX I-F - SALES CHARGES

The following tables show the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI for the noted fiscal period(s).


CLASS A INITIAL SALES CHARGE:



                                                                                           AGGREGATE          AGGREGATE
                                                     AGGREGATE        AGGREGATE           COMMISSIONS        COMMISSIONS
                                         FISCAL        SALES         COMMISSIONS      PAID TO AFFILIATED      RETAINED
                                          YEAR      COMMISSIONS     PAID TO FIRMS            FIRMS             BY DIDI
DWS California Tax-Free Income Fund      2013         $36,000          $ 9,000              $1,000             $26,000
                                         2012         $40,000          $ 3,000              $1,000             $36,000
                                         2011         $45,000          $14,000              $2,000             $29,000
DWS New York Tax-Free Income Fund        2013         $19,000          $ 8,000              $    0             $11,000
                                         2012         $33,000          $10,000              $1,000             $22,000
                                         2011         $15,000          $ 5,000              $2,000             $ 8,000



CDSC PAID TO DIDI ON:




                                         FISCAL
                                          YEAR     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
DWS California Tax-Free Income Fund      2013          $23,408            $1,212            $21,408
                                         2012          $10,677            $4,847            $ 6,520
                                         2011          $12,594            $7,418            $ 6,745
DWS New York Tax-Free Income Fund        2013          $ 3,589            $  995            $ 4,116
                                         2012          $   375            $  155            $ 1,246
                                         2011          $ 1,822            $5,661            $   517

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Expenses of each fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent calendar year.


12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:



                                                     12B-1 DISTRIBUTION      12B-1 SHAREHOLDER
                                                            FEES               SERVICES FEES
DWS California Tax-Free Income Fund      Class A                 -             $  1,209,367
                                         Class B          $  5,831             $      1,813
                                         Class C          $348,893             $   115,806/(1)/
DWS New York Tax-Free Income Fund        Class A                 -             $   313,292/(2)/
                                         Class B          $  4,092             $     1,360/(2)/
                                         Class C          $161,366             $    53,784/(2)/




/(1)/ For DWS California Tax-Free Income Fund, $18,835 in Shareholder Services Fees were waived for Class C.


/(2)/ For DWS New York Tax-Free Income Fund, $10,783, $292 and $16,989 in Shareholder Services Fees were waived for Class A, Class B and Class C, respectively.

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER RATES



FUND                                     2013     2012
DWS California Tax-Free Income Fund      37%      41%
DWS New York Tax-Free Income Fund        24%      35%



BROKERAGE COMMISSIONS




                                         FISCAL     BROKERAGE COMMISSIONS
                                          YEAR          PAID BY FUND
DWS California Tax-Free Income Fund      2013                $0
                                         2012                $0
                                         2011                $0
DWS New York Tax-Free Income Fund        2013                $0
                                         2012                $0
                                         2011                $0



BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS




                                                                            AGGREGATE                        % OF THE
                                                                            BROKERAGE                       AGGREGATE
                                                                           COMMISSIONS                        DOLLAR
                                                 NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                       FISCAL   AFFLIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                        YEAR      BROKER    AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS
DWS California Tax-Free Income Fund    2013       None          -             None              -               -
                                       2012       None          -             None              -               -
                                       2011       None          -             None              -               -
DWS New York Tax-Free Income Fund      2013       None          -             None              -               -
                                       2012       None          -             None              -               -
                                       2011       None          -             None              -               -



Each fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that each fund held as of the end of its most recent fiscal year.


Each fund did not hold any securities of its regular brokers or dealers.


TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.


                                                                     COMMISSIONS PAID
                                         AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                       WITH RESEARCH FIRMS      WITH RESEARCH FIRMS
DWS California Tax-Free Income Fund                $0                       $0
DWS New York Tax-Free Income Fund                  $0                       $0

PART I: APPENDIX I-I - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.


DWS CALIFORNIA TAX-FREE INCOME FUND

Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper

Commodity Pool Operator Exclusion

Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program
Inverse Floaters
Investment-Grade Bonds

Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation
    Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings

DWS NEW YORK TAX-FREE INCOME FUND

Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper

Commodity Pool Operator Exclusion

Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program
Inverse Floaters
Investment-Grade Bonds
Mortgage-Backed Securities

Municipal Leases, Certificates of Participation and Other Participation
    Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings

PART I: APPENDIX I-J - ADDITIONAL INFORMATION


FUND                                    CLASS       CUSIP NUMBER
DWS California Tax-Free Income Fund     Class A     23337H108
Fiscal Year End: 8/31                   Class B     23337H207
                                        Class C     23337H306
                                        Class S     23337H405
DWS New York Tax-Free Income Fund       Class A     23337H504
Fiscal Year End: 8/31                   Class B     23337H603
                                        Class C     23337H702
                                        Class S     23337H801

PART I: APPENDIX I-K -  STATE SPECIFIC RISK FACTORS -  CALIFORNIA AND NEW YORK


STATE SPECIFIC RISK FACTORS - CALIFORNIA. DWS California Tax-Free Income Fund normally invests in bonds issued by the State of California or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of the preparation of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.



The following information is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the State's current or projected financial situation, which in turn could hamper fund performance.


The value of the shares of a fund that primarily invests in the municipal securities of one state may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.


STATE BUDGET PROCESS



The State's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the State's Legislature (the "Legislature") and signed by the Governor. The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (the "Governor's Budget"). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the State's Department of Finance ("Department of Finance") submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision, and the resulting updated budget is used as the basis for the final negotiations between the Governor and the Legislature to reach agreement on that year's Budget Act. Pursuant to Proposition 25, enacted on November 2, 2010, each fiscal year's Budget Act, along with appropriation bills and "trailer bills" which are part of a budget package, must be approved by a majority vote of each House of the Legislature.



Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.


The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.



FISCAL YEAR 2012-13 BUDGET


On January 5, 2012, the Governor released the 2012-13 Governor's Budget. The 2012-13 Governor's Budget proposed to solve an estimated $9.2 billion budget gap for fiscal years 2011-12 and 2012-13 with a combination of spending reductions and revenue solutions. This compared with an estimated budget gap of over $26 billion for fiscal years

2010-11 and 2011-12 at the time of the 2011-12 Governor's Budget. The 2012-13 Governor's Budget also projected that the State would end fiscal year 2011-12 with a negative reserve of $1.7 billion, compared to a positive $543 million reserve estimated at the time of the 2011 Budget Act.


The 2012-13 Governor's Budget projected to end fiscal year 2012-13 with a $1.1 billion reserve. General Fund revenues and transfers for fiscal year 2012-13 were projected at $95.4 billion, and General Fund expenditures for fiscal year 2012-13 were projected at $92.6 billion. The 2012-13 Governor's Budget proposed a combined total of $10.3 billion of budget solutions for fiscal years 2011-12 and 2012-13. The solutions consisted of $4.2 billion of expenditure reductions (approximately 41.0% of the total solutions), $4.7 billion of revenue solutions (approximately 45% of the total solutions), and $1.4 billion of other solutions (approximately 14% of the total solutions).


Expenditure reductions included $2.0 billion of reductions in health and human services, which included $946.2 million in cuts relating to CalWORKs and $842.3 million in cuts relating to Medi-Cal (California's Medicaid program), and $1.3 billion in reductions in education, which included $544.4 million in cuts in Proposition 98 school funding, $446.9 million in cuts in child care and $301.7 million in cuts in the Cal Grant Program.


On May 14, 2012, the Governor released the May Revision to the proposed 2012-13 budget (the "2012 May Revision"). At that time, the Governor estimated that the budget gap had increased from $9.2 billion to $15.7 billion. Including a target of a $1 billion reserve at the end of fiscal year 2012-13, the 2012 May Revision included $16.7 billion in budget solutions. The increase in the projected budget gap mainly resulted from lower revenue projections and an increase in the State's Proposition 98 minimum guarantee for schools and community colleges in fiscal year 2012-13. Accordingly, the 2012 May Revision included additional expenditure reductions and other budget-balancing actions.


Governor Brown signed the budget for fiscal year 2012-13 (the "2012 Budget Act") on June 25, 2012. The 2012 Budget Act closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13, and projected a $948 million reserve by June 30, 2013, for a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions, and assuming passage of the Governor's Initiative (as defined below) and no trigger cuts). General Fund revenues and transfers for fiscal year 2012-13 were projected at $95.9 billion, an increase of $9.1 billion compared with fiscal year 2011-12. General Fund expenditures for fiscal year 2012-13 were projected at $91.3 billion, an increase of $4.3 billion compared to the prior year. General Fund spending outside of Proposition 98 school funding was projected to decline by $1.5 billion, or 2.8%, excluding a required one-time repayment of $2.1 billion the State borrowed from local governments in 2009. In approving the 2012 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by approximately $129 million. The 2012 Budget Act also includes special fund expenditures of $39.4 billion and bond fund expenditures of $11.7 billion.


To achieve the proposed revenue solutions, Governor Brown sponsored an initiative measure and collected enough signatures to place Proposition 30 on the November 2012 election ballot (the "Governor's Initiative"). The Governor's Initiative was approved by the voters on November 6, 2012. Proposition 30 places into the State Constitution the current statutory provisions transferring 1.0625% of State sales taxes to local governments to fund the "realignment" program for many services. The second part of this proposition provides for temporary increases in personal income tax rates for high-income taxpayers for seven years and a temporary increase in the State sales tax rate for four years, and specifies that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee. The Governor's Initiative is projected to raise total revenues by an estimated $8.5 billion, but only provide $5.6 billion of additional General Fund resources since Proposition 98 would require additional funds to K-14 schools and colleges.


FISCAL YEAR 2013-14 BUDGET


The 2013-14 Governor's Budget, released on January 10, 2013, revised various revenue and expenditure estimates for fiscal year 2012-13. It projected that the State will end fiscal year 2012-13 with a small reserve of $167 million, compared to a $948 million reserve estimated at the time of the 2012 Budget Act.

The 2013-14 Governor's Budget projected to end fiscal year 2013-14 with a $1 billion reserve. General Fund revenues and transfers for fiscal year 2013-14 were projected at $98.5 billion, an increase of $3.1 billion or 3.3% compared with revised estimates for fiscal year 2012-13. General Fund expenditures for fiscal year 2013-14 were projected at $97.7 billion, an increase of $4.7 billion or 5.1% compared with revised estimates for fiscal year 2012-13.


The budget package contained major new proposals for funding schools and community colleges and continued the implementation of the federal Patient Protection and Affordable Care Act ("ACA"). In addition, the budget package proposed General Fund spending increases for the public university systems and revised previously projected savings associated with the dissolution of redevelopment agencies ("RDAs") and cap-and-trade auction revenues.


Proposition 39, approved by State voters on November 6, 2012, changed the method used by out-of-state businesses in determining their State taxable income. By requiring out-of-state businesses to calculate their State income tax liability based on the percentage of their sales in California, Proposition 39 is expected to increase corporate tax revenues. The Governor's proposed 2013-14 budget included all such revenue in the calculation of the Proposition 98 minimum guarantee. In addition, Proposition 39 requires that half of the new revenues fund energy efficiency programs through fiscal year 2017-18. The budget package proposed to use that funding for projects at schools and community colleges.


The ACA provides states with the option to expand Medi-Cal coverage to certain adults with incomes up to 138% of the federal poverty level who are not currently eligible. The 2013-14 Governor's Budget suggested two alternatives for this optional expansion - one in which the State would administer an expanded version of its current Medi-Cal Program and another in which counties administer the expansion while meeting State eligibility requirements. The ACA also includes several provisions that will likely result in additional enrollment among the currently eligible Medi-Cal population. The 2013-14 Governor's Budget provided a $350 million General Fund "placeholder" for these additional costs for the currently eligible population.


The 2013-14 Governor's Budget proposed a 5% base increase ($125 million each) in fiscal year 2013-14 for the University of California and the California State University. This funding is in addition to the $125 million that the 2012 Budget Act provided to each university system for fiscal year 2013-14 in exchange for not increasing tuition levels in fiscal year 2012-13. The Governor also has a multiyear plan that would provide 5% base increases in fiscal year 2014-15 and 4% in the subsequent two fiscal years. As a result of these increases, the Governor expects tuition levels to remain flat through fiscal year 2016-17. In addition, the budget proposed to shift debt-service costs for general obligation bonds into each university system's budget.


The budget package forecast included approximately $700 million in higher savings associated with the dissolution of RDAs and approximately $300 million in higher savings from using cap-and-trade revenues to offset programs traditionally supported by the General Fund.


On January 14, 2013, the California Legislative Analyst's Office ("LAO") released its analysis of the 2013-14 Governor's Budget ("January LAO Report"). In reaching its conclusions, the LAO performed an independent assessment of the outlook for California's economy, demographics, revenues, and expenditures. The January LAO Report stated that California had reached a point where its underlying expenditures and revenues are roughly in balance, and that with the exception of education funding, the remainder of State's General Fund spending reflects a baseline budget. This compares with the multibillion-dollar budget gaps identified in recent years' Governor budgets. This significant improvement in the State's finances is due to the economic recovery, prior budgetary restraint and voters' approval of temporary tax increases.


The January LAO Report commended the Governor's emphasis on fiscal discipline and paying off the State's accumulated budgetary debts. However, the January LAO Report also expressed caution regarding the volatility inherent in the State's revenue system and the unfunded liabilities associated with the teachers' retirement system and State retiree health benefits.

On June 27, 2013, the Governor signed the budget act for fiscal year 2013-14 (the "2013 Budget Act"). At that time, the 2013 Budget Act projected that the State would end fiscal year 2013-14 with a $1.1 billion reserve by year end, and would continue to pay down budgetary debt from past years. For the first time in several years, corrective measures were not necessary to avoid a year-end deficit in the fiscal year just ended.


General Fund revenues and transfers for fiscal year 2013-14 were projected at $97.1 billion, a decrease of $1.1 billion compared with fiscal year 2012-13. General Fund expenditures for fiscal year 2013-14 were projected at $96.3 billion, an increase of $0.6 billion compared to the prior year. The 2013 Budget Act builds a $1.1 billion reserve principally by suspending certain State mandates ($111 million); continuing the use of miscellaneous State highway account revenues to pay for transportation bond debt service ($67 million); extending the hospital quality assurance fee ($310 million); extending the gross premiums tax on Medi-Cal managed care plans ($166 million); and applying sales tax on Medi-Cal managed care plans ($305 million).


The 2013 Budget Act provided for total State funding of $46 billion, including $28.1 billion from the General Fund for health and human services. The remaining funding will be provided from special and bond funds. Medi-Cal, the State's Medicaid health care program for low-income families, which serves one out of every five Californians, currently receives 16% of the General Fund budget. As the State implements its commitment to federal health care reform, these amounts will increase. The 2013 Budget Act included $195.6 million from the General Fund to begin to pay for the federally required and optional expansion of coverage.


The 2013 Budget Act provided for total State funding of $11.2 billion, including $8.9 billion from the General Fund, for the California Department of Corrections and Rehabilitation ("CDCR"). The CDCR total State operations costs are $9.1 billion and the remaining $2.1 billion support prison and jail infrastructure. On September 12, 2013, the Governor signed SB 105, appropriating an additional $315 million during fiscal year 2013-14 to the CDCR in response to a court-ordered requirement to further reduce the prison population.



OTHER CONSIDERATIONS



Any deterioration of the State's fiscal situation could increase the risk of investing in California municipal securities, including the risk of issuer default, downgrade and bankruptcy, and could also heighten the risk that prices of California municipal securities will experience greater volatility. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Any perceived increased likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal issuers, any of which could negatively impact the value of all or a substantial portion of the municipal securities held by the fund. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. As a result of continuing financial and economic difficulties, several California municipalities have recently filed for bankruptcy protection under Chapter 9 or have indicated that they may seek such bankruptcy protection in the future. Additional municipal bankruptcy filings may occur in the near future.



During periods of volatility municipal issuers may be unable to obtain additional financing through, or may be required to pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or its municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.


A downgrade of a municipal security insurer may negatively impact the price of insured municipal securities and increase the risk that the insurer will be unable to meet all future claims.



The above discussion of the fiscal year 2012-13 and 2013-14 budgets is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

CALIFORNIA'S GENERAL ECONOMIC CONDITIONS. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The relative proportion of the various components of the State's economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.


During the most recent recession, California experienced a significant economic downturn. Certain economic indicators show that the State's economy was hit harder by the recession than the economies of most other states. However, there are some signs that economic growth in California has gradually improved during recent periods. For example, personal income increased in thirteen of the fifteen quarters through the second quarter of 2013, with decreases in the fourth quarter of 2011 and the first quarter of 2013. The decrease in early 2013 was partially due to the expiration of the federal payroll tax holiday. The State unemployment rate reached 12.4% in late 2010. Although the State's unemployment rate has fallen, with the July 2013 unemployment rate at 8.7%, unemployment still remains high. In comparison, the national unemployment rate was 7.4% in July 2013.


New residential construction measured by permits issued had fallen almost 90% in 2009 from its peak in 2004, and nonresidential construction in 2009 was valued at about one quarter of the peak valuation in 2008. California issued only 58,000 residential building permits in 2012 as compared to the 210,000 permits issued in 2005.


However, after hitting a low of approximately 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to above 400,000 units annually. With limited inventories of homes for sale, existing home prices accelerated in the latter half of 2012 and in 2013. The State median sales price rose to $433,760 in July 2013, an increase of 29.8% over July 2012 (but still significantly below the State median price of $526,000 in 2005).


After growing 19% in 2010 and 11% in 2011, made-in-California export growth slowed to 1.6% in 2012 and dropped 0.2% during the first seven months of 2013 over the same period in 2012 based on slower growth in most leading commodity categories and a reduction in computer and electronic products exports.


Continuing uncertainty about the effects of federal policy actions and weak global growth are significant risks to the State economy and could further slow national and State economic growth. In addition, slowing economic growth in Europe during the recent period has adversely affected U.S. and California exports.



CASH FLOW REQUIREMENTS. The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. Current State debt obligations include:


o General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.


   Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2013, the State had outstanding approximately $79.4 billion aggregate principal amount of long-term general obligation bonds, of which approximately $74.0 billion were payable primarily from the State's General Fund and approximately $5.4 billion were self-liquidating bonds payable first from other special revenue funds. As of September 1, 2013, there were unused voter authorizations for the future issuance of approximately $30.9 billion long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion is for general obligation bonds payable first from other revenue sources. A ballot measure is scheduled to be submitted to the voters at the statewide election in November 2014 (rescheduled from 2012) to approve the issuance of approximately $11.1 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State's water supply systems, drought relief, and groundwater protection. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.



o Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. It is currently the State's policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds.




o Commercial paper notes are not included in the calculation of permitted variable rate indebtedness. The State entered into new agreements in December 2011 with multiple banks to restructure the commercial paper program. Approximately $1.6 billion of commercial paper is now authorized. As of September 1, 2013, approximately $587.6 million of commercial paper notes was outstanding.




o Lease-Purchase Obligations. In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease-revenue borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issued bonds to pay for the construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. Certain of the lease-revenue financings are supported by special funds rather than the General Fund. The State had approximately $11.7 billion lease-revenue obligations outstanding as of September 1, 2013. The State Public Works Board, which is authorized to sell lease-revenue bonds, had approximately $6.9 billion authorized and unissued as of September 1, 2013. In addition, pursuant to legislation authorizing the State to issue up to $5 billion in lease purchase financing for court construction, the State Public Works Board has issued $621.6 million in lease-revenue bonds and other forms of indebtedness used to pay qualified infrastructure costs. The 2013 Budget Act also includes a provision allowing the University of California to restructure lease-revenue bonds previously issued for projects for the University of California into its general revenue bond credit. A Preliminary Official Statement dated as of September 1, 2013 describes the University of California's intent to restructure most or all of the approximately $2.4 billion of existing State Public Works Board lease-revenue bonds which financed facilities by issuing its general revenue bonds to refund or retire the State Public Works Board bonds.




o Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $55.6 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2013.


o Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the "ARRA"). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal
   Revenue Service ("IRS") as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of October 2, 2013, none of the State's BAB subsidy payments have been reduced because of such an offset.

   Starting in April 2009 and through December 2010, the State issued a significant amount of BABs, including approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB State Public Works Board lease-revenue bonds. The aggregate amount of subsidy payments to be received from fiscal year 2013-14 through the maturity of these bonds (mostly 20 to 30 years) is approximately $8.3 billion for the general obligation BABs and $283 million for the lease-revenue BABs.

   Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, and continuing until Congress takes any further action, the government's BAB subsidy payments will be reduced as part of a government-wide "sequestration" of many program expenditures. The IRS announced that each BAB subsidy payment would be reduced by 8.7% for the balance of the federal 2013 fiscal year (ending September 30, 2013). This resulted in a reduction of approximately $15.6 million from the $367.4 million of total subsidies the State had been scheduled to receive on October 1, 2012 and September 30, 2013 for both general obligation BABs and State Public Works Board BABs. The IRS has announced that the sequestration reduction for federal fiscal year 2014 (starting October 1, 2013) will be 7.2%. If implemented for the full federal fiscal year, this would result in a reduction of approximately $27.5 million in subsidies. None of the BAB subsidy payments are pledged to pay debt service, so this reduction will not affect the State's ability to pay all of its general obligation and State Public Works Board BABs on time, nor have any material impact on the State's General Fund.



o Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.


   The entire authorized amount of ERBs was issued in three sales, in May and June 2004 and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales caused by a recession and in 2011 for debt servicing savings.

   Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA") created by the California Balanced Budget Act. As of July 1, 2013, funds from these sources have been used for early retirement of approximately $8.9 billion of bonds during fiscal years 2005-06 through 2012-13, including approximately $1.5 billion which was transferred from the BSA in fiscal year 2006-07 and fiscal year 2007-08. The State accumulated approximately $451 million in excess special sales tax during the six-month period ending July 1, 2013. The State will use these moneys to retire economic recovery bonds during the next year. An initial redemption of $150 million of economic recovery bonds occurred in August 2013.

   The Governor suspended the BSA transfers in each of fiscal years 2008-09 through 2013-14 due to the condition of the General Fund.


o Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with the four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the participating manufacturers will be paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment. The MSA requires reduction of the participating manufacturers' payments for decreases in cigarette shipment volumes by the participating manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

   State law enacted in 2002 (the "Tobacco Securitization Law") authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a "back-up state guarantee" that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The Legislature is not obligated to make any General Fund appropriation.


   In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.8 billion, which were also transferred to the General Fund. The back-up state guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 and 2013 (the "2005 Refunding Bonds" and the "2013 Refunding Bonds"). The back-up state guarantee only applies to the $2.7 billion of 2005 Refunding Bonds and 2013 Refunding Bonds.

   Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Refunding Bonds and 2013 Refunding Bonds, the State covenanted to request the State Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short and other available amounts, including the reserve funds, are depleted. Since the issuance of the 2005 Refunding Bonds, this appropriation has been requested and approved by the Legislature to be utilized in the event tobacco settlement revenues and other available moneys are not sufficient to pay debt service. However, use of the appropriated moneys has never been required.

   One of the reserve funds relating to the 2005 Refunding Bonds was used to make required debt service interest payments on the 2005 Refunding Bonds in 2011 and 2012 in part due to the withholding related to the declining tobacco consumption and disputes over declining PM market share. The total amount of the draws was approximately $7.9 million. In April 2013, the reserve fund was replenished in full following the disbursements of the non-participating manufacturer settlement funds and receipt of the scheduled tobacco settlement revenues. As of July 1, 2013, the amount of the two reserve funds relating to the 2005 Refunding Bonds was approximately $246.4 billion. If, in any future year tobacco settlement revenues are less than required debt service payments on the 2005 Refunding Bonds and 2013 Refunding Bonds in such year, additional draws on the reserve funds with respect to the 2005 Refunding Bonds and 2013 Refunding Bonds will be required. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the bonds. The State General Fund is not obligated to replenish the reserve funds, nor to request an appropriation to replenish the reserve funds.

   Although the State cannot predict the amount of future tobacco settlement revenues, if the current trends continue, the amount of tobacco settlement revenues and other available moneys, including the reserve funds, may at some point in the future be insufficient to pay debt service on the 2005 Refunding Bonds and 2013 Refunding Bonds, and the Governor would be required to request an appropriation from the General Fund. However, the Legislature is not obligated to make an appropriation.


o Flood Litigation Settlement. In 2005, the State settled a lawsuit arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the State to make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the State Legislature. The State Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a "debt" of the State for any legal or constitutional purposes. The 2013 Budget Act includes $46.1 million for the required annual installment.

o Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs including each fiscal year from 2004-05 to 2013-14. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State may issue revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately. The State issued $5.5 billion of RANs in August 2013 as part of its cash management program.

   Since 2006, a significant amount of new general obligation bonds, lease-revenue bonds and Proposition 1A bonds have been authorized by voters and/or the State Legislature. These authorizations led to a substantial increase in the amount of General Fund-supported debt outstanding, from approximately $44.9 billion as of July 1, 2006 to approximately $86.3 billion as of September 1, 2013, while still leaving current authorized and unissued bonds of about $35.9 billion.

   In 2009 and 2010, over $35 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Following the record bond issuance levels in 2009 and 2010, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances. In the first half of calendar year 2013, approximately $2.9 billion of new money general obligation and lease-revenue bonds were sold, and approximately $3.0 billion of refunding general obligation and lease-revenue bonds were sold. Based on estimates from the State Treasurer's office, approximately $5.4 billion of new money general bonds (some of which may initially be in the form of commercial paper notes) and approximately $2.2 billion of lease-revenue bonds will be issued in fiscal year 2013-14. The State also expects to issue refunding bonds as market conditions warrant.

   With the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation, lease-revenue, and Proposition 1A bonds supported by the General Fund to annual General Fund revenues and transfers (General Fund Debt Ratio) can be expected to increase in future years. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2013 Budget Act and bond issuance estimates discussed above, the General Fund Debt Ratio is estimated to equal approximately 7.9% in fiscal year 2013-14.



BOND RATINGS


S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.



Over the years, the major rating agencies have cited, among other things, concerns about California's missed budget deadlines and ongoing structural budget impediments. In the past, the agencies have cited the State's fiscal imbalance and continued inability to achieve timely agreement on budgetary and cash flow solutions and the State's severe financial crisis as factors in their decision. As a result of the recent economic recession, the three major credit agencies downgraded California's general obligation bonds, beginning in February 2009. As of October 24, 2013, California's general obligation bonds were rated "A1" by Moody's and "A" by S&P and Fitch. In August 2013, Fitch raised the

State's general obligation bond rating from A- to A. In making the upgrade, Fitch cited the State's institutional changes to fiscal management and its ongoing economic and revenue recovery. Similarly, in January 2013, S&P raised the State's general obligation rating from A- to A, reflecting S&P's view of California's improved fiscal condition and cash position, and the State's projections of a structurally balanced budget through at least the next several years.



The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



There can be no assurance that any such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments, which could negatively impact the Fund's performance. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.



LITIGATION


At any given time, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues and cash flows. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund. If the State eventually loses any of these cases, the final remedies may not have to be implemented in any one year.



As part of a long-standing lawsuit on mental and medical healthcare in prisons, on June 20, 2013, a federal court issued a comprehensive order requiring the State to implement a plan to: increase medical and elderly parole; slow down the return of certain prisoners housed out-of-state; expand the use of good time credits, prospectively and retroactively, to all prisoners; and release prisoners as needed to meet the court-ordered population ceiling by December 31, 2013. The State defendants have appealed the order to the United States Supreme Court. The State's request for a stay pending resolution of the appeal was denied. On September 12, 2013, the Governor signed into law Senate Bill 105 (Chapter 310, Statutes of 2013), which appropriates $315 million to California's Department of Corrections and Rehabilitation in response to the federal court order. On September 16, 2013, the State requested an extension of the December 31 deadline described above.



CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS


Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.


Revenue Distribution. Certain debt obligations in the Fund's portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.


Health Care Legislation. Certain debt obligations in the Fund's portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations maybe imposed on payment for services rendered to Medi-Cal beneficiaries in the future.


Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.


California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.


These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and, based on certain formulations and assumptions, found the reserve fund substantially underfunded. However, the most recent study, completed in August 2011 by Oliver Wyman Actuarial Consulting, concluded, among other things, that reserves were sufficient and, assuming "adverse" conditions (i.e. assuming that new loans are insured and projecting a 10% default rates), the Health Facility Construction Loan Insurance Fund, as of June 30, 2010, should maintain a positive balance until fiscal year 2034-35.



The ACA increases access to public and private health care coverage through various programmatic, regulatory and tax incentive mechanisms. To expand coverage, the ACA provides for: (1) the health insurance exchange, a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and (2) two expansions of Medicaid - a mandatory expansion by simplifying rules affecting eligibility, enrollment and retention; and an optional expansion to adults with incomes up to 138% of the federal poverty level. Additionally, the ACA requires specified rate increases for primary care for two years beginning January 1, 2013 and prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014.


Health care reform may result in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and savings resulting from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange, also known as "Covered California," starting in 2014. The 2013 Budget Act appropriates $195.6 million from the General Fund for costs of expanded eligibility and enhanced benefits under health care reform.

Mortgages and Deeds. Certain debt obligations in the Fund's portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.


Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.


In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.


Certain debt obligations in the Fund's portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.



Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.




Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of
Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment."The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.



Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.



Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.


As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.



In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been suspended by Proposition 22, which permanently prohibits any future such borrowing. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.



Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Payment of mandated costs incurred prior to fiscal year 2004-05 are required to begin in fiscal year 2006-07 and to be paid over a term of 15 years.


The 2013 Budget Act suspends mandates subject to Proposition 1A of 2004 until the 2014-15 fiscal year. The total estimated back cost owed on the suspended mandates is approximately $888 million. That amount would be payable if the Legislature chose to individually fund all suspended mandates. The Amended 2009 Budget Act authorized the

State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that will be used to offset state General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in an aggregate amount of approximately $1.9 billion in November 2009 to pay the local agencies their property tax allocations when they otherwise would receive them. Pursuant to Proposition 1A of 2004, the State repaid the local government borrowing in June 2013 to fully retire the outstanding bond obligations to be paid from the General Fund.



Proposition 22. Passed November 2, 2010, this proposition, called the "Local Taxpayer, Public Safety and Transportation Protection Act of 2010," supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 supersedes Proposition 1A by prohibiting the State from borrowing sales tax or excise taxes on motor vehicle fuels or changing the allocations of those taxed among local governments except pursuant to specified procedures involving public notices and hearings, although Proposition 1A borrowing done in 2009 is grandfathered. In addition, any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed under Proposition 22.The inability of the State to borrow or redirect property tax or redevelopment funds will reduce the State's flexibility in reaching budget solutions in the future. The State has used such borrowings and/or redirections for several billion dollars of solutions in some recent years.


Proposition 25. Passed November 2, 2010, pursuant to this proposition, a budget act (or other appropriation bills and "trailer bills" which are part of the budget package) must be approved by a majority vote of each house of the State Legislature. This is a reduction from the requirement for a two-thirds vote. In addition, Proposition 25 permits the Governor to reduce or eliminate specific line items in a budget act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each house of the State Legislature.


Proposition 26. Passed November 2, 2010, this proposition revises provisions in Articles XIIIA and XIIIC of the Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by a majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring a two-thirds vote.


Proposition 58. Shortly after being elected in October 2003, then-Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure, known as Proposition 58, amended Article XIIIB of the California Constitution. The amendment provides for the following:


1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;


2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;



3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency;


4. Establishes a budget reserve;


5. Provides that the California Economic Recovery Bond Act (Proposition 57) is for a single object or work; and


6. Prohibits any future deficit bonds.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of State General Fund or special fund revenues, or otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13, as discussed above (requiring a two-thirds vote in each House of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98, as discussed below (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).



The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.



Proposition 62. Approved on November 4, 1986, Proposition 62 further restricted the ability of local governments to raise taxes and allocate approved tax revenues. Several decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. However, the California Supreme Court recently upheld a requirement imposed by Proposition 62 that "special taxes" be approved by two-thirds of the voters voting in an election on the issue. As a result of this decision, other taxes that have been imposed by local governments in the State may be invalidated, and it may become more difficult for local governments to raise taxes.


Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the "Proposition 98 Guarantee"). Proposition 98 (as modified by Proposition 111, as discussed below), guarantees K-14 education the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in State per capita personal income and enrollment ("Test 2"), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of 1% is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.


The Proposition 98 Guarantee for fiscal year 2013-14 is $55.3 billion, of which $39.1 billion is from the General Fund. For the first time since the recession began in 2008, with the passage of Proposition 30, the 2013 Budget Act reinvests in, rather than cuts, education funding. The 2013 Budget Act repays approximately $272 million in deferred payments to fund education programs and increase budget transparency.


Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.



Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.



The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.


Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.


Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID was found not to constitute an unlawful referendum pursuant to Article II, section 9 of the California Constitution. The court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

OTHER CONSIDERATIONS



On August 2, 2011, President Obama signed the Budget Control Act of 2011 ("BCA"), which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. Since the State currently receives a significant amount each year in federal funds, some impact is expected.


Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation held by the Fund could be affected by an interruption of revenues due to damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.



TAXES


In any year in which the fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax on the income and gains it distributes to shareholders, the fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the fund's taxable income may be subject to California state franchise or income tax at regular corporate rates.


If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.



The fund will report, in written statements furnished to shareholders, the portion of the dividends paid by the fund with respect to its taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.



To the extent, if any, dividends paid to shareholders of the fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the fund level for California franchise or corporate income tax purposes.


Shares of the fund are not subject to the California property tax.

Interest on indebtedness incurred or continued by shareholders or related parties to purchase or carry shares of the fund is not deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption or other disposition of shares may be disallowed under the "wash sale" rules if within a period beginning 30 days before and ending 30 days after the redemption or other disposition, other shares of the fund or other substantially identical stock or securities are acquired.


The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of fund dividends and as to their own California state tax situation, in general.


STATE SPECIFIC RISK FACTORS - NEW YORK. DWS New York Tax-Free Income Fund normally invests in bonds issued by New York State or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the state of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate.



The following information is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State's and applicable issuer's cash flows, expenditures, or revenues, or otherwise negatively impact the State's current or projected financial situation, which in turn could hamper fund performance.



The value of the shares of a fund that primarily invests in the municipal securities of one state may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.


FINANCIAL DISCLOSURE FOR THE STATE OF NEW YORK



The State of New York's most recently completed fiscal year began on April 1, 2012 and ended on March 31, 2013. The State's new fiscal year began on April 1, 2013. The State legislature approved the budget for the fiscal year, which began on April 1, 2013 and ends on March 31, 2014, on March 29, 2013 (the "Enacted Budget").The disclosure below is based on the Annual Information Statement of the State which was released on June 19, 2013, and the most recent Quarterly Update released on August 28, 2013 (collectively, the "AIS"). The AIS is prepared by the Department of Budget ("DOB") and is available at: budget.ny.us. The AIS has been filed with the Municipal Securities Rulemaking Board (MSRB) through its Electronic Municipal Market Access (Emma) System. An electronic copy of the AIS can be accessed through Emma at emma.msrb.org. The State's audited financial statements for the fiscal year ended March 31, 2013 were released in July 2013. The audited financial statements are prepared by the Office of the State Comptroller ("OSC") and are available at: osc.state.ny.us.



NEW YORK STATE ECONOMY


New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total wages is particularly large for the State compared to the nation. Therefore, New York State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but is likely to be more affected by any economic downturn that is concentrated in the services sector.



On October 29, 2012, "Superstorm Sandy" struck the East Coast of the United States, causing widespread infrastructure damage and economic losses in the greater New York region. The Storm's adverse impact on the State's finances remains highly uncertain and subject to a number of factors, including the scope and timing of federal aid. While federal aid has recently been approved, the timing of the disbursements of such aid the speed with which infrastructure repairs can be made is not certain at this time. The State's Updated Financial Plan assumes that federal aid will reimburse the State for the entire cost of disaster response and recovery, and assumes that the State outlays for disaster response and recovery in Fiscal 2013 (approximately $200 million) will be reimbursed in their entirety in Fiscal 2014.


The pace of New York private sector job growth has continued, following the devastating impact of Superstorm Sandy. The State has continued to exhibit robust growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. Private sector employment growth overall of 1.6% is projected in each of calendar years 2013 and 2014. In contrast, public sector employment is expected to continue to decline in 2014. With the ongoing downsizing of the State finance and government sectors, the first three quarters of calendar year 2012 exhibited unusually weak income growth. That trend reversed in the fourth quarter of 2012 due to the acceleration of wages, dividends, and capital gains in advance of the Federal tax increase. Wage growth of 3.2%is projected for calendar year 2013, followed by growth of 5.0% for calendar year 2014; total personal income growth of 2.5% is projected for calendar year 2013, followed by 5.4% growth for calendar year 2014.


All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street still adjusting their compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to forecast. Security industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become much more erratic in recent years. Moreover, with Federal fiscal policy in flux, potential changes in the taxpayer behavior in response to possible changes in Federal tax law create an additional layer of uncertainty. A weaker than projected labor market could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the New York State economy, depressing employment, wage and household spending growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers, acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.



Manufacturing: Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment.



Trade, Transportation, and Utilities: As defined under NAICS, the trade, transportation, and utilities supersector accounts for the third largest component of State nonagricultural employment, but on the fifth largest when measured by wage share. This sector accounts for less employment and wages for the State than for the nation as a whole.



Financial Activities: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages.


Other Service Sectors: The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for more than four of every ten nonagricultural jobs in New York and, except for leisure and hospitality, each accounts for a higher proportion of total State employment than for the nation as a whole.



Agriculture: Farming is an important part of the economy in rural areas, although it constitutes only about 0.2% of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.



Government: Federal, state, and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.



Impact of Federal Budget Impasse. The State receives a substantial amount of aid from the Federal government. Through the first quarter of the current fiscal year, the State received Federal grants in excess of $10.7 billion, including $6.1 billion for Medicaid. In total, the State's Financial Plan reflects total estimated Federal receipts of approximately $47.4 billion in Fiscal 2014. The State has not yet experienced any disruption in major aid payments or observed any materially adverse financial or economic impact from the Federal budget impasse and partial shutdown of operations. The State believes that only a protracted Federal budget impasse and government shutdown would be expected to have a material adverse impact on the receipt of Federal funds for, including among other things, Medicaid, unemployment insurance, transportation, education and disaster relief.


A Federal government default on payments, particularly if it were to persist for a prolonged period, can be expected to have a materially adverse effect on the national and state economies, financial markets and intergovernmental aid payments. The specific effects on New York State's Financial Plan of a Federal government payment default are unknown and impossible to predict at this time.


A payment default by the United States may adversely affect the municipal bond market, as well. Municipal issuers, including New York State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in roads and bridges, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of New York State, could be adversely affected.


NEW YORK STATE BUDGETARY AND ACCOUNTING PRACTICES


The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except for those required by law to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types.



Fund types of the State include: the General Fund; State Special Revenue Funds, which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal Special Revenue Funds, which receive certain Federal grants; Capital Projects Funds, which account for costs incurred in the construction and rehabilitation of roads, bridges, prisons, university facilities, and other infrastructure projects; and Debt Service Funds, which account for the payment of principal, interest, and related expenses for debt issued by the State and its public authorities.


The State's General Fund receives the majority of State taxes and all income not earmarked for a particular program or activity. State law requires the Governor to submit, and the Legislature to enact, a budget that is balanced on a cash-basis of accounting. The State Constitution and State Finance Law do not provide a precise definition of budget balance. In practice, the General Fund is considered balanced on a cash basis of accounting if sufficient resources are, or are expected to be, available during the fiscal year for the State to (a) make all planned payments, including personal income tax refunds, without the issuance of deficit notes or bonds or extraordinary cash management actions, (b) restore the balances in the Tax Stabilization Reserve and Rainy Day Reserve to levels at or above the levels on deposit when the fiscal year began, and (c) maintain other reserves, as required by law.



The General Fund is the sole financing source for the School Tax Relief ("STAR") Fund. In addition, the General Fund is typically the financing source of last resort for the State's other major funds, including the Health Care Reform Act (HCRA) funds, the Dedicated Highway and Bridge Trust Fund (DHBTF), and the Lottery Fund. Therefore, the General Fund projections account for any estimated funding shortfalls in these funds. Since the General Fund is the fund that is required to be balanced, the focus of the State's budgetary and gap-closing discussion is generally weighted toward the General Fund.



State Operating Funds is a broader measure of spending for operations (as distinct from capital purposes) that is financed with State resources. It includes not only the General Fund, but also State-financed special revenue funds and debt service funds. It excludes spending from capital project funds and Federal funds.



The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds and debt service funds. It is the broadest measure of State governmental activity and includes spending from Federal funds and capital projects funds. The All Funds Financial Plan has grown faster than State Operating Funds in recent years.


FISCAL 2013


The following overview is qualified in its entirety by the State's audited financial statements and related disclosure available on the OSC website at osc.state.ny.us.


The State ended Fiscal 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, a decrease of $177 million from Fiscal 2012 results. The annual decline in the General Fund balance reflects the planned use of reserves for (a) the costs of labor settlements reached in Fiscal 2013 that covered prior contract periods, and (b) disbursements from Community Project Funds reappropriations offset by an increase in undesignated fund balance.


General Fund receipts, including transfers from other funds, totaled $58.8 billion in Fiscal 2013. Total receipts during Fiscal 2013 were $1.9 billion (3.3 percent) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement with Standard Chartered Bank.


General Fund disbursements, including transfers to other funds, totaled $59.0 billion in Fiscal 2013, $2.5 billion (4.4 percent) higher than in the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt settlements.


State Operating Funds receipts totaled $85.1 billion in Fiscal 2013, an increase of $2.5 billion over the Fiscal 2012 results. Disbursements totaled $88.8 billion in Fiscal 2013, an increase of $1.7 billion from Fiscal 2011. The State ended Fiscal 2013 with a State Operating Fund cash balance of $4.4 billion. In addition to the $1.6 billion General Fund balance, the State's special revenue funds had a closing balance of $2.4 billion and the debt service funds had a closing balance of $381 million. The special revenue fund balances are held in numerous funds and accounts that support a variety of programs, including industry regulation, public health and public safety. The fund balance in the debt service funds reflects the preservation of monies needed for debt service payments to bond holders.


All Funds receipts for Fiscal 2013 totaled $133.2 billion, an increase of $511 million over Fiscal 2012 results. Annual growth in tax receipts and miscellaneous receipts were partly offset by a decline in Federal grants. All Funds disbursements for Fiscal 2013 totaled $133.1 billion, a decrease of $407 million over Fiscal 2012 results. The annual decline largely reflects the growth in State Operating Funds, more than offset by declines in Federal Operating Funds and Capital Project Funds. The annual decrease in Federal Operating Funds spending is due to the phasing-out of approximately $2.7 billion in funding available from the Federal ARRA between Fiscal 2012 and Fiscal 2013, partially offset by nearly $1 billion in Federal disaster assistance spending in Fiscal 2013. The capital projects spending decline reflects the recent completion of economic development projects, including the SUNY College for Nanoscale and Science Engineering, Global Foundries and the Aqueduct Video Lottery Facility.


The State ended Fiscal 2013 with an All Funds cash balance of $3.9 billion. The $4.4 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $485 million. The negative balance in the capital projects fund results from outstanding intra-year loans from STIP, used to finance capital projects costs prior to the receipt of bond proceeds.



NEW YORK STATE BUDGET



Each year, the Governor is required to provide the State Legislature with a balanced executive budget (the "Executive Budget") which constitutes the proposed State financial plan for the ensuing fiscal year. The Executive Budget is required to be balanced on a cash basis and that is the primary focus of the DOB in preparing the financial plan for the State. The Governor submitted his Executive Budget Proposal for Fiscal 2014 on January 22, 2013, and amendments through February 21, 2013 as permitted by law. The State Legislature approved a budget for Fiscal 2014 on March 29, 2013.


At the time of the issuance of the Quarterly Update in February 2013, DOB expected that the State would end its Fiscal 2013 in balance for the General Fund on a cash basis of accounting. General Fund receipts, including transfers from other funds, were expected total $59.1 billion, an increase of $167 million from the prior Quarterly Update. The estimate for annual tax receipts, before accounting for the impact of debt service revisions, was lowered by $226 million, reflecting relatively weak economic growth and the disruption to activity caused by Superstorm Sandy, offset in part by changes in taxpayer behavior in response to changes in the Federal tax code. In September 2012, the State received an unanticipated one-time payment pursuant to a settlement between the Department of Financial Services and Standard Chartered Bank that increased miscellaneous receipts by $340 million.


General Fund disbursements for Fiscal 2013 were expected to total $59.4 billion for Fiscal 2013, an increase of $167 million from the prior Quarterly Update. This change is due to an increase in estimated disbursements for local assistance (e.g., Medicaid to be financed from the General Fund rather than HCRA), costs related to Superstorm Sandy which are not expected to be reimbursed until Fiscal 2014, litigation against the State, reduced escrow payments from State agencies and increases in workers' compensation payments. Total disbursements exceed total receipts for Fiscal 2013 by $313 million, which is to be financed from existing fund balances as designated and planned for the purposes of settling prior year labor agreements and funding community projects.


The State estimates that the General Fund will remain in balance in Fiscal 2014 on a budgetary (cash) basis of accounting, based on review of operating results through the first quarter of Fiscal 2014.


General Fund receipts, including transfers from other funds, are expected to total $61.7 billion in Fiscal 2014, an increase of $434 million from the enacted budget. In June 2013, the State reached separate financial settlements with a bank and a consultancy that are expected to result in miscellaneous receipts of approximately $260 million above the estimate in the budget. In addition the State and certain Tribal Nations have resolved several long-standing disputes concerning exclusivity rights related to gaming, which is expected to result in the release of certain payments owed to the State under the Tribal-State Compact. The resolution is expected to provide an estimated $204 million in General Fund receipts in Fiscal 2014 above budgeted levels, and reduce the risk that future compact payments will fall below the budgeted levels (approximately $110 million annually). In Fiscal 2014, the additional resources from the financial settlements and the Tribal-State Compact are expected to be offset in part by an adverse judgment from the Court of Appeals concerning recertification requirements in the Empire Zones program ($20 million) and costs related to the restructuring and oversight of the Long Island Power Authority ($10 million in Fiscal 2014 growing to $32 million thereafter). In addition, the START-UP NY program, which creates certain tax-free zones on or near qualifying university and college campuses, is expected to result in reduced receipts growth, starting in Fiscal 2015.


General Fund disbursements, including transfers to other funds, are expected to total $61.5 billion in Fiscal 2014, an increase of $240 million from the enacted budget. The State's updated financial plan includes $16 million to assist areas affected by recent flooding. In addition, the State expects to prepay approximately $318 million in expenses due to be paid in Fiscal 2015. The State's financial plan assumes prepayment of debt service, but the State will determine the specific prepayments to be made later in the fiscal year. The level of prepayments may change depending upon the State's fiscal position. The State reached a labor settlement covering prior contract periods with the State union representing lifeguards. The retroactive costs of the settlement will be funded from the portion of the General Fund balance of approximately $6 million in Fiscal 2014.


The General Fund budget gap for Fiscal 2015 is now projected at $1.74 billion, a decrease of $272 million compared to the budget. The change in the Fiscal 2015 budget gap reflects the planned prepayment of expenses, offset by the factors described above. The budget gaps projected for future years remain at approximately $2.9 billion in both Fiscal 2016 and Fiscal 2017.


The State expects to end Fiscal 2014 with a General Fund closing balance of $1.8 billion, an increase of $94 million from the budget. This reflects a $100 million increase in the undesignated fund balance, offset by the use of $6 million to fund the retroactive labor settlement with lifeguards. The State is evaluating the use of this increase in the undesignated fund balance, including a deposit to the State's reserves or a reduction in the amount of pension costs that will be amortized in the current fiscal year.


Risks to budget balance remain in the current fiscal year. They include the potential that actual tax receipts may fall below the revised estimates; year-end transactions, such as the transfer of excess balances from other funds or payments from non-State entities, may occur at lower levels than assumed in the Updated Financial Plan, and disbursements in certain programs, especially economically-sensitive programs such as Medicaid, may exceed budgeted amounts.


UPDATED FINANCIAL PLAN


The following discussion is qualified in its entirety by the State's Updated Financial Plan and related disclosure available on the OSC website at budget.ny.us.


Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


The Financial Plan for fiscal year 2014, as updated through August 2013 (the "Updated Financial Plan") is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events such as ongoing instability in the Euro Zone; changes in consumer confidence, oil supplies and oil prices; Federal statutory and regulatory changes concerning financial sector activities; changes concerning the structure of financial sector bonuses, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments on bonus income and capital gains realizations; and, household deleveraging on consumer spending and State tax collections.


The Updated Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors:

the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; the willingness and ability of the Federal government to provide the aid reflected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail in the Updated Financial Plan. The projections and assumptions contained in the Updated Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions the State expects to be taken but which are not within the State's control, will be realized.


There can be no assurance that the budget gaps in the current year or future years will not increase materially from current projections. If this were to occur, the State would be required to take additional gap-closing actions beyond those described in this update. These may include, but are not limited to, additional reductions in State agency operations; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.


The Updated Financial Plan projections generally assume that School Aid and Medicaid disbursements will be limited to the growth in New York State personal income and the ten-year average growth in the Medicaid component of the Consumer Price Index, respectively. However, the enacted budget authorized spending for School Aid to increase in excess of the growth in personal income for Fiscal 2014.


State law grants the Governor certain powers to achieve the Medicaid savings assumed in the Updated Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of growth in State Funds Medicaid spending to the levels estimated in the Updated Financial Plan. In addition, savings are dependent upon timely Federal approvals, revenue performance in the State's HCRA fund and the participation of health care industry stakeholders.


SPECIAL CONSIDERATIONS


The Updated Financial Plan forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan, including payments pursuant to the Tribal State Compact that have failed to materialize in prior years; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the current year or future years.


Federal Reimbursement for State Mental Hygiene Services. The Federal government lowered Medicaid developmental disability center payment rates, effective April 1, 2013, which will reduced Federal funding to the State by approximately $1.1 billion annually, beginning in Fiscal 2014. The Updated Financial Plan includes a plan to address the loss in Federal aid with reduced administrative costs, enhanced audit recoveries and improved program efficiencies. The plan is subject to implementation risks and is dependent, in part, on the approval of the Federal government.


Audit Disallowance. On February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled. As a result of this review, the Federal Centers for Medicare and Medicaid Services (CMS) may seek to recover Federal funds for any payments that it determines to have been in excess of Federal requirements. The State has prospectively resolved CMS concerns regarding its payments with a State plan change, effective April 1, 2013, and continues to have discussions with CMS with respect to prior periods.

Budget Control Act. The Federal Budget Control Act ("BCA") of 2011 imposed annual caps on Federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reductions which, if not enacted, would be achieved through the sequestration of funds in Federal Fiscal Year 2013 and lowered discretionary spending caps in following years. As the required deficit reduction was not achieved by the March 1, 2013 deadline, an across-the-board 5% reduction in Federal Fiscal Year 2013 funding for Federal nondefense discretionary programs was implemented. If Congress does not act to otherwise achieve the BCA deficit reduction requirements, DOB estimates that New York State and local governments could lose approximately $5 billion in Federal funding over nine years, including reductions in Federal funding that passes through the State budget for school districts, as well as environmental, criminal justice and social service programs.


Health Insurance Company Conversions. State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a "health care conversion"), subject to a number of terms, conditions, and approvals. Under State law, the State must use the proceeds from a health care company conversion for health-care-related expenses included in the HCRA account. For planning purposes, the Updated Financial Plan counts on proceeds of approximately $175 million in fiscal 2014 and $300 million in each of Fiscal Years 2015, 2016 and 2017. In recent years, the Updated Financial Plan has counted on similar amounts from conversions, which have not been realized. It is expected that any proceeds received would be deposited into the HCRA account. If estimated proceeds from health care conversions are not realized on the timetable or at the levels assumed in the Fiscal 2014 budget, the State may be required to take other actions, such as reduced planned spending in HCRA or financing additional health care expenses in the General Fund, or both.


Labor Negotiations. The State has labor contracts with its three largest employee unions, Civil Service Employees Association (CSEA), Public Employees Federation (PEF) and the United University Professions (UUP), as well as New York State Police Benevolent Association (NYSPBA), NYSCOPBA and Council 82. The State has labor contracts with approximately 90% of unionized State employees. Generally, the contracts provide for no across-the-board salary increases for three years (Fiscal Year 2012 through Fiscal Year 2014), increases to employee health insurance contributions, and a temporary reduction in employee compensation through a deficit reduction program. Employees will receive a 2% salary increase in Fiscal Year 2015 and Fiscal Year 2016 under both agreements, and at the end of their contract term, the value of Fiscal Year 2013 deficit reduction adjustments. The PEF and NYSPBA contracts generally mirror the provisions for the other unions, but cover a four-year period, whereas the others cover a five-year period. PEF-represented employees will receive a 2% salary increase in Fiscal Year 2015. PEF-represented employees will be repaid all deficit reduction program adjustments at the end of their contract in lieu of the $1,000 lump sum payment per employee. Employees represented by the UUP ratified their agreement with the State on June 4, 2013. The agreement contains no general salary increases until 2014 and 2015 when there will be 2% general salary increases awarded in each year, payments to be awarded by the Chancellor and performance incentive lump sum payment awarded by campus presidents. UUP-represented employees will also have a deficit reduction adjustment. Employees in the unions that have reached settlements with the State have contingent layoff protection through Fiscal Year 2013 and continued protection for the term of the agreements. Reductions in force due to management decisions to close or restructure facilities authorized by legislation, Spending and Government Efficient Commission (SAGE) determinations or material or unanticipated changes in the State's fiscal circumstances are not covered by this protection.


State Cash Flow Projections. State Finance Law authorizes the General Fund to borrow resources temporarily from other available funds in the State's short-term investment pool (STIP) for a period not to exceed four months or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in such pool, as determined by the State Comptroller. Available balances include money in the State's governmental funds and a relatively small amount of mother moneys belonging to the State.


The State expects that it will have sufficient liquidity to make payments as they become due through Fiscal Year 2014, but that the General Fund may, from time to time on a daily basis, need to borrow resources temporarily from other funds in STIP. The State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds, continues to be set aside as required by law and bond covenants.


Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs beginning in Fiscal 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization thresholds, which, in Fiscal 2014 will be 12.5% of payroll for the Employees Retirement System (ERS) and 20.5% for the Police and Fire Retirement System (PFRS), may be amortized.


The Updated Financial Plan assumes that the State will continue to amortize a portion of its pension costs, pursuant to the Fiscal 2011 legislation. The State's minimum ERS pension contribution rate, as a percentage of payroll, was 9.5% in Fiscal 2011, 10.5% in Fiscal 2012, 11.5% in Fiscal 2013, and is expected to be 12.5% in Fiscal 2014, 13.5% in Fiscal 2015, 14.5% in Fiscal 2016 and 15.5% in Fiscal 2017. The Fiscal 2018 amortization threshold is projected by DOB to equal the normal contribution rate of 15.6% of payroll. Therefore, no amortization of ERS costs will be required for Fiscal 2018 and beyond.


The State's minimum PFRS pension contribution rate was 17.5% in Fiscal 2011, 18.5% in Fiscal 2012, and 19.5% in Fiscal 2013. DOB projects the rate to be 20.5% in Fiscal 2014, 21.5% in Fiscal 2015, 22.5% in Fiscal 2016 and 23.5% in
Fiscal 2017. The PFRS amortization threshold is also projected to equal the normal contribution rate of 23.7% in Fiscal 2018, thereby eliminating the need for amortizations for that fiscal year and beyond. These projected contribution rates, however, are based on projected market returns and numerous actuarial assumptions.


The authorizing legislation also permits amortization in all future years if the actuarial contribution rate is greater than the amortization thresholds. In addition, the State is required to begin repayment of the amounts amortized beginning in the fiscal year immediately following the amortizations. Repayment of the amortized amounts is required to be made over a period of not more than ten years at an interest rate to be determined by the State Comptroller annually for amounts amortized in that year and with the rate fixed for the entire term of that amortization.


In Fiscal 2013, the State made pension payments to the New York State Local Retirement System of $1.217 billion. The amortized amount receivable, including accrued interest is $675.8 million. In addition, the State's Office of Court Administration (OCA) made its pension payment of $189.4 million, and amortized $104.6 million. The $780.4 million in total deferred payments will be repaid with interest over the next ten years, beginning in Fiscal 2014.


For amounts amortized in Fiscal 2011, Fiscal 2012 and Fiscal 2013, the State Comptroller set interest rates of 5%, 3.75% and 3%, respectively. The Updated Financial Plan assumes that both the State and OCA will elect to amortize pension costs in future years, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by DOB to be 3% over ten years from the date of each deferred payment, consistent with the interest rate to be charged on the Fiscal 2013 amortized amounts.


Other Post-Employment Benefits (OPEB). State employees become eligible for post-employment benefits (health insurance) if they reach retirement while working for the State with at least ten years of service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a PAYGO basis as required by law.


In accordance with GASB Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State's Basic Financial Statements for Fiscal Year 2013, the Annual Required Contribution (ARC) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State's Basic Financial Statements for Fiscal 2013, the unfunded actuarial accrued liability for Fiscal 2013 is $66.5 billion ($54.3 billion for the State and $12.2 billion for SUNY). The unfunded actuarial accrued liability for Fiscal 2013 used an actuarial valuation of OPEB liabilities as of April 1, 2012 for the State and as of April 1, 2010 for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.


The annual OPEB cost for Fiscal 2013 totaled $3.4 billion ($2.6 billion for the State and $0.8 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. This was $2.0 billion ($1.4 billion for the State and $0.6 billion for SUNY) above the payments for retiree costs made by the State in Fiscal 2013. This difference between the State's PAYGO costs and the actuarially determined required annual contribution under GASB Statement 45 reduced the State's currently positive net asset condition at the end of Fiscal 2013 by $2.0 billion.


GASB does not require the additional costs to be funded on the State's budgetary (cash) basis, and no funding is assumed for this purpose in the Updated Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.


There is no provision in the Updated Financial Plan to pre-fund OPEB liabilities. If such liabilities were pre-funded, the additional cost above the PAYGO amounts would be lowered. The State's Health Insurance Council, which consists of GOER, Civil Service, and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.


Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the State's Updated Financial Plan. See the description of pending litigation set forth below.


Update on Storm Recovery. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties, and was soon followed by the September 2011 Tropical Storm Lee which caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Major disaster response and recovery activities have been ongoing. In January 2013, the Federal government approved approximately $60 million in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide, of which New York State anticipates receiving $30 billion. The State expects to receive $5.1 billion in extraordinary Federal assistance during Fiscal 2014 specifically for Superstorm Sandy expenses.


Climate Change Adaptation. Climate change is expected to cause long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene and Tropical Storm Lee, have demonstrated vulnerabilities in the State's infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, and municipalities will be needed to adapt existing infrastructure to the risks posed by climate change.


Bond Market. Implementation of the Updated Financial Plan is dependent on the State's ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State's overall cash position and capital funding plan may be affected adversely. The success of projected public sales is subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State, may affect the market for outstanding State-supported and State-related debt.


Capital Commitment Plan and Debt Reform Act Limit. The New York Works Task Force was formed in Fiscal 2013 to assist in the coordination of long-term capital planning among State agencies and public authorities. Consistent with the long-term planning goals of New York Works, the DOB has for the first time formulated 10-year capital commitment and disbursement projections for State agencies. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State's debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns.


The Debt Reform Act of 2000 restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Act limits the amount of new State-supported debt to 4% of State personal income and new State-supported debt service costs to 5% of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on new State-supported debt outstanding began at 0.75% of personal income in Fiscal 2001 and was fully phased in at 4% of personal income during Fiscal 2011, while the cap on new State-supported debt service costs began at 0.75% of All Funds receipts in Fiscal 2001 and will increase until it is fully phased in at 5% during Fiscal 2014. For Fiscal 2012 (the last year for which a calculation has been completed), the State was in compliance with the statutory caps based on calendar year 2011 personal income and Fiscal 2012 debt outstanding. Current projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by the Act.


Sales Tax Revenue Bond Program. Legislation enacted with the Fiscal 2014 budget creates a new Sales Tax Revenue Bond Program. The legislation creates the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds. The new Sales Tax Revenue Bonds will be secured by the pledge of payments from this fund, which will receive 1% of the State's 4% sales and use tax receipts. The State expects the Sales Tax Revenue Bonds will be used interchangeably with personal income tax bonds to finance most of the State capital needs. Based on current projections and anticipated coverage requirements, the State expects to issue about $1 billion of Sales Tax Revenue Bonds annually.


SUNY Dormitory Facilities Revenue Bond Program. Legislation enacted with the Fiscal 2014 budget creates a new bonding program for SUNY Dormitory Facilities. The new bonding program will be supported solely by third party revenues generated by student rents. All rental revenues will flow to the newly created Dormitory Facilities Revenue Fund held by the Commission of Taxation and Finance and owned by the Dormitory Authority of the State of New York for the payment of debt service without an appropriation.


SUNY Downstate Hospital. Legislation with the Fiscal 2014 budget required the Chancellor of SUNY to submit to the Governor and the Legislature a sustainability plan for the Downstate Hospital, to achieve the financial stability of Downstate Hospital and to preserve the academic mission of Downstate Hospital's medical school. The plan was approved in June 2013. As part of the approved plan, State financial assistance will be made available based on the implementation of specific initiatives necessary to achieve the financial milestones included in the plan.



Other Financial Plan Risks. The State's Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan.



UPDATED FINANCIAL PLAN OVERVIEW



Financial Plan receipts comprise a variety of taxes, fees, and charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB on a multi-year basis with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts. The economic forecast calls for a continuation of the ongoing recovery in employment and wages. This increase the economic base on which the outer year revenues are built. Overall, receipts in the two fiscal years following Fiscal 2015 are expected to grow consistently with the projected moderate growth in both the United States and New York State economies.


DOB believes that the projections of receipts and disbursements in its Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In recent fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Financial Plan.


Under the approved budget, DOB expects that the State will have sufficient liquidity to make payments as they become due in Fiscal 2014. DOB estimates that balances may reach relatively low levels at certain points in time.


For further details on the individual items discussed in this Overview, please refer to the Annual Information Statement and Quarterly Updates issued by DOB.


Receipts: New York's economic recovery continued in Fiscal 2013 with all major tax groups registering gains compared with the prior year. Personal income tax payments grew stronger during the final quarter of Fiscal 2013, mainly as the result of anticipated Federal tax law changes. Sales tax receipts increased by 1%(despite the full return of the clothing exemption), business tax receipts registered another large annual gain, and other tax receipts benefitted from real estate gains taken in advance of Federal tax law changes which took effect in 2013. Continuing economic growth is expected to yield a fourth consecutive year of growth in receipts during After climbing 7.7% in Fiscal 2012, base receipts, adjusted for tax law changes, grew by 5.8% in Fiscal 2013 and are expected to increase by 4.6% in Fiscal 2014. Corporate profits are expected to record a fifth consecutive year of growth in calendar year 2013, albeit at a slower rate when compared to growth rates in recent years. After accounting for law changes, consumer and business spending on taxable goods and services rose for the third consecutive year in Fiscal 2013, growing 3.2%, and is estimated to rise 3.1% in Fiscal 2014. Personal income tax liability growth is expected to slow in tax year 2013. Capital gains, dividend payouts and wage shifting taken in advance of Federal tax rate hikes artificially inflated tax year 2012 liability growth. These liability components are expected to grow more slowly, or even decline, in tax year 2013. Significant risks or uncertainties, such as budget disputes at the Federal level or an energy price shock or a natural disaster, could impact economic growth, and therefore receipts growth in Fiscal 2014.


All Funds receipts are projected to total $140.4 billion in Fiscal 2014, an increase of 5.4% from Fiscal 2013 results. This change in taxes and transfer reflects the budget accounting change that will first deposit 25% of sales tax receipts that were formerly directed to the General Fund into the new Sales Tax Revenue Bond Fund. The balance will be transferred to the General Fund after payment of debt service.


All Funds Fiscal 2014 tax receipts growth is projected to be 4.6 percent, and is projected to be 4.8% in Fiscal 2015. These projected increase in overall base growth in tax receipts are dependent on many factors, including continued growth in a broad range of economic activities, improving profitability and moderate wage growth, recovery in the real estate market, particularly the residential market and increases in consumer spending as a result of wage and employment gains.


For further details as to the projected receipts in the Updated Financial Plan, please refer to the Updated Financial Plan available at budget.ny.us.


Disbursements. The multi-year disbursements projections take into account agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections account for the timing of payments, since not all of the amounts appropriated in the Budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds have been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results over time.


Disbursements in Fiscal 2014 are estimated at $61.2 billion in the General Fund (an increase of $2.2 billion or 3.7% over Fiscal 2013 results) and $90.2 billion in State Operating Funds (an increase of $1.4 billion or 1.6% over Fiscal 2013 results). Over the multi-year Financial Plan, State Operating Funds spending projections assume Medicaid and School Aid will grow at their statutorily indexed rates. The State's projections do not reflect any potential impact of automatic spending reductions that would be triggered if the Federal government fails to amend existing deficit reduction legislation. Medicaid, education, pension costs, employee and retiree health benefits, social services programs and debt service are significant drivers of spending growth.


Local Assistance Grants. Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of individuals, families and not-for-profit organizations. State-funded local assistance spending is estimated at $59.6 billion in Fiscal 2014 and accounts for over 65% of total State Operating Funds spending. Education and health care spending account for two-thirds of local assistance spending.



Education. School Aid helps support elementary and secondary education for New York pupils enrolled in 676 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses. This funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.



School Aid funding is a function of both a personal income growth index used to determine allowable growth and future legislation to allocate the allowable increases. Current law prescribes allowable growth to include spending for new competitive grant programs which reward school districts that demonstrate significant student performance improvements or those that undertake long-term structural changes to reduce costs and improve efficiency. Allowable growth also includes increases in expense-based aid programs (e.g., Building Aid, Transportation Aid) under existing statutory provisions. Any remaining amount of allowable growth can be allocated pursuant to a chapter of law for purposes including, but not limited to, additional spending for competitive grants, increases in Foundation Aid or restoration of the Gap Elimination Adjustment.


Based on updated estimates of personal income growth, School Aid is projected to increase by an additional $722 million in School Year 2015 and $834 million in School Year 2016. School Aid is projected to reach an annual total of nearly $24.0 billion in School Year 2017.


The State finances School Aid from General Fund revenues and from Lottery Fund receipts, including VLTs, which are accounted for and disbursed from a dedicated revenue account. Because the State fiscal year begins on April 1, the State pays approximately 70% of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30% in the first three months of the following State fiscal year.


State spending for School Aid is projected to total $20.5 billion in Fiscal 2014. In future years, receipts available to finance School Aid from core lottery sales are projected to remain relatively flat while VLT receipts are anticipated to increase through fiscal year 2015 as a result of the new VLT facility at the Aqueduct Racetrack. In addition to State aid, school districts receive approximately $3.0 billion annually in Federal categorical aid.



In addition to School Aid, the State provides funding and support for various other education-related initiatives. These include: special education services; prekindergarten through grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.



Major programs under the Office of Prekindergarten through Grade 12 Education address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, non-public school aid, and various special education programs. In special education, New York provides a full spectrum of services to over 400,000 students from ages 3 to 21. Higher and professional education programs monitor the quality and availability of postsecondary education programs and regulate the licensing and oversight of 50 professions.

The STAR program provides school tax relief to taxpayers. The three components of STAR and their approximate shares in Fiscal 2014 are: the basic school property tax exemption for homeowners with income under $500,000 (55 percent), the enhanced school property tax exemption for senior citizen homeowners with income under $79,050 (27 percent) and a flat refundable credit and rate reduction for income-eligible New York City resident personal income taxpayers (18 percent).



Local assistance for higher education spending includes funding for CUNY, SUNY and HESC. The State provides assistance for CUNY's senior college operations, and works in conjunction with the City of New York to support CUNY's community colleges. The CUNY system is the largest urban public university system in the nation. Funding for SUNY supports 30 community colleges across multiple campuses.



The State also provides a sizeable benefit to SUNY and CUNY through the debt service it pays on bond-financed capital projects at the universities. This is not reflected in the annual spending totals for the universities. State debt service payments for higher education are expected to total over $1.4 billion in Fiscal 2014.



HESC administers the TAP program that provides awards to income-eligible students, and NY HELPS. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that the Corporation administers are funded by the State and the Federal government.



Growth in spending for higher education over the plan period largely reflects aid to New York City for reimbursement of CUNY senior college operating expenses associated with the rising contribution rates for fringe benefits. Spending growth for tuition assistance reflects the impact of upward trends in student enrollment at institutions of higher education.



Healthcare. Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The DOH works with the local health departments and social services departments, including New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but many programs are supported through multi-agency efforts. The Medicaid program finances inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care, family health plus (FHP) (a state-administered program to provide comprehensive health insurance for low-income families which do not meet certain Medicaid-eligibility thresholds), and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services). The State share of Medicaid spending is budgeted and expended principally through DOH, but State share Medicaid spending also appears in the Financial Plan estimates for mental hygiene agencies, child welfare programs and the Department of Corrections and Community Supervision.


Medicaid. Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments (including New York City). New York's Medicaid spending is projected to total approximately $55.7 billion in Fiscal 2014, including the local contribution.


The State Budget reflects continuation of the Medicaid State funds spending cap enacted in Fiscal 2012, and recommends funding consistent with its provisions. The cap is based on the ten-year average change in the medical component of the Consumer Price Index. Statutory changes approved with the Fiscal 2012 budget grant the Executive certain administrative powers to help hold Medicaid spending to the capped level were amended through legislation enacted with the Fiscal 2014 budget to provide flexibility to adjust Medicaid projections to meet unanticipated costs resulting from the event of a natural or other type of disaster. The statutory provisions of the Medicaid spending cap have been extended through Fiscal 2015. The cap itself remains in place and the Updated Financial Plan assumes that statutory authority will be extended in subsequent years.


Factors affecting Medicaid growth over the Plan period include Medicaid enrollment, costs of provider health care services (particularly in managed care), levels of utilization and the expiration of enhanced Federal aid. The number of Medicaid recipients, including formerly Health Plus (FHP), is expected to exceed 5.6 million at the end of Fiscal

2014, an increase of 7.3% from Fiscal 2013 caseload of 5.3 million. Under the provisions of the Affordable Care Act, the Federal government is expected to finance a greater share of Medicaid costs, the impact which is expected to lower future growth in the state share of Medicaid costs beginning in Fiscal 2014.


The Fiscal 2014 Budget transferred all administrative costs, including those State resources associated with the local Medicaid takeover program, from the Public Health budget to the Medicaid budget. This change will align operational resources with programmatic responsibilities, and provide the necessary flexibility for meeting emerging needs during the course of the year. Using additional efficiencies gained from the local Medicaid takeover, this change is expected to avoid State General Fund costs of approximately $32 million in Fiscal 2014, $50 million in Fiscal 2015, and $7 million annually thereafter, without placing additional fiscal pressure on the Medicaid Global Cap.


Public Health/Aging Programs. Public Health includes the EPIC Program that provides prescription drug insurance to low-income seniors, the child health plus (CHP) program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Work (GPHW) program that reimburses local health departments for the cost of providing certain public health services, the Early Intervention (EI) Program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays, and other HCRA and State-supported programs.



The New York State Office for the Aging (SOFA) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services, including, but not limited to, in-home services and nutrition assistance, which are provided through a network of county Area Aging Agencies and local providers.



Many public health programs, such as Early Intervention (EI) and GPHW programs, are run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the public health budget.


HCRA. HCRA was established in 1996 to help finance a portion of State health care activities in various areas of the budget: Medicaid, Public Health, SOFA, and the Insurance Department. Extensions and modifications to HCRA have financed new health care programs, including FHP, and provided additional funding for the expansion of existing programs such as CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Health Care Equity and Affordability Law for New Yorkers (HEAL NY) capital program.


HCRA receipts include surcharges and assessments on hospital revenues, a "covered lives" assessment paid by insurance carriers, a portion of cigarette tax revenues, and other revenues dedicated by statute, as well as potential future proceeds from insurance company conversions. Total HCRA revenues are estimated to grow by approximately 3.3% during the period of the updated Financial Plan.


The Fiscal 2014 Budget included reductions to various public health programs and the shift of funding for certain programs between HCRA and the General Fund. The shifts are expected to lower spending in HCRA by approximately $145 million in Fiscal 2014 and $175 million thereafter and increase the General Fund spending by the same amount.


HCRA is expected to remain in balance over the multi-year projection period. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. These spending reductions could potentially affect core HCRA programs. The reauthorizations of HCRA in prior years maintained HCRA's balance without the need for automatic spending reductions.


Given the inter-relationship between the General Fund and HCRA, any balances in HCRA are typically eliminated by adjusting the level of Medicaid disbursements that HCRA finances. This reduces costs that otherwise would have been paid for by the General Fund. Conversely, any shortfall in HCRA is expected to be financed by the General Fund.


Mental Hygiene. The Department of Mental Hygiene is comprised of four independent agencies, OMH, OPWDD, OASAS, and the Developmental Disabilities Planning Council (DDPC) as well as one oversight agency, the Commission on Quality Care and Advocacy for Persons with Disabilities (CQCAPD). Services are administered to adults with serious and persistent mental illness; children with serious emotional disturbances; individuals with developmental disabilities, and their families; and persons with chemical dependence. These agencies provide services directly to their patients through State-operated facilities and indirectly through community service providers. The cost of providing services and agency operations are funded by reimbursement from Medicaid, Medicare, third-party insurance, and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, with the remaining revenue deposited to the Patient Income Account, which supports State costs of providing services.


Legislation enacted in Fiscal 2013 established the Justice Center for the Protection of People with Special Needs, which will have the primary responsibility for tracking, investigating and pursuing serious abuse/neglect complaints at facilities and provider settings operated, certified or licensed by six State agencies. The Justice Center became operational on June 30, 2013.


Local assistance spending in mental hygiene accounts for approximately half of total mental hygiene State spending and is projected to grow by an average rate of 3.7% annually. This growth is attributable to increases in the projected State share of Medicaid costs and projected expansion of the various mental hygiene service systems, including: increases primarily associated with the OPWDD New York State -Creating Alternatives in Residential Environments and Services (NYS-CARES) program; the New York/New York III Supportive Housing agreement and community beds that are currently under development in the OMH pipeline, as well as funds for additional supported housing beds and associated support services for individuals leaving certain New York city adult homes, pursuant to a Federal district court order; and several chemical dependence treatment and prevention initiatives in OASAS.


Social Services. The Office of Temporary and Disability Assistance (OTDA) local assistance programs provide cash benefits and supportive services to low-income families. The State's three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (SSI).


The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.


The decline in OTDA spending from Fiscal 2013 results to Fiscal 2014 Updated Financial Plan projections is driven primarily by the State's projected costs for public assistance caseload and the fact that there are no longer timing delays for payments. The average public assistance caseload is projected to total 554,011 recipients in Fiscal 2014, a decrease of 2.2% from Fiscal 2013 levels. Approximately 249,528 families are expected to receive benefits through the Family Assistance program in Fiscal 2014, a decrease of 2.7% from Fiscal 2013. In the Safety Net program an average of 118,706 families are expected to be helped in Fiscal 2014, a decrease of 3.0% from Fiscal 2013. The caseload for single adults/childless couples supported through the Safety Net program is projected at 185,777 in Fiscal 2014, a decrease of 0.8% from Fiscal 2013.


The Office of Children and Family Services (OCFS) provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State's system of family support and child welfare services administered by local departments of social services and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services to reduce out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families. The youth facilities program serves youth directed by family or criminal courts to be placed in residential facilities.


Financial Plan growth is driven by increases in claims-based programs; an increase in General Fund spending on Day Care beginning in Fiscal 2015, in order to keep spending on this program constant after a projected decrease in Federal funding; and the continued implementation of the New York City Close to Home Initiative. Growth in Child Welfare Services and Adult Protective/Domestic Violence reflects anticipated growth in local claims and flat Federal funding.

Transportation. In Fiscal 2014, the State Department of Transportation (DOT) will provide $4.7 billion in local assistance to support statewide mass transit systems. This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs. Due to the size and scope of its transit system, the Metropolitan Transportation Authority (MTA) receives the majority of the statewide mass transit operating aid. Additionally, the MTA receives operating support from the Mobility Tax and MTA Aid Trust Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District. The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit system. Spending from this fund is projected to increase in Fiscal 2014 by approximately 10.1 percent, which reflects the impact of timing associated with the availability of funding resources and growth assured in the Updated Financial Plan.


Local Government Assistance. Direct aid to local governments primarily includes the Aid and incentive for Municipalities (AIM) program, which was created in fiscal 2006 to consolidate various unrestricted local aid funding streams. Along with AIM, the State provides incentive grants to local governments to promote local efforts to increase efficiency and performance through consolidation or shared services. Other local assistance programs and activities include criminal justice, economic development, aging and housing. Spending in these areas is not expected to change materially over the Financial Plan period.


Agency Operations. Agency operating costs includes personal service, non-personal service costs and General State Charges (GSCs). Personal service includes salaries of State employees of the Executive, Legislative, and Judicial branches, as well as overtime payments and costs for temporary employees. Non-personal service generally accounts for the cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology, and professional business services), supplies and materials, equipment, telephone service and employee travel. GSCs account for the costs of fringe benefits (e.g., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. In addition, certain agency operations of Transportation and Motor Vehicles are included in the capital projects fund type and not reflected in the State Operating Funds personal service or non-personal service totals.


Approximately 94% of the State workforce is unionized. The largest unions include the Civil Service Employees Association (CSEA), which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; Public Employees Federation (PEF), which primarily represents professional and technical personnel (e.g., attorneys, nurses, accountants, engineers, social workers, and institution teachers); United University Professions (UUP), which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association (NYSCOPBA), which represents security personnel (correction officers, safety and security officers).



Growth in State Operations spending over the multi-year financial plan is concentrated in agencies that operate large facilities, such as the State University, the Mental Hygiene agencies, Corrections and Community Supervision, and Children and Family Services. The main causes of growth include inflationary increases in operating costs expected for food, medical care and prescription drugs, and energy costs in State facilities, offset by expected savings from enterprise procurement efforts.


General State Charges. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers' compensation, unemployment insurance, and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations. However, certain agencies including the Judiciary and SUNY, directly pay all or a portion of their employees' fringe benefit costs from their respective budgets. Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The largest General Fund reimbursement comes from the mental hygiene agencies.


GSCs also include certain fixed costs such as State taxes paid to local governments for certain State-owned lands and payments related to lawsuits against the State and its public officers.

GSCs are projected to increase at an average annual rate of 6.5% over the Updated Financial Plan period. Increases in future years are driven by projected growth in health insurance and pension costs, offset by revenue collected from fringe benefit assessments, particularly from the mental hygiene agencies.


Debt Service. The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), and the New York State Thruway Authority (NYSTA), subject to an appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues. Total debt service is projected at $6.1 billion in fiscal 2014, of which $1.6 billion is paid from the General Fund through transfers and $4.4 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State's revenue bonds, including, but not limited to, PIT bonds, DHBTF bonds, and mental health facilities bonds. Fiscal 2014 spending estimates have been revised for the assumed prepayment of $318 million of debt service that is due during Fiscal 2015.



Other Considerations. Any deterioration of the State's fiscal situation could increase the risk of investing in New York municipal securities, including the risk of issuer default, downgrade and bankruptcy, and could also heighten the risk that prices of New York municipal securities will experience greater volatility. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Any perceived increased likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal issuers, any of which could negatively impact the value of all or a substantial portion of the municipal securities held by the Fund. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities.


During periods of volatility municipal issuers may be unable to obtain additional financing through, or may be required to pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or its municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.


A downgrade of a municipal security insurer may negatively impact the price of insured municipal securities and increase the risk that the insurer will be unable to meet all future claims.



Post-Employment Benefits. Substantially all of the State's employees may become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with GASB Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in note 13 of the Basic Financial Statements for fiscal year 2011, the annual required contribution ("ARC") represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a period not to exceed thirty years. Amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.



As reported in the State's Basic Financial Statements for fiscal year 2011, an actuarial valuation of OPEB liabilities was performed as of April 1, 2008 with results projected to April 1, 2010 for the fiscal year ended March 31, 2011. The valuation calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2011 at $55.9 billion ($46.3 billion for the State and $9.6 billion for SUNY), determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.


The net OPEB liability for fiscal year 2011 totaled $3.7 billion ($3.1 billion for the State and $0.6 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. This was $2.5 billion ($2.1 billion for the State and $0.4 billion for SUNY) above the payments for retiree costs made by the State in fiscal year

2011. This difference between the State's PAYGO costs and the actuarially determined required annual contribution under GASBS 45 reduced the State's currently positive net asset condition at the end of fiscal year 2010 by $2.5 billion.


The State's actuarial consultant has provided an updated calculation of the ARC and annual OPEB costs. The updated calculation shows the present value of the actuarially accrued total liability for benefits at $74.3 billion ($62.0 billion for the State and $12.3 billion for SUNY).The updated calculation will ultimately be reflected in the financial statements for the State and SUNY for fiscal year 2012.


GASBS 45 does not require the additional costs to be funded on the State's budgetary basis, and no increased funding is assumed for this purpose in the Enacted Budget Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.


There is no provision in the Updated Financial Plan to pre-fund the GASBS 45 liability. If such liability were pre-funded at this time, the additional cost above the PAYGO amounts would be lowered. The State's Health Insurance Council, which consists of GOER, Civil Service, and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.


INVESTMENT OF STATE MONEY


The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within twelve years of the date they are purchased.



DEBT AND OTHER FINANCING ACTIVITIES



State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.



The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2011, total State-related debt outstanding remained stable at $56 billion and 5.9% of personal income. The State's debt burden is measured using two categories: State-supported debt and State-related debt.



State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the New York Local Government Assistance Corporation (LGAC) bonds. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities.



Total debt service is projected at $6.1 billion in fiscal year 2013, of which $1.6 billion is paid from the General Fund through transfers, and $4.5 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State's revenue bonds, including PIT bonds, DHBTF bonds, and mental health facilities bonds.



State-related debt is a broader measure of State debt which includes all debt that is reported in the State's GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes general obligation voter approved debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (MBBA) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available, to make payments if necessary. These numbers are not included in the State's GAAP-basis financial statements.



General Obligation Bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and the State currently has no bonds outstanding with a remaining final maturity that is more than 30 years.


State-Supported Debt. Lease-purchase and contractual-obligation financings involve obligations of certain public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Debt service payable to these public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.


New York Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program to eliminate the need for continued short-term seasonal borrowing, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1% of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The 2009-10 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.



Personal Income Tax Revenue Bonds. Legislation enacted in 2001 provided for the issuance of bonds by certain public authorities the debt service on which would be paid from personal income tax receipts pursuant to contractual obligations with the State. The legislation provides that 25% of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Healthcare. In addition, legislation that temporarily authorizes the use of State PIT Revenue Bonds to finance the State's Mental Health Facilities Improvement Revenue Bond Program has been extended through fiscal year 2013. This has enabled the State to take advantage of the lower interest rates typically paid on State PIT Revenue Bonds as compared to the State's Mental Health Facilities Improvement Revenue Bonds.



Contingent-Contractual Obligation. The State may also enter into statutorily authorized contingent contractual obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this type of financing arrangement in the 2009-10 fiscal year.



Secured Hospital Program. Pursuant to legislation enacted in 1985, the State entered into service contracts establishing a contingent contractual-obligation whereby the State agreed to pay debt service, subject to annual appropriations, on bonds issued by certain public authorities, in the event that payments made by certain financially distressed not-for-profit hospitals under loan agreements with such public authorities and amounts available in reserve funds for such bonds are not sufficient to make such debt service payments.


Tobacco Settlement Financing Corporation. Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments to the Tobacco Settlement Financing Corporation ("TSFC", a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency) through an asset-backed securitization transaction. The legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient.


Moral Obligation Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund.


State-Guaranteed Financings. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA").


Limitations on Debt - Debt Reform Act of 2000. Chapter 59 of the Laws of 2000 enacted the Debt Reform Act. The Debt Reform Act imposes phased-in caps on State-supported debt outstanding and debt service costs for such debt issued after April 2000, limits the use of such debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is fully phased-in at 4% of personal income in fiscal year 2011. Similarly, the CAPON new State-supported debt service costs began at 0.75% of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5% in 2013-14.


Interest Rate Exchange Agreements and Net Variable Rate Obligations. Chapter 81 of the Laws of 2002, as amended, authorized issuers of State-supported debt to issue debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) equal to no more than 15% of total outstanding State-supported debt and to execute interest rate exchange agreements up to a total notional amount of no more than 15% of total outstanding State-supported debt.


STATE RETIREMENT SYSTEMS


General. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees' Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 35% of the membership during Fiscal 2013. There were 3,029 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.


As of March 31, 2013, approximately 648,000 persons were members and approximately 413,000 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to make contributions beyond what was required when membership began.


An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers would pay interest on the amortized amount at a rate determined by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate will be set annually. Rates will vary according to market performance. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year.


The Fiscal 2014 Budget included an alternate contribution program (the "Alternate Contribution Stabilization Program") that provides certain participating employers with a one-time election to amortize slightly more of their required contributions than would be available for amortization under the 2010 legislation. In addition, the maximum payment period is increased from ten years to twelve years. The election is available to counties, cities, towns, villages, BOCES, school districts and the four public health care centers operated in the counties of Nassau, Westchester and Erie. The State is not eligible to participate in the Alternate Contribution Stabilization Program.


Eligible employers have a none-time only option to elect to participate in the Alternate Contribution Stabilization Program, which begins with Fiscal 2014. For those eligible employers electing the Alternate contribution Stabilization Program, the graded contribution rate for fiscal years ending 2014 and 2015 is 12% of salary for ERS and 20% of salary for PFRS. Thereafter, the graded contribution rate will increase one half of 1% per year towards the actuarially required rate. Electing employers may amortize the difference between the graded rate and the actuarially required rate over a twelve year period at an interpolated twelve year U.S. Treasury Security rate. As with the original Contribution Stabilization Program, when contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elect to amortize under the alternate program will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.


The estimated total State payment (including Judiciary) for Fiscal 2014 is $2,717.7 million. As of August 1, 2013, the State has prepaid $593.63 million and has been credited with the related interest adjustment. If the State (including Judiciary) opts to amortize the maximum amount permitted, it would reduce the required March 1, 2014 payment by $938.0 million. The State payment for Fiscal 2014 is an estimate. If this amount changes, then the amount that can be amortized would also change. Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.


Pension Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2012 were $153.4 billion (including $3.54 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables) an increase of $3.9 billion or 2.6% from the fiscal year 2011 level of $149.5 billion. The increase in net assets available for benefits reflects in large part equity market performance.

OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $194.3 billion on April 1, 2011 to $198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1, 2012. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2012 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20% of unexpected gain for the 2012 fiscal year, 40% of the unexpected gain for the 2011 fiscal year, 60% of the unexpected gain for the 2010 fiscal year and 80% of the unexpected loss for the 2009 fiscal year. Actuarial assets decreased from $148.6 billion on April 1, 2011 to $147.8 billion on April 1, 2012. The funded ratio, as of April 1, 2012, using the entry age normal funding method and actuarial assets, was 87 percent


AUTHORITIES AND LOCALITIES


Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt.



The City of New York. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The AIS states that the State assumes no liability or responsibility for any financial information reported by The City of New York.


Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2012, the State Legislature authorized 21 bond issuances to finance local government operating deficits There were four new or additional deficit financing authorizations during 2009-2010. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.



The Buffalo Fiscal Stability Authority has exercised Control Period powers with respect to the City of Buffalo since the City's Fiscal 2004, but transitioned to Advisory Period powers commencing on July 1, 2012.


In January 2011, the Nassau County Interim Finance Authority (NIFA) declared that it was entering a Control Period, citing the "substantial likelihood and imminence" that the County will incur a major operating funds deficit of 1% or more during the County's fiscal year 2011. Nassau County challenged NIFA's determination and authority to impose a Control Period in State Supreme Court and did not prevail. NIFA is now exercising Control Powers over Nassau County. On February 4, 2013, the U.S. District Court for the Eastern District of New York issued an opinion in Carver et al. v. Nassau County Interim Finance Authority, et. al. granting the plaintiffs' motion for summary judgment seeking to nullify NIFA's imposition of a wage freeze during the control period in 2011. The court stated that the operation of its judgment shall be stayed pending an appeal, if any, by NIFA to the United States Court of Appeals for the Second Circuit. The County has announced its intent to appeal.


Erie County as well as the cities of New York and Troy have fiscal stability boards exercising Advisory Period powers. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's fiscal year 2013 or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. And, in some cases, these delays have necessitated short-term borrowing at the local level. More recent developments that have had or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; new constraints on raising property tax revenues given legislation that now limits growth in the tax levy, subject to override; and for some communities, the significant upfront costs for rebuilding and clean up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.


LITIGATION


General. The legal proceedings described below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could materially affect the State's finances in Fiscal 2014 and beyond.


The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in Fiscal 2014 or thereafter. Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced fiscal year Updated Financial Plan. The State believes that the Updated Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during Fiscal 2014. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Updated Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced fiscal year Updated Financial Plan.


Real Property Claims. There are several cases in which Native American tribes have asserted possessing interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors- in-interest in the 18th and 19th centuries were illegal.


In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff.



During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill
v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. Plaintiffs and the United States petitioned the United States Supreme Court to review the decision of the Second Circuit. On October 17, 2011, the United States Supreme Court denied plaintiffs' petitions for certiorari to review the decision of the Second Circuit.



On May 16, 2013, the State, Madison and Oneida counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. As pertinent here, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement has been approved by the State Legislature, but is still pending approval, where applicable, by the New York State Office of the Attorney General and the Federal court.


In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk, which claims will now proceed through discovery and additional motion practice.


On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the Tribe's land claim.


In The Onondaga Nation v. The State of New York, et al., (NDNY) plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On September 22, 2010, the District Court granted defendants' motion to dismiss this action for laches, based on the Oneida, Sherrill and Cayuga decisions. That decision was affirmed by the Second Circuit Court of Appeals on October 19, 2012. The Plaintiff's motion for rehearing or rehearing en banc was denied by the Second Circuit on December 21, 2012, but on April 24, 2013 a petition for writ of certiorari was filed with the united States Supreme Court.


In Shinnecock Indian Nation v. State of New York, et al. (EDNY), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration has been withdrawn but a motion to amend the complaint remains pending in the District Court and stayed. The Shinnecock appeal to the Second Circuit also remains stayed.


WEST VALLEY LITIGATION. In State of New York, eta/. v. The United States of America, et al.,06-CV-810 (WDNY), the parties have sought to resolve the relative responsibilities of the State and Federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, Cattaraugus County, New York. The Center was established by the State in the 1960s in response to a Federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste (HLRW) generated by reprocessing activities.


Congress enacted the West Valley Demonstration Project Act (the "Act") in 1980, directing the Federal government to solidify the HLRW and transport it to a Federal repository, decontaminate and decommission the facilities and dispose of the low-level waste produced from the Demonstration Project. The Act directed the State to pay 10% of the Demonstration Project costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act (and thus subject to the 90/10 split); who bears the long-term responsibility for maintaining, repairing or replacing and monitoring tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined Federal and State cost expenditures to date amount to approximately $2.6 billion. The State's expenditures at the Center are now approaching $320 million.


In order to resolve these disputes, the State and the New York State ERDA (which owns the Center on behalf of New York State) filed suit in December 2006, seeking a declaration: (1) that the Federal government (which sent wastes from various Federal facilities to the Center) is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, or Federal Superfund law) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the Federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the US is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a Consent Decree was approved and entered on August 17, 2010, resolving several key claims in the litigation.


The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site-cleanup decisions are being made via the ongoing Environmental Impact Statement (EIS) process.


The Consent Decree also does not resolve two claims raised in the State's lawsuit - the State's natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the Federal government has agreed to toll, will be pursued by the New York State Department of Environmental Conservation (DEC) (as trustee of the State's natural resources) and the Attorney General's office. Regarding the latter claim, the State asserts that the Federal government bears sole responsibility for the cost of disposing of the 275 canisters of vitrified HLRW waste remaining at the Site at a Federal repository once one becomes available. This claim was neither settled nor dismissed and remains in litigation. The parties have agreed on a briefing schedule for competing motions to dismiss the Nuclear Waste Policy Act claim. Opening briefs by New York and the Federal government have been filed with the Court, and reply briefs will be submitted later in 2013.


Tobacco Master Settlement Agreement (MSA). In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs"; together they are the "Participating Manufacturers" or "PMs").The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.


The Participating Manufacturers have also brought a nationwide arbitration proceeding against the Settling States (excluding Montana).The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.



The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration.



The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states will take place in Chicago in April 2012. State-specific hearings commenced in May 2012, with the hearings involving Missouri and Illinois. New York's diligent enforcement hearing took place in June 2012. The last state specific diligent enforcement hearing took place in May 2013. The State expects that the Panel will issue decisions shortly on the merits of each State's diligence relating to 2003. In the event of an arbitration ruling against New York State's interest, New York State anticipates that it will challenge the ruling by moving to set aside that arbitral award.


In December 2012, the PMs and 20 states (collectively, the "Signatory Parties") agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012. New York and 31 other states and territories rejected the term sheet. The Signatory Parties have sought the approval of the Panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account. The non-joining states object to approval of the term sheet because its terms negatively impact New York and the other non-joining states. Under the MSA reallocation provision, every state is either "diligent" or "not diligent" and only "diligent" states are exempt from the NPM Adjustment. For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states. If the Signatory States are removed from the calculation, they still have to be treated as either diligent or not diligent for purposes of allocation of the NPM Adjustment. The term sheet is silent as to how the reallocation provision should apply. The non-joining states seek to have the signatory states treated as non-diligent for purposes of allocation of the NPM Adjustment. The Signatory Parties object. Depending on how the Panel rules, this could have a very significant impact on New York State's annual payments. The Panel held a status conference on January 22, 2013, to discuss the term sheet and held a hearing on March 7, 2013 to hear arguments from both the Signatory Parties and the non-joining states. In March 2013, the Panel issued a Partial Stipulated Settlement Award ("Partial Award") based on the provisions of the term sheet. In so doing, the Panel deemed the Signatory Parties "diligent" for purposes of allocating the NPM Adjustment. The Panel also established a mechanism for reallocating an NPM Adjustment among non-diligent states that alters the terms of the MSA itself. If New York is then found to have been "not diligent" in its enforcement of its escrow statute in 2003, New York would have exposure not only for its share of the NPM Adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. New York, as well as several other states, has moved in state court to modify or vacate the Partial Award.


Medicaid Nursing Home Rate Methodology. In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment." which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York county, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. Supreme Court also directed the defendant to re-compute Medicaid rates for the plaintiffs' facilities. The current deadline for such-re-computation is June 28, 2013. The Appellate Division, First Department affirmed Supreme Court's partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. The parties are presently conducting discovery.



Sales Tax. There are several cases challenging the State's authority to collect taxes on cigarettes sold on Indian reservations.


In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs' motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs' appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff's motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District's orders denying the plaintiffs' motions for preliminary injunctions, and vacated the Northern District's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court's opinion. The State has moved for summary judgment in the Northern and Western District cases. The plaintiffs have moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff's motion for voluntary dismissal without prejudice and denied the State defendants' motion for summary judgment as moot.



In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York, in Supreme Court, Erie County, against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by Federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs' motion for a preliminary injunction pending appeal on September 14, 2011. The appeal is pending. By decision dated August 2, 2012, the Supreme court, Erie County, granted defendants' motion for summary judgment dismissing the complaint and denied plaintiffs' cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.


Insurance Department Assessments. In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law (section) 332 violate the Insurance Law and the State and Federal Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. The summary judgment motion deadline was October 4, 2013.



Metropolitan Transportation Authority. There are several cases in which the plaintiffs challenge the constitutionality of Chapter 25 of the Laws of 2009, which imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the Metropolitan Transportation Authority, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment of chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. Some of the plaintiffs also seek a judgment declaring that the enactment of chapter 25 violated provisions of Public Authority Law (section) 1266 requiring that the Metropolitan Transportation Authority be self-sustaining. These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al. (now in Sup. Ct., Albany Co.), William Floyd Union Free School District v. State (now in Sup. Ct., New York Co.), Town of Brookhaven v. Silver, et al. (now in Sup. Ct., Albany Co.), Town of Southampton and Town of Southold v. Silver (now in Sup. Ct. Albany Co.), Town of Huntington v. Silver (now in Sup. Ct. Albany Co.), Mangano v. Silver (Sup. Ct. Nassau Co.), Town of Smithtown v. Silver (now part of the Mangano case in Sup. Ct. Nassau Co.), and Vanderhoef v. Silver (now in Sup. Ct. Albany Co.). Suffolk County, the Orange County Chamber of Commerce, and a number of additional towns, and a village have also joined the Mangano case as plaintiffs.



The defendants sought to change the venue of all of these cases to Albany County or New York County and venue was changed in most of the cases. In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants moved for judgment in their favor. The plaintiffs in Hampton then voluntarily stipulated to discontinue their case, as did the plaintiff in Floyd after legislative amendment of the applicable statute that exempted school districts from the "mobility tax" imposed by this statute on employers in the Metropolitan Commuter Transportation District. The Supreme Court, Albany County issued decisions granting summary judgment to defendants in Brookhaven, Huntington, Southampton/Southold and Vanderhoef The plaintiffs in Brookhaven, Huntington and Vanderhoef appealed from those decisions in their cases but failed to perfect their appeals within nine months after the date of their notices of appeal, which, pursuant to the Rules of the Third Department, means their appeals are deemed abandoned. The plaintiffs in Vanderhoef belatedly attempted to file an appellate brief, which was rejected by the Appellate Division, Third Department, as untimely. They then moved for leave to perfect their appeal notwithstanding their delay and the Appellate Division granted their request; their appeal has been fully briefed and is scheduled for oral argument in November 2013.


In Mangano, the Supreme Court, Nassau County denied defendants' motion for change of venue. All parties moved for summary judgment in Supreme Court, Nassau County. By decision dated August 22, 2012, the Supreme Court (a) granted summary judgment to the defendants to the extent of dismissing the claims against certain of the individual State defendants on the ground of legislative immunity, but (b) granted summary judgment to Plaintiffs to the extent that it held the MT A payroll tax unconstitutionally impinged on the home rule powers guaranteed under Article IX of the New York State Constitution. Judgment in accordance with that decision was entered October 1, 2012. All defendants have appealed and in a Decision and Order dated June 26, 2013, the Appellate Division, Second Department, reversed the decision of Supreme Court, Nassau County, held that the Tax Law article in question was constitutional, and granted the defendants' motion for summary judgment. All plaintiffs have appealed to the New York Court of Appeals. In response to that Court's direction that the parties submit letters on whether the case presents a substantial constitutional question, the defendants have argued that it does not because the claims are controlled by existing precedent and that therefore the Court of Appeals lacks jurisdiction. The Court's determination on whether it will accept the case is pending. On or about October 26, 2012, the Towns of Southampton and Southold, whose previous litigation challenging the tax had been decided against them, commenced an action in the New York Court of Claims entitled The Town of Southampton and the Town of Southold v. The State of New York, et al., in which they seek, based on the Supreme Court decision in Mangano, refund of all moneys they have paid under the payroll tax, as well as a declaration and injunction barring further collection of the tax from them. The State's motion to dismiss the claim in the Court of Claims has been fully briefed and is awaiting decision, but the Court has adjourned the motion to September 5, 2013, to await the decision of the Court of Appeals whether to accept jurisdiction in the Mangano case before deciding the motion.


School Aid. In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State's system of financing public education violates section I of article II of the State Constitution, on the ground that it fails to provide a sound basic education (SBE). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State's motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. Depositions have been completed. The discovery deadline was May 3, 2013. The note of issue was field on May 13, 2013. On June 26, 2012, the Court of Appeals affirmed the denial of the State's motion to dismiss.


In Aristy-Farer et al. v The State of New York et al. (Sup Ct., NY Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A, (section) 1, linking payment of State school aid increases for 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI (section) 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State's appeal of the order granting the preliminary injunction is pending in the Appellate Division, First Department.


In New York State United Teachers et. al. v. The State of New York, et al. (Sup Ct. Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law (section) 2023-a, which imposes a limitation on the tax that school districts can levy on real property subject to tax within their borders violates, among other provisions of the State Constitution, Article XI, (section) 1, because implementation of the statute would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II




                                                                                             PAGE
Part II...................................................................................    II-1
  Management of the Funds.................................................................    II-1
   Board Members..........................................................................    II-6
  Fund Organization.......................................................................    II-8
  Purchase and Redemption of Shares.......................................................   II-15
   Purchases..............................................................................   II-16
   Redemptions............................................................................   II-20
  Distribution and Service Agreements and Plans...........................................   II-30
  Investments.............................................................................   II-36
   General Investment Practices and Techniques............................................   II-36
  Portfolio Transactions..................................................................   II-36
  Portfolio Holdings Information..........................................................   II-38
  Net Asset Value.........................................................................   II-39
  Proxy Voting Guidelines.................................................................   II-43
  Miscellaneous...........................................................................   II-43
  Ratings Of Investments..................................................................   II-43
  Part II: Appendix II-A - Board Members and Officers.....................................   II-50
  Part II: Appendix II-B - Portfolio Management Compensation..............................   II-55
  Part II: Appendix II-C - Fee Rates of Service Providers.................................   II-62
  Part II: Appendix II-D - Financial Services Firms' Compensation.........................   II-73
  Part II: Appendix II-E - Firms With Which Deutsche Asset & Wealth Management Has           II-77
  Revenue Sharing
Arrangements..............................................................................
  Part II: Appendix II-F - Class A Sales Charge Schedule..................................   II-80
  Part II: Appendix II-G - Investment Practices and Techniques............................   II-83
  Part II: Appendix II-H - Taxes..........................................................  II-138
  Part II: Appendix II-I - Proxy Voting Policy and Guidelines.............................  II-157

PART II


Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund" applies to all DWS funds.




MANAGEMENT OF THE FUNDS


INVESTMENT ADVISOR.


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc. ("DIDI" or the "Distributor"). Deutsche Asset & Wealth Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.



In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.


Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.


DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.


Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.


From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.


TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the applicable Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.


DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.


The Investment Management Agreement provides that a fund, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.


DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.



For DWS Latin America Equity Fund, in rendering investment advisory services, DIMA may use the resources of one or more foreign (non-U.S.) affiliates (the DIMA Overseas Affiliates) that are not registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), to provide portfolio management and research services to the fund. Under a Participating Affiliates Agreement, a DIMA Overseas Affiliate may be considered a Participating Affiliate of DIMA as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the fund are considered under a Participating Affiliate Agreement to be an "associated person" of DIMA as that term is defined in the Advisers Act for purposes of DIMA's required supervision. Deutsche Bank S.A. - Banco Alemao (DB Brazil) is a Participating Affiliate of DIMA. DB Brazil has appointed DIMA to act as its resident agent for service of process in the US.


For Money Market Portfolio, DWS Mid Cap Value Fund, DWS Small Cap Value Fund, and DWS Equity Dividend Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant's federal, state and local tax returns; preparing and filing the Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.


On behalf of Money Market Portfolio, DWS Mid Cap Value Fund, DWS Small Cap Value Fund, and DWS Equity Dividend Fund, pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.



The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.


The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.



Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Mid Cap Value Fund, DWS Small Cap Value Fund, and DWS Equity Dividend Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund is set forth in PART II - APPENDIX II-C.



Under a separate agreement between Deutsche Bank AG and the funds, Deutsche Bank AG has granted a license to the funds to utilize the trademark "DWS."


SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA (Sub-Advisory Agreement).



Dreman Value Management, L.L.C. (Dreman), 777 South Flagler Drive, Suite 800 - Tower West, West Palm Beach, FL 33401, serves as a Sub-Advisor to DWS International Value Fund. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.

Fischer Francis Trees & Watts, Inc. (FFTW), 200 Park Avenue, New York, New York 10166, serves as Sub-Advisor to DWS Core Fixed Income Fund. FFTW is directly wholly-owned by Charter Atlantic Corporation (CAC), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France.



Henderson Alternative Investment Advisor Limited (Henderson), 201 Bishopsgate, London, UK, EC2M 3 AE, serves as a Sub-Advisor of a portion of the assets of DWS Diversified Market Neutral Fund. Henderson Group is a subsidiary of Henderson Group PLC, an independent global asset management business founded in 1934.


Northern Trust Investments, Inc. (NTI) 50 South LaSalle Street, Chicago, IL 60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.


Pyramis Global Advisors, LLC (Pyramis), 900 Salem Street, Smithfield, Rhode Island 02917, serves as Sub-Advisor of a portion of the assets of DWS Diversified Market Neutral Fund. Pyramis, formed in 2005, is the institutional asset management arm of Fidelity Investments, one of the world's largest mutual fund managers.



RREEF America L.L.C. (RREEF), 222 South Riverside, Chicago, Illinois 60606, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and an indirect, wholly-owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.



TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.


Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from (a) the sub-advisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.


A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.


Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund. The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.



SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of the applicable sub-subadvisory agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).



Deutsche Alternative Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, serves as Sub-Subadvisor to a fund. DAAM Global is an investment advisor registered with the SEC. In addition, DAAM Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.



Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street, Sydney NSW 200, Australia, serves as Sub-Subadvisor to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.



TERMS OF THE SUB-SUBADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.



Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.


A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory Agreement.


Under the Sub-Subadvisory Agreements, the Sub-Advisor, not the fund, pays each Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from DIMA. The sub-subadvisory fee is paid directly by a Sub-Advisor at specific rates negotiated between a Sub-Advisor and a Sub-Subadvisor. No fund is responsible for paying a Sub-Subadvisor.



AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties (Private Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.


BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX I-C.


ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT, AND CUSTODIAN


ADMINISTRATOR. DIMA serves as a fund's administrator pursuant to an Administrative Services Agreement.


For its services under the Administrative Services Agreement, the Administrator receives a fee at the rate set forth in PART II - APPENDIX II-C. The Administrator will pay Accounting Agency fees out of the Administrative Services fee.


Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.


The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.


Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.



FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Mid Cap Value Fund, DWS Equity Dividend Fund and DWS Small Cap Value Fund, DIMA, One Beacon Street, Boston, Massachusetts 02108, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIMA receives a fee at the rate set forth in PART II - APPENDIX II-C. Prior to March 31, 2011, DWS Investments Fund Accounting Corporation (DIFA), a subsidiary of DIMA, performed these fund accounting services for the funds.



Pursuant to an agreement between DIMA and SSB, DIMA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. Prior to March 31, 2011, DIFA had also delegated these functions to SSB. The costs and expenses of such delegation are borne by DIMA, not by a fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to a transfer agency and service agreement (Transfer Agency and Services Agreement). Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc.
(DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.



CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities. The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.


In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account (e.g., foreign exchange transactions or corporate transactions).


The Custodian's fee may be reduced by certain earnings credits in favor of a fund.


FUND LEGAL COUNSEL. Provides legal services to the funds.


TRUSTEE/DIRECTOR LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.


PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution Agreement remains in effect for a class from year-to-year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.


The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a fund-by-fund and class-by-class basis.



Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.


Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.


DIDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.


CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.



FUND ORGANIZATION

FOR EACH TRUST (EXCEPT DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX FREE TRUST AND CASH ACCOUNT TRUST)


The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.


Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.


FOR DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST AND DWS TAX FREE TRUST

The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or
(iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law:
(a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the SEC as an investment company under the 1940 Act.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.


FOR CASH ACCOUNT TRUST


The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds' prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.


The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Subject to the Declaration of Trust, shareholders may remove Board Members. Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of Board Members at such time as less than a majority of the Board Members have been elected by shareholders, and (b) if, as a result of a vacancy in the Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.


The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.


The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any fund or class) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.


FOR EACH CORPORATION (EXCEPT DWS VALUE SERIES, INC.)


All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.


The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.


Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.


The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.


Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.


On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.


Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.


Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.


The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.


Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).


FOR DWS VALUE SERIES, INC.


All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.


The Board of Directors may provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.


Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.


The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.


On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.


Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.


The Board of Directors, in its sole discretion, may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.


Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution.



PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.


Orders will be confirmed at a share price next calculated after receipt in good order by DIDI. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).


USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the Shareholder Service Agent for these services.


A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.


TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.


o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers.


Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Certain funds investing in municipal securities may not be appropriate for such Tax-Sheltered Retirement Plans. Investors should consult their own tax advisors before establishing a retirement plan.


PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares. For information regarding purchases of shares of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds, please see VARIABLE INSURANCE FUNDS below. For information regarding purchases of money market funds, please see MONEY MARKET FUNDS below.



PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "Class A Sales Charge Schedule" set forth in
PART II - APPENDIX II-F.



CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.


COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.


CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).



LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "Class A Sales Charge Schedule" set forth in PART II -

APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases, Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:


(1)    a current or former director or trustee of Deutsche or DWS mutual funds;



(2) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;


(3) certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;


(4) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (1) and (2);


(5) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(6) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;


(7) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(8) persons who purchase such shares through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(9) financial service firms that have entered into an agreement with DIDI to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients;


(10) employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;



(11) investors investing $1 million or more ($250,000 or more for DWS Alternative Asset Allocation Fund, DWS California Tax-Free Income Fund, DWS Diversified Market Neutral Fund, DWS Global Growth Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Short-Term Municipal Bond Fund, DWS Short Duration Fund, DWS Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation Fund, DWS Strategic Government Securities Fund, DWS Unconstrained Income Fund and DWS Ultra-Short Duration Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;



(12) defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;


In addition, Class A shares may be sold at net asset value without a sales charge in connection with:


(13) the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements;


(14) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates into a DWS Investments IRA;

(15)   reinvestment of fund dividends and distributions; and


(16) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.


Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.



PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.

As described in the prospectus, Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.



PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).



The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.


PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.


Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.


PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.


The following provisions apply to DWS Investments Flex Plans.


(1) Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


(2) Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the

       $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


MONEY MARKET FUNDS. Shares of a fund are sold at net asset value directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve
Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.



VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.



PURCHASES IN-KIND. This section is applicable only to the following funds: DWS Global High Income Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares. Please consult the prospectus for the availability of these redemption features for a specific fund. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract owners should consult their contract prospectuses for applicable redemption procedures.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. DWS accepts Medallion Signature Guarantees. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.


AUTOMATIC WITHDRAWAL PLAN. An owner of $5,000 or more of a class of a fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to an Automatic Withdrawal Plan (the "Plan"). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is 12% of the net asset value of the account.


Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. If a day is not designated, the withdrawal will be processed on the 25th day of the month to that the payee should receive payment approximately on the first of the month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder Service Agent ten days prior to the date of the first automatic withdrawal. A Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, an investor should consider carefully whether to make additional investments in Class A shares if the investor is at the same time making systematic withdrawals.


CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.


The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:


(1) redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code (Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(2) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates;


(3) redemption of shares of a shareholder (including a registered joint owner) who has died;


(4) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(5) redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;


(6) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans; and



(7) for shares purchased prior to February 1, 2011, redemptions of shares whose dealer of record at the time of the investment notified DIDI that the dealer waived the discretionary commission applicable to such Large Order NAV Purchase.



The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (6) above for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and


(c) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:


(i) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and


(ii) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account Trust; Cash Reserves Fund Institutional and DWS Money Market Series, each a series of DWS Money Market Trust; and Treasury Portfolio and DWS Variable NAV Money Fund, each a series of Investors Cash Trust.


CHECKWRITING (applicable to DWS Short Duration Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund only). The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of DWS Intermediate Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short Duration Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.


MONEY MARKET FUNDS ONLY

The following sections relate to certain Money Market Funds. Please consult the prospectus for the availability of these redemption features for a specific fund.


REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)


You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (see telephone number on front cover) or write (DWS Investments Service Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.


Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.


A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.


The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (NACHA) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.


REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.


Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.


A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.


SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

EXCHANGES

The exchange features may not be available to all funds. Please consult the prospectus for the availability of exchanges for a specific fund. A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract holders should consult their contract prospectuses for applicable exchange procedures.


GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund (which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.


Shareholders who exchange their shares out of a DWS money market fund into Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).



Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: dws-investments.com (the Web site does not form a part of this Statement of Additional Information) or call DWS Investments (see telephone number on front cover).



Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.


MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS Money Market Fund shares: (1) a current or former director or trustee of the Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.



COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an Incentive Plan (Plan) covering wholesalers that are regional vice presidents (DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund. Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III: non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:


o a fund's consistency with DWS Investments' branding and long-term strategy


o     a fund's competitive performance


o     a fund's Morningstar rating


o The length of time a fund's Portfolio Managers have managed a fund/Strategy


o     Market size for the fund tier


o     a fund's size, including sales and redemptions of a fund's shares


This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at dws-investments.com/EN/wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.



In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.


The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.

COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed 0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay compensation from their own resources (see Financial Intermediary Support Payments below).


COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically, the shareholders of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.


A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders (see Financial Intermediary Support Payments below).

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).



The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.55% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of up to $60,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


As of the date hereof, each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in PART II - APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.


The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.


The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.


It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes generally taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses, and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will be treated for federal income tax purposes as having received their share of such gains, but will then generally be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.


A fund has a schedule for paying out any earnings to shareholders (see Understanding Distributions and Taxes in each fund's prospectus). Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the Code.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income dividends and capital gain dividends (see Taxation of US Shareholders - Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the Shareholder Service Agent, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.


Generally, if a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.


With respect to variable insurance products, all distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or net realized capital gain in order to satisfy the minimum distribution requirements contained in the Code.


DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.


Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.


If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.


Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.



DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

For information regarding distribution and service agreements and plans for retail funds, see I. RETAIL FUNDS below.


For information regarding distribution and service agreements and plans for money market funds, see II. MONEY MARKET FUNDS below.


For information regarding distribution and service agreements and plans for variable insurance funds, see III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II; and IV. DWS INVESTMENTS VIT FUNDS below.


I. RETAIL FUNDS


A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.

RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule

12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.


CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.

CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement, DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.


With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment (for Class A shares) and immediately after investment (for Class R shares). With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.


Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services.

The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.


II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)


RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.


DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


Premier Shares - Tax-Exempt California Money Market Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Money Market Trust, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


Premium Reserve Money Market Shares - Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


Premier Money Market Shares - Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares class of the Treasury Portfolio of Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares of the fund, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of those shares of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.



Capital Assets Funds - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Capital Assets Funds Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, Apex Clearing Corporation, a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Capital Assets Funds Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services.



Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan for the Tax-Exempt Cash Managed Shares class authorizes the payment of up to 0.25% of average daily net assets of the class and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. The Rule 12b-1 Plan for the Government Cash Managed Shares class authorizes the payment of up to 0.15% of average daily net assets of the class. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.



Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.



Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.

Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


Managed Shares - Cash Reserve Fund, Inc. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Managed Shares class of the Prime Series of Cash Reserve Fund, Inc., an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


Shareholder Services Plan for Cash Management Fund - Institutional Class, Cash Reserves Fund Institutional - Institutional Class, NY Tax Free Money Fund - Investment Class and Tax-Free Money Fund - Investment Shares, each a series and class of DWS Money Market Trust. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.


The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b) the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.


III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.


IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B2 shares. Under the Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class B2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B2 shares of a fund without the approval of the shareholders of such class.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.


IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED HEREIN, AND IN A FUND'S PROSPECTUS.



PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.


Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.


The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.



Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Sub-Advisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Sub-Advisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.



The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.


Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. The Advisor has adopted policies and procedures that are reasonably designed to ensure that when the Advisor aggregates securities purchased or sold on behalf of accounts, the securities are allocated among the participating accounts in a manner that the Advisor believes to be fair and equitable. The Advisor may make allocations among accounts based upon a number of factors that may include, but not limited to, investment objectives and guidelines, risk tolerance, availability of other investment opportunities and available cash for investment. With respect to limited opportunities or initial public offerings, the Advisor may make allocations among accounts on a pro-rata basis with consideration given to suitability. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.


The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.



Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.



PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.



PORTFOLIO HOLDINGS INFORMATION


In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings (and monthly filings for money market funds), each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.


Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset & Wealth Management and its affiliates, subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions or, in connection with investing in underlying funds, subadvisors to DWS funds of funds (Authorized Third Parties).


Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or Deutsche Asset & Wealth Management for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.


Portfolio holdings information distributed by the trading desks of Deutsche Asset & Wealth Management or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.



Registered investment companies that are subadvised by Deutsche Asset & Wealth Management may be subject to different portfolio holdings disclosure policies, and neither Deutsche Asset & Wealth Management nor the Board exercise control over such policies. In addition, separate account clients of Deutsche Asset & Wealth Management have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by Deutsche Asset & Wealth Management and some of the separate accounts managed by Deutsche Asset & Wealth Management may substantially overlap with the portfolio holdings of a fund.


Deutsche Asset & Wealth Management also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, Deutsche Asset & Wealth Management has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.



There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.

NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the New York Stock Exchange (Exchange) on each day the Exchange is open for trading (Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.



Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments shall be valued based on information obtained from an approved pricing agent, or if such information is not available, the money market instruments shall be valued using the average of the most recent reliable bid quotations or evaluated prices obtained from two or more broker-dealers. Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from two or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at a price supplied by an approved pricing agent, if available, and otherwise at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.



If market quotations for a fund asset are not readily available or if the Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's Pricing Committee.



THE FOLLOWING PARAGRAPH APPLIES TO FUNDS THAT INVEST IN UNDERLYING MUTUAL FUNDS. The net asset value of each underlying DWS mutual fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such underlying DWS mutual fund. Shares of each underlying DWS mutual fund in which the fund may invest are valued at the net asset value per share of each underlying DWS mutual fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the underlying DWS mutual funds will be calculated and reported to the fund by each underlying DWS mutual fund's accounting agent.


THE FOLLOWING ADDITIONAL PARAGRAPHS APPLY TO DWS EQUITY 500 INDEX FUND AND DWS S&P 500 INDEX FUND (FEEDER FUNDS). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio - the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.



Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.


Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the Value

Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.


APPLICABLE TO MONEY MARKET FUNDS OTHER THAN DWS MONEY MARKET SERIES, CASH MANAGEMENT FUND, CASH RESERVES FUND-INSTITUTIONAL AND PRIME SERIES OF CASH RESERVE FUND, INC. AND DWS VARIABLE NAV MONEY FUND. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.

THE FOLLOWING PARAGRAPH APPLIES TO DWS VARIABLE NAV MONEY FUND ONLY. The net asset value of shares of the fund is generally calculated on each day the New York Stock Exchange is open for trading, as described in the fund's prospectuses. Pursuant to Board approved valuation procedures, the fund generally values its portfolio instruments using information furnished by an independent pricing service or market quotations. Interactive Data Corporation serves as the primary independent pricing service for the fund. In accordance with Board approved procedures, in the event pricing service information or market quotations are not readily available for certain portfolio assets, or when the value of certain portfolio assets is believed to have been materially affected by a significant event, the fair value of such portfolio assets will be determined by the fund's Pricing Committee (or, in some cases, the Board's Valuation Committee). In accordance with its procedures, the fund will typically value newly acquired securities at amortized cost on date of acquisition, and thereafter using information furnished by an independent pricing service.



APPLICABLE TO THE FOLLOWING MONEY MARKET FUNDS (EACH, A FUND): DWS MONEY MARKET SERIES, CASH MANAGEMENT FUND, CASH RESERVES FUND INSTITUTIONAL AND PRIME SERIES OF CASH RESERVE FUND, INC. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.



PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The Policies are included in PART II - APPENDIX II-I.



You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at dws-investments.com (click on "proxy voting" at the bottom of the page).




MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.



RATINGS OF INVESTMENTS


BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM OBLIGATION RATINGS


Moody's long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.



AAA Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.


AA Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

BAA Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.


BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.


B Obligations rated B are considered speculative and are subject to high credit risk.


CAA Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.


CA Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.



NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a ("hyb") indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.



By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.


MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM OBLIGATION RATINGS


Moody's short-term ratings are forward-looking opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.



Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


MOODY'S INVESTORS SERVICE, INC.'S US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS


SHORT-TERM OBLIGATION RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.


MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.


SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.


The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer's long-term ratings drops below investment grade.


VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


STANDARD & POOR'S RATINGS SERVICES LONG-TERM ISSUE CREDIT RATINGS


INVESTMENT GRADE

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


SPECULATIVE GRADE


Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the lowest degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.


C A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.



D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.



NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



STANDARD & POOR'S RATINGS SERVICES SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.



C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


SPUR (STANDARD & POOR'S UNDERLYING RATING) A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/ obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.



STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM NOTE RATINGS
DEFINITIONS

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:



o Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and


o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.


SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


SP-3 Speculative capacity to pay principal and interest.


DUAL RATINGS


Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').


STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS


Standard & Poor's has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on common stocks since 1956. Quality Rankings reflect the long-term growth and stability of a company's earnings and dividends.



The Quality Rankings System attempts to capture the growth and stability of earnings and dividends record in a single symbol. In assessing Quality Rankings, Standard & Poor's recognizes that earnings and dividend performance is the end result of the interplay of various factors such as products and industry position, corporate resources and financial policy. Over the long run, the record of earnings and dividend performance has a considerable bearing on the relative quality of stocks.


The rankings, however, do not profess to reflect all of the factors, tangible or intangible, that bear on stock quality.



The rankings are generated by a computerized system and are based on per-share earnings and dividend records of the most recent 10 years - a period long enough to measure significant secular growth, capture indications of basic change in trend as they develop, encompass the full peak-to-peak range of the business cycle, and include a bull and a bear market. Basic scores are computed for earnings and dividends, and then adjusted as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trends, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking.



The ranking system makes allowance for the fact that corporate size generally imparts certain advantages from an investment standpoint. Conversely, minimum size limits (in sales volume) are set for the various rankings. However, the system provides for making exceptions where the score reflects an outstanding earnings and dividend record. The following table shows the letter classifications and brief descriptions of Quality Rankings.


A+   Highest           B+   Average           C     Lowest
A    High              B    Below Average     D     In Reorganization
A-   Above Average     B-   Lower             LIQ   Liquidation


The ranking system grants some exceptions to the pure quantitative ranking. Thus, if a company has not paid any dividend over the past 10 years, it is very unlikely that it will rank higher than A-. In addition, companies may receive a bonus score based on their sales volume. If a company omits a dividend on preferred stock, it will receive a rank of no better than C that year. If a company pays a dividend on the common stock, it is highly unlikely that the rank will be below B-, even if it has incurred losses. In addition, if a company files for bankruptcy, the model's rank is automatically changed to D.



FITCH RATINGS LONG-TERM RATING SCALES



INVESTMENT GRADE

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


AA: Very high credit quality. `AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


A: High credit quality. `A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. `BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.



SPECULATIVE GRADE


BB: Speculative. `BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.


B: Highly speculative. `B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.


CCC: Substantial credit risk. Default is a real possibility.


CC: Very high levels of credit risk. Default of some kind appears probable.


C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a `C' category rating for an issuer include:


a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;


b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or


c. Fitch Ratings otherwise believes a condition of `RD' or `D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.


RD: Restricted default. `RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:


a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;


c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or


d. execution of a distressed debt exchange on one or more material financial obligations.


D: Default. `D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.


Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.


"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.


In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.


NOTE: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-Term IDR category, or to Long-Term IDR categories below `B'.

FITCH RATINGS SHORT-TERM RATINGS


F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.


F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.


B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.


C: High short-term default risk. Default is a real possibility.


RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.


D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.



FITCH RATINGS MUNICIPAL SHORT-TERM RATINGS


The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS


IDENTIFICATION AND BACKGROUND


The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor (each, an "Independent Board Member") is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.



INDEPENDENT BOARD MEMBERS



NAME, YEAR OF BIRTH,
POSITION                                                                       NUMBER OF
WITH THE TRUST/CORPORATION                                                     FUNDS IN DWS
AND LENGTH OF TIME             BUSINESS EXPERIENCE AND                         FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                    DIRECTORSHIPS DURING THE PAST 5 YEARS           OVERSEEN       HELD BY BOARD MEMBER
Kenneth C. Froewiss (1945)     Adjunct Professor of Finance, NYU Stern              103       _
Chairperson since 2013/(8)/,   School of Business (September 2009-
and Board Member since         present; Clinical Professor from 1997-
2001                           September 2009); Member, Finance
                               Committee, Association for Asian Studies
                               (2002-present); Director, Mitsui Sumitomo
                               Insurance Group (US) (2004-present); prior
                               thereto, Managing Director, J.P. Morgan
                               (investment banking firm) (until 1996)
William McClayton (1944)       Private equity investor (since October 2009);        103       _
Vice Chairperson since         previously: Managing Director, Diamond
2013/(8)/, and Board Member    Management & Technology Consultants, Inc.
since 2004                     (global consulting firm) (2001-2009);
                               Directorship: Board of Managers, YMCA of
                               Metropolitan Chicago; formerly: Senior
                               Partner, Arthur Andersen LLP (accounting)
                               (1966-2001); Trustee, Ravinia Festival
John W. Ballantine (1946)      Retired; formerly: Executive Vice President          103       Chairman of the Board,
Board Member since 1999        and Chief Risk Management Officer, First                       Healthways Inc./(2)/ (provider
                               Chicago NBD Corporation/The First National                     of disease and care
                               Bank of Chicago (1996-1998); Executive Vice                    management services) (2003-
                               President and Head of International Banking                    present); Portland General
                               (1995-1996); former Directorships: Stockwell                   Electric/(2)/ (utility company)
                               Capital Investments PLC (private equity);                      (2003-present)
                               First Oak Brook Bancshares, Inc. and Oak
                               Brook Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)    Vice Chair and former President, WGBH                103       Lead Director, Becton
Board Member since 1990        Educational Foundation; Directorships: Public                  Dickinson and Company/(2)/
                               Radio International; Public Radio Exchange                     (medical technology
                               (PRX); North Bennett Street School (Boston);                   company); Lead Director, Belo
                               former Directorships: The PBS Foundation;                      Corporation/(2)/ (media
                               Association of Public Television Stations;                     company)
                               Boston Museum of Science; American
                               Public Television; Concord Academy; New
                               England Aquarium; Mass. Corporation for
                               Educational Telecommunications; Committee
                               for Economic Development; Public
                               Broadcasting Service; Connecticut College

NAME, YEAR OF BIRTH,
POSITION                                                                      NUMBER OF
WITH THE TRUST/CORPORATION                                                    FUNDS IN DWS
AND LENGTH OF TIME             BUSINESS EXPERIENCE AND                        FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                    DIRECTORSHIPS DURING THE PAST 5 YEARS          OVERSEEN       HELD BY BOARD MEMBER
Dawn-Marie Driscoll (1946)     President, Driscoll Associates (consulting          103       _
Board Member since 1987        firm); Emeritus Executive Fellow, Center for
                               Business Ethics, Bentley University;
                               formerly: Partner, Palmer & Dodge (1988-
                               1990); Vice President of Corporate Affairs
                               and General Counsel, Filene's (1978-1988);
                               Directorships: Director of ICI Mutual
                               Insurance Company (since 2007); Advisory
                               Board, Center for Business Ethics, Bentley
                               University; Chairman of the Board of
                               Trustees, Southwest Florida Community
                               Foundation (charitable organization); former
                               Directorships: Sun Capital Advisers Trust
                               (mutual funds) (2007-2012); Investment
                               Company Institute (audit, executive,
                               nominating committees) and Independent
                               Directors Council (governance, executive
                               committees)
Keith R. Fox, CFA (1954)       Managing General Partner, Exeter Capital            103       _
Board Member since 1996        Partners (a series of private investment
                               funds) (since 1986); Directorships:
                               Progressive International Corporation
                               (kitchen goods importer and distributor); The
                               Kennel Shop (retailer); former Chairman,
                               National Association of Small Business
                               Investment Companies; former
                               Directorships: BoxTop Media Inc.
                               (advertising); Sun Capital Advisers Trust
                               (mutual funds) (2011-2012)
Paul K. Freeman (1950)         Consultant, World Bank/Inter-American               103       _
Board Member since 1993,       Development Bank; Executive and Governing
and Chairperson (2009 - Jan.   Council of the Independent Directors Council
8, 2013)                       (Chairman of Education Committee);
                               formerly: Project Leader, International
                               Institute for Applied Systems Analysis (1998-
                               2001); Chief Executive Officer, The Eric
                               Group, Inc. (environmental insurance) (1986-
                               1998); Directorships: Denver Zoo Foundation
                               (December 2012-present); former
                               Directorships: Prisma Energy International
Richard J. Herring (1946)      Jacob Safra Professor of International              103       Director, Japan Equity Fund,
Board Member since 1990        Banking and Professor, Finance Department,                    Inc. (since September 2007),
                               The Wharton School, University of                             Thai Capital Fund, Inc. (since
                               Pennsylvania (since July 1972); Co-Director,                  2007), Singapore Fund, Inc.
                               Wharton Financial Institutions Center (since                  (since September 2007),
                               July 2000); Co-Chair, U.S. Shadow Financial                   Independent Director of
                               Regulatory Committee; Executive Director,                     Barclays Bank Delaware
                               Financial Economists Roundtable; formerly:                    (since September 2010)
                               Vice Dean and Director, Wharton
                               Undergraduate Division (July 1995-June
                               2000); Director, Lauder Institute of
                               International Management Studies (July
                               2000-June 2006)

NAME, YEAR OF BIRTH,
POSITION                                                                          NUMBER OF
WITH THE TRUST/CORPORATION                                                        FUNDS IN DWS
AND LENGTH OF TIME              BUSINESS EXPERIENCE AND                           FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                     DIRECTORSHIPS DURING THE PAST 5 YEARS             OVERSEEN       HELD BY BOARD MEMBER
Rebecca W. Rimel (1951)         President and Chief Executive Officer, The             103       Director, Becton Dickinson
Board Member since 1995         Pew Charitable Trusts (charitable                                and Company/(2)/ (medical
                                organization) (1994 to present); formerly:                       technology company) (2012-
                                Executive Vice President, The Glenmede                           present); Director, CardioNet,
                                Trust Company (investment trust and wealth                       Inc./(2)/ (healthcare) (2009-
                                management) (1983-2004); Board Member,                           present)
                                Investor Education (charitable organization)
                                (2004-2005); Trustee, Executive Committee,
                                Philadelphia Chamber of Commerce (2001-
                                2007); Director, Viasys Health Care/(2)/
                                (January 2007-June 2007); Trustee, Thomas
                                Jefferson Foundation (charitable organization)
                                (1994 to 2012)
William N. Searcy, Jr. (1946)   Private investor since October 2003;                   103       _
Board Member since 1993         formerly: Pension & Savings Trust Officer,
                                Sprint Corporation/(2)/ (telecommunications)
                                (November 1989-September 2003); Trustee,
                                Sun Capital Advisers Trust (mutual funds)
                                (1998-2012)
Jean Gleason Stromberg          Retired; formerly: Consultant (1997-2001);             103       _
(1943) Board Member since       Director, Financial Markets US Government
1997                            Accountability Office (1996-1997); Partner,
                                Fulbright & Jaworski, L.L.P. (law firm) (1978-
                                1996); Directorships: The William and Flora
                                Hewlett Foundation; former Directorships:
                                Service Source, Inc., Mutual Fund Directors
                                Forum (2002-2004), American Bar
                                Retirement Association (funding vehicle for
                                retirement plans) (1987-1990 and 1994-
                                      1996)
Robert H. Wadsworth (1940)      President, Robert H. Wadsworth &                       106       _
Board Member since 1999         Associates, Inc. (consulting firm) (1983 to
                                present); Director, National Horizon, Inc.
                                (non-profit organization); Director and
                                Treasurer, The Phoenix Boys Choir
                                Association






OFFICERS/(4)/




NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION          BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/      DIRECTORSHIPS DURING THE PAST 5 YEARS
Brian E. Binder/(9)(10)/ (1972)     Managing Director/(3)/ and Head of Fund Administration, Deutsche Asset & Wealth
President, 2013-present             Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Cheif Administrative Officer, Van Kampen Funds Inc.
                                    (2008-2010); and Cheif Administrative Officer, Morgan Stanley Investment
                                    Management Americas Distribution (2003-2008)
John Millette/(7)/ (1962)           Director/(3)/, Deutsche Asset & Wealth Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(6)/ (1963)        Managing Director/(3)/, Deutsche Asset & Wealth Management (since July 2004);
Chief Financial Officer, 2004-      formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS
present                             Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at
Treasurer, 2005-present             UBS Global Asset Management (1994-1998)

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Caroline Pearson/(7)/ (1962)       Managing Director/(3)/, Deutsche Asset & Wealth Management; formerly: Assistant
Chief Legal Officer, 2010-         Secretary for DWS family of funds (1997-2010)
present
Melinda Morrow/(6)/ (1970)         Director/(3)/, Deutsche Asset & Wealth Management
Vice President, 2012-present
Hepsen Uzcan/(7)/ (1974)           Vice President, Deutsche Asset & Wealth Management
Assistant Secretary, 2013-
present
Paul Antosca/(7) /(1957)           Director/(3)/, Deutsche Asset & Wealth Management
Assistant Treasurer, 2007-
present
Jack Clark /(7)/ (1967)            Director/(3)/, Deutsche Asset & Wealth Management
Assistant Treasurer, 2007-
present
Diane Kenneally/(7)/ (1966)        Director/(3)/, Deutsche Asset & Wealth Management
Assistant Treasurer, 2007-
present
John Caruso/(6)/ (1965)            Managing Director/(3)/, Deutsche Asset & Wealth Management
Anti-Money Laundering
Compliance Officer, 2010-
present
Robert Kloby/(6)/ (1962)           Managing Director/(3)/, Deutsche Asset & Wealth Management
Chief Compliance Officer,
2006-present



/(1)/ The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

/(2)/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/(3)/    Executive title, not a board directorship.

/(4)/ As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

/(5)/ The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

/(6)/    Address: 60 Wall Street, New York, New York 10005.

/(7)/    Address: One Beacon Street, Boston, Massachusetts 02108.


/(8)/    Effective as of January 9, 2013.

/(9)/ Address: 222 South Riverside Plaza, Chicago, Illinois 60606./(10)/ Effective as of December 1, 2013.



Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.


OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.


Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer


BOARD MEMBER QUALIFICATIONS


The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:



John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major US bank.



Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.



Dawn-Marie Driscoll - Ms. Driscoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.



Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.


Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.


Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.


Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.


William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.


Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.



William N. Searcy, Jr. - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.



Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and the US Government Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.


Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his previous service as a director and/or senior executive officer of several mutual funds.

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION


FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.


COMPENSATION OF PORTFOLIO MANAGERS


Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long-term variable compensation that portfolio managers receive will be designated for investment in shares of the funds they manage. Variable compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via long-term incentive award is subject to clawback.


To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:



o Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.


o Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.



o Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.



CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


o The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's Board.

FOR FUNDS ADVISED BY DREMAN


COMPENSATION


The Funds have been advised that Dreman has implemented a compensation plan that is designed to attract and retain experienced and exceptional professionals. Dreman has a competitive compensation plan made up of a fixed salary component, a variable bonus component, and comprehensive benefits. A profit sharing plan and ownership in the firm is currently offered to the Dreman partners. The variable bonus allows Dreman to compensate its investment professionals based on results, which aligns their interests directly with their clients' interests.


Base salaries are a factor of job function. Dreman offers competitive pay by many measures, including compensation surveys compiled for the asset management industry and the broader financial services industry in the New York City area.



Variable bonuses, which are based on performance, may include cash and/or the possibility of stock grants. There are many measures of performance. For Portfolio Managers and associate Portfolio Managers, success is defined largely by their ability to generate superior investment results for Dreman's clients relative to their benchmarks, peer group and client objectives.



CONFLICTS



Dreman manages its clients' accounts using a contrarian value investment strategy. For most of its investment strategies, Dreman uses a model portfolio and rebalances its clients' accounts whenever changes are made to the model portfolio. In addition, to the extent practicable Dreman aggregates its trades and allocates them to client accounts in an equitable manner. Dreman strongly believes that aggregating its trade orders protects all clients from being disadvantaged by price or time of execution. The model portfolio approach and the trade aggregation policy of Dreman seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Dreman does not receive any performance-based fees from any of its accounts.



Dreman investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.


FOR FUNDS ADVISED BY FISCHER FRANCIS TREES & WATTS, INC. (FFTW)


COMPENSATION

FFTW aims to provide all staff with total compensation packages that are competitive with the applicable local market. Compensation is based on a combination of individual, team and firm performance. FFTW has a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees. FFTW's structure, as a subsidiary of BNP Paribas S.A., offers the transparency and flexibility of a boutique with the resources of a large firm.


Compensation is based on a combination of individual, team and firm performance. There are two standard components of the remuneration structure for FFTW professional staff based on market survey data: salary and discretionary bonus. A significant portion of remuneration for investment professionals is variable compensation; which is dependent on their investment results for clients based on relative pre-tax portfolio performance, as well as other important responsibilities such as individual and team performance, commercial efforts, support provided to the firm's client business development team, contributions to developing the investment process and tools, and development and "good citizenship" objectives. Many client portfolios utilize benchmarks, either industry standard or customized, which are used to gauge relative portfolio performance. Lastly, each investment professional is evaluated by senior management based on his/her performance annually.


CONFLICTS

Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and to other segregated accounts are minimized at FFTW by FFTW's investment management decision making process and FFTW's trade allocation policy. FFTW's investment team is organized into teams by product area. The teams are responsible for determining strategy for all portfolios within their group. Views are debated and strategy is determined in weekly strategy sessions, with the participation of heads of each product team. Strategy and positions are expressed in terms of risk exposures relative to a benchmark which are then translated into portfolio positions according to each client's benchmark and guideline parameters.


Every portfolio, including mutual fund portfolios, is assigned to a Portfolio Manager within the relevant product area. The Portfolio Manager is responsible for ensuring the implementation of the product strategy in each portfolio, subject to benchmark limitations and guideline parameters. The Portfolio Manager either executes trades in the portfolio himself or delegates to another member of the investment team who assumes responsibility for issue selection within that sector. The process ensures that investment decisions for specific portfolios are consistent with the strategy for the product area, taking into account the individual portfolio's benchmark, risk parameters and investment guidelines.


In terms of setting a portfolio's risk parameters, these are established at the portfolio's inception, based upon the client's investment guidelines and overall risk preferences. The Portfolio Manager and the Client Portfolio Manager monitor the portfolio's compliance with such parameters on an ongoing basis, while ultimately the Compliance group assumes responsibility for ensuring guideline compliance.


The process ensures that strategy is determined at the product level and executed across all portfolios within that product grouping, subject only to pre-determined risk parameters and to client guideline and benchmark parameters.


In addition, FFTW executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocated the trades according to each participating portfolio's size and pre-determined, pre-programmed risk profiles. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.


Trade allocation and best execution practices are monitored and reviewed on a monthly basis as part of the Global Compliance Monitoring Program, which is carried out independently by FFTW's Compliance group. This review takes into consideration FFTW's trading procedures and the nature of the fixed income markets. Trade execution prices for a sampling of trades are compared with an independent source. An explanation is sought from the investment professional in the event of significant variance between the trade execution price and the price determined by the independent source. The variance is noted and is included in a report issued to senior management on a quarterly basis. Any deviations which occurred from FFTW's policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.


Finally, on an annual basis, the firm engages an independent auditor to perform a SAS 70 Type II exam and opine on the operating effectiveness of the firm's internal controls.



FOR FUNDS ADVISED BY HENDERSON ALTERNATIVE INVESTMENT ADVISOR LIMITED
(HENDERSON)



COMPENSATION


Following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:


o  Pre-defined, objective, measurable investment performance


o  Performance goals that are ambitious, but attainable

o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters


The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.


Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, a fund does not charge performance-related fees.


A summary of the compensation package is as follows:


o  Basic Salaries: in line with or better than the industry average




o Short Term Incentive Bonus (STI): the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary


o Growth Equity Bonus Plan (GEB): the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth


o  Long Term Incentive Plan: as described above




o Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson


Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or (iii) an absolute return.


CONFLICTS


Henderson seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in Henderson by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.


The portfolio manager responsible for managing a fund may currently or in the future also manage one or more other accounts. Other than potential conflicts between investment strategies, the side-by-side management of a fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio manager may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for the portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

FOR FUNDS ADVISED BY NORTHERN TRUST INVESTMENTS, INC. (NTI)


COMPENSATION

Compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.


FOR FUNDS ADVISED BY PYRAMIS GLOBAL ADVISORS, LLC (PYRAMIS)


COMPENSATION

Portfolio managers receive compensation for their services. The portfolio manager's compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.


The portfolio manager's base salary is determined by level of responsibility and tenure at Pyramis, FMR (Pyramis' ultimate parent company) or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable and (ii) the investment performance of other Pyramis equity accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group, if applicable. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to and leadership within the Pyramis investment platform. The portion of the portfolio manager's bonus that is linked to the investment performance of the strategy is based on the pre-tax investment performance of the strategy measured against a fund's benchmark, and the pre-tax investment performance of the strategy within the peer group. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, the direct parent company of Pyramis. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.


CONFLICTS

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate of Pyramis. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS


FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee(s) for each fund, at the annual percentage rate of daily net assets, are indicated below:



FUND NAME                                       MANAGEMENT FEE RATE
Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax-Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Next $1 billion 0.470%
                                           Thereafter 0.450%

FUND NAME                           MANAGEMENT FEE RATE
Taxable Income Funds
DWS Core Fixed Income Fund      First $1.5 billion 0.400%
                                Next $1.75 billion 0.385%
                                Next $1.75 billion 0.370%
                                Thereafter 0.355%
DWS Core Plus Income Fund       First $250 million 0.465%
                                Next $750 million 0.435%
                                Next $1.5 billion 0.415%
                                Next $2.5 billion 0.395%
                                Next $2.5 billion 0.365%
                                Next $2.5 billion 0.345%
                                Next $2.5 billion 0.325%
                                Thereafter 0.315%
DWS Floating Rate Fund          First $1 billion 0.650%
                                Next $1.5 billion 0.635%
                                Next $2.5 billion 0.610%
                                Next $2.5 billion 0.585%
                                Next $2.5 billion 0.560%
                                Thereafter 0.550%
DWS Global High Income Fund     First $1.0 billion 0.500%
                                Next $1.5 billion 0.490%
                                Next $2.5 billion 0.480%
                                Next $5.0 billion 0.470%
                                Thereafter 0.460%
DWS Global Inflation Fund       First $1.5 billion 0.400%
                                Next $500 million 0.375%
                                Next $1.0 billion 0.360%
                                Next $1.0 billion 0.345%
                                Next $1.0 billion 0.330%
                                Next $1.0 billion 0.315%
                                Thereafter 0.300%
DWS GNMA Fund                   First $5.0 billion 0.315%
                                Next $1.0 billion 0.300%
                                Thereafter 0.285%
DWS High Income Fund            First $250 million 0.480%
                                Next $750 million 0.450%
                                Next $1.5 billion 0.430%
                                Next $2.5 billion 0.410%
                                Next $2.5 billion 0.380%
                                Next $2.5 billion 0.360%
                                Next $2.5 billion 0.340%
                                Thereafter 0.320%
DWS Short Duration Fund         First $1.5 billion 0.365%
                                Next $500 million 0.340%
                                Next $1.0 billion 0.315%
                                Next $1.0 billion 0.300%
                                Next $1.0 billion 0.285%
                                Next $1.0 billion 0.270%
                                Thereafter 0.255%

FUND NAME                                         MANAGEMENT FEE RATE
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
DWS Ultra-Short Duration Fund             First $500 million 0.400%
                                          Next $500 million 0.385%
                                          Next $1.0 billion 0.370%
                                          Thereafter 0.355%
DWS Unconstrained Income Fund             First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Fund        0.200%/(1)/
DWS Global Income Builder Fund            First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2014 Fund                      0.400    %
Value Funds
DWS Core Equity Fund                      First $250 million 0.365%
                                          Next $750 million 0.360%
                                          Next $1.5 billion 0.355%
                                          Next $5.0 billion 0.345%
                                          Next $5.0 billion 0.335%
                                          Next $5.0 billion 0.325%
                                          Thereafter 0.300%

FUND NAME                                        MANAGEMENT FEE RATE
DWS Diversified Market Neutral Fund      First $1.0 billion 1.250%
                                         Next $1.0 billion 1.200%
                                         Next $1.0 billion 1.150%
                                         Thereafter 1.100%
DWS Enhanced Commodity Strategy          First $500 million 0.950%
Fund                                     Next $500 million 0.900%
                                         Next $500 million 0.850%
                                         Thereafter 0.825%
DWS Equity Dividend Fund                 First $250 million 0.750%
                                         Next $750 million 0.720%
                                         Next $1.5 billion 0.700%
                                         Next $2.5 billion 0.680%
                                         Next $2.5 billion 0.650%
                                         Next $2.5 billion 0.640%
                                         Next $2.5 billion 0.630%
                                         Thereafter 0.620%/(2)/
DWS Large Cap Value Fund                 First $1.5 billion 0.425%
                                         Next $500 million 0.400%
                                         Next $1 billion 0.375%
                                         Next $1 billion 0.350%
                                         Next $1 billion 0.325%
                                         Thereafter 0.300
DWS Mid Cap Value Fund                   First $250 million 0.750%
                                         Next $250 million 0.720%
                                         Next $2.0 billion 0.700%
                                         Next $1.5 billion 0.680%
                                         Thereafter 0.660%/(2)/
DWS RREEF Real Estate Securities         First $100 million 0.565%
Fund                                     Next $100 million 0.465%
                                         Next $100 million 0.415%
                                         Thereafter 0.365%
DWS Small Cap Core Fund                  First $500 million 0.665%
                                         Next $500 million 0.615%
                                         Thereafter 0.565%
DWS Small Cap Value Fund                 First $250 million 0.750%
                                         Next $750 million 0.720%
                                         Next $1.5 billion 0.700%
                                         Next $2.5 billion 0.680%
                                         Next $2.5 billion 0.650%
                                         Next $2.5 billion 0.640%
                                         Next $2.5 billion 0.630%
                                         Thereafter 0.620%/(2)/
Index-Related Funds
DWS EAFE (Reg. TM) Equity Index Fund     0.250    %
DWS Equity 500 Index Fund                   0.000%/(3)/
DWS Equity 500 Index Portfolio           0.050    %
DWS S&P 500 Index Fund                      0.000%/(3)/
DWS U.S. Bond Index Fund                 0.150    %

FUND NAME                                 MANAGEMENT FEE RATE
Growth Funds
DWS Capital Growth Fund              First $250 million 0.495%
                                     Next $750 million 0.465%
                                     Next $1.5 billion 0.445%
                                     Next $2.5 billion 0.425%
                                     Next $2.5 billion 0.395%
                                     Next $2.5 billion 0.375%
                                     Next $2.5 billion 0.355%
                                     Thereafter 0.335%
DWS Communications Fund              First $100 million 1.000%
                                     Next $100 million 0.900%
                                     Next $100 million 0.850%
                                     Next $200 million 0.800%
                                     Next $500 million 0.730%
                                     Next $500 million 0.680%
                                     Thereafter 0.650%
DWS Gold & Precious Metals Fund      First $500 million 0.835%
                                     Thereafter 0.785%
DWS Health Care Fund                 First $500 million 0.765%
                                     Thereafter 0.715%
DWS Large Cap Focus Growth Fund      First $1.5 billion 0.615%
                                     Next $500 million 0.565%
                                     Thereafter 0.515%
DWS Mid Cap Growth Fund              First $500 million 0.650%
                                     Next $1 billion 0.600%
                                     Next $2.5 billion 0.550%
                                     Next $2.5 billion 0.540%
                                     Next $2.5 billion 0.530%
                                     Next $2.5 billion 0.520%
                                     Thereafter 0.510%
DWS Small Cap Growth Fund            0.650%
DWS Technology Fund                  First $250 million 0.480%
                                     Next $750 million 0.450%
                                     Next $1.5 billion 0.430%
                                     Next $2.5 billion 0.410%
                                     Next $2.5 billion 0.380%
                                     Next $2.5 billion 0.360%
                                     Next $2.5 billion 0.340%
                                     Thereafter 0.320%
Global Income Funds
DWS Enhanced Emerging Markets        0.590%
Fixed Income Fund
DWS Enhanced Global Bond Fund        0.410%
Global Growth Funds
DWS Emerging Markets Equity Fund     First $250 million 1.015%
                                     Next $500 million 0.990%
                                     Thereafter 0.965%

FUND NAME                                        MANAGEMENT FEE RATE
DWS Global Equity Fund                   First $1.5 billion 0.700%
                                         Next $1.75 billion 0.685%
                                         Next $1.75 billion 0.670%
                                         Thereafter 0.655%
DWS Global Growth Fund                   First $500 million 0.915%
                                         Next $500 million 0.865%
                                         Next $500 million 0.815%
                                         Next $500 million 0.765%
                                         Thereafter 0.715%
DWS Global Small Cap Growth Fund         First $500 million 0.915%
                                         Next $500 million 0.865%
                                         Thereafter 0.815%
DWS International Fund                   First $2.5 billion 0.565%
                                         Next $2.5 billion 0.545%
                                         Next $5 billion 0.525%
                                         Next $5 billion 0.515%
                                         Thereafter 0.465%
DWS International Value Fund             First $500 million 0.800%
                                         Next $500 million 0.780%
                                         Next $1.0 billion 0.760%
                                         Thereafter 0.740%
DWS Latin America Equity Fund            First $400 million 1.165%
                                         Next $400 million 1.065%
                                         Thereafter 0.965%
DWS RREEF Global Infrastructure          First $2 billion 0.900%
Fund                                     Thereafter 0.875%
DWS RREEF Global Real Estate             First $500 million 1.000%
Securities Fund                          Next $500 million 0.985%
                                         Next $1 billion 0.960%
                                         Thereafter 0.945%
DWS World Dividend Fund                  First $250 million 0.665%
                                         Next $750 million 0.635%
                                         Next $1.5 billion 0.615%
                                         Next $2.5 billion 0.595%
                                         Next $2.5 billion 0.565%
                                         Next $2.5 billion 0.555%
                                         Next $2.5 billion 0.545%
                                         Thereafter 0.535%
Income and Capital Appreciation Fund
DWS RREEF Real Estate Securities         0.65     %
Income Fund
Insurance/Annuity Funds
DWS Alternative Asset Allocation VIP     0.200%/(4)/
DWS Bond VIP                             First $250 million 0.390%
                                         Next $750 million 0.365%
                                         Thereafter 0.340%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Capital Growth VIP                 First $250 million 0.390%
                                       Next $750 million 0.365%
                                       Thereafter 0.340%
DWS Core Equity VIP                    First $250 million 0.390%
                                       Next $750 million 0.365%
                                       Thereafter 0.340%
DWS Equity 500 Index VIP               First $1 billion 0.200%
                                       Next $1 billion 0.175%
                                       Thereafter 0.150%
DWS Global Equity VIP                  First $1.5 billion 0.650%
                                       Next $1.75 billion 0.635%
                                       Next $1.75 billion 0.620%
                                       Thereafter 0.605%
DWS Global Growth VIP                  First $250 million 0.915%
                                       Next $500 million 0.865%
                                       Next $750 million 0.815%
                                       Next $1.5 billion 0.765%
                                       Thereafter 0.715%
DWS Global Income Builder VIP          First $250 million 0.370%
                                       Next $750 million 0.345%
                                       Thereafter 0.310%
DWS Government & Agency Securities     First $250 million 0.450%
VIP                                    Next $750 million 0.430%
                                       Next $1.5 billion 0.410%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Next $2.5 billion 0.340%
                                       Thereafter 0.320%
DWS Global Small Cap Growth VIP        First $500 million 0.890%
                                       Next $500 million 0.875%
                                       Next $1.0 billion 0.860%
                                       0.845% thereafter
DWS High Income VIP                    First $250 million 0.500%
                                       Next $750 million 0.470%
                                       Next $1.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Thereafter 0.340%
DWS International VIP                  First $500 million 0.790%
                                       Thereafter 0.640%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Large Cap Value VIP               First $250 million 0.650%
                                      Next $750 million 0.625%
                                      Next $1.5 billion 0.600%
                                      Next $2.5 billion 0.575%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.525%
                                      Next $2.5 billion 0.500%
                                      Thereafter 0.475%
DWS Money Market VIP                  First $500 million 0.285%
                                      Next $500 million 0.270%
                                      Next $1.0 billion 0.255%
                                      Thereafter 0.240%
DWS Small Cap Index VIP               0.350%
DWS Small Mid Cap Growth VIP          First $250 million 0.550%
                                      Next $750 million 0.525%
                                      Thereafter 0.500%
DWS Small Mid Cap Value VIP           First $250 million 0.650%
                                      Next $750 million 0.620%
                                      Next $1.5 billion 0.600%
                                      Next $2.5 billion 0.580%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.540%
                                      Next $2.5 billion 0.530%
                                      Thereafter 0.520%
DWS Unconstrained Income VIP          First $250 million 0.550%
                                      Next $750 million 0.520%
                                      Next $1.5 billion 0.500%
                                      Next $2.5 billion 0.480%
                                      Next $2.5 billion 0.450%
                                      Next $2.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Thereafter 0.390%
Money Market Funds
Cash Account Trust - Government &     First $500 million 0.120%
Agency Securities Portfolio           Next $500 million 0.100%
                                      Next $1.0 billion 0.075%
                                      Next $1.0 billion 0.060%
                                      Thereafter 0.050%/(5)/
Cash Account Trust - Money Market     First $500 million 0.220%
Portfolio                             Next $500 million 0.200%
                                      Next $1.0 billion 0.175%
                                      Next $1.0 billion 0.160%
                                      Thereafter 0.150%/(2)(5)/
Cash Account Trust - Tax- Exempt      First $500 million 0.120%
Portfolio                             Next $500 million 0.100%
                                      Next $1.0 billion 0.075%
                                      Next $1.0 billion 0.060%
                                      Thereafter 0.050%/(5)/

FUND NAME                                     MANAGEMENT FEE RATE
Cash Management Fund                       0.00%/(6)/
Cash Management Portfolio              First $3 billion 0.150%
                                       Next $4.5 billion 0.1325%
                                       Thereafter 0.120%
Cash Reserve Fund, Inc. - Prime            0.00%/(6)/
Series
Cash Reserves Fund Institutional           0.00%/(6)/
Daily Assets Fund Institutional        0.100    %
DWS Money Market Series                   0.000%/(6)/
DWS Money Market Prime Series          First $215 million 0.400%
                                       Next $335 million 0.275%
                                       Next $250 million 0.200%
                                       Next $800 million 0.150%
                                       Next $800 million 0.140%
                                       Next $800 million 0.130%
                                       Thereafter 0.120%
DWS Variable NAV Money Fund            First $1.0 billion 0.1500%
                                       Next $3.0 billion 0.1325%
                                       Thereafter 0.1200%
Investors Cash Trust - Treasury        0.050    %
Portfolio
NY Tax Free Money Fund                 0.120    %
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150    %



(1) Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which a fund invests.



(2) The fund's management fee rate includes administrative services provided by DIMA which are necessary for the fund's operation as an open-end investment company.


(3) The fund invests substantially all its assets in DWS Equity 500 Index Portfolio (Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500 Index Fund or DWS S&P 500 Index Fund, respectively.


(4) The management fee paid to DIMA equals the sum of (a) 0.200% of the daily assets invested in DWS funds and (b) 1.200% of the daily assets invested in Other Assets. Shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which the fund invests.

(5) The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has contractually agreed to reduce its management fee for Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.

(6) The fund invests substantially all its assets in Cash Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.




FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS Mid Cap Value Fund, DWS Small Cap Value Fund and DWS Equity Dividend Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.


FEES PAYABLE TO DIMA FOR FUND ACCOUNTING SERVICES. Currently, DIMA receives no fee for its services to Money Market Portfolio, a series of Cash Account Trust, DWS Small Cap Value Fund, and DWS Equity Dividend Fund; however, subject to Board approval, DIMA may seek payment from a fund for fund accounting services in the future.


DIMA receives an annual fee from DWS Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.



FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $15.10 to $22.04 per account, for open wholesale money funds the fee is $44.89 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $2.88 per account plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.



FEES PAYABLE TO SUB-ADVISORS BY DIMA FOR SUB-ADVISORY SERVICES.

The following sets forth information relating to sub-advisory fees paid by DIMA to each of the applicable funds' Sub-Advisors. The sub-advisory fee paid by DIMA for each of the following funds is computed daily and payable monthly, at the annual percentage rate of the daily net assets overseen by the Sub-Advisor, unless otherwise noted. This information is provided as of each fund's most recent fiscal year end.




FUND NAME                                SUB-ADVISOR              AGGREGATE SUB-ADVISOR FEE RATE
Taxable Income Funds
DWS Core Fixed Income Fund              FFTW            50% of the investment management fee received by
                                                        DIMA under its Investment Management Agreement
                                                        with the fund, less 50% of any expense
                                                        reimbursements and/or fee waivers incurred by
                                                        DIMA.
Value Funds
DWS Diversified Market Neutral Fund     Pyramis         First $50 million 0.70%
                                        Henderson       Next $50 million 0.65%
                                                        Thereafter 0.55%

FUND NAME                                 SUB-ADVISOR               AGGREGATE SUB-ADVISOR FEE RATE
Index-Related Funds
DWS EAFE (Reg. TM) Equity Index Fund     NTI             First $100 million 0.0900%
                                                         Next $400 million 0.0675%
                                                         Thereafter 0.0300%
DWS Equity 500 Index Portfolio           NTI             First $2.0 billion 0.015%
                                                         Next $2 billion 0.010%
                                                         Thereafter 0.005%
DWS U.S. Bond Index Fund                 NTI             First $100 million 0.040%
                                                         Next $400 million 0.020%
                                                         Thereafter 0.010%
Global Growth Funds
DWS International Value Fund             Dreman          -  50% of the investment management fee payable
                                                         to DIMA pursuant to the Investment Management
                                                         Agreement, as in effect from time to time, in
                                                         respect of the fund's first $500 million of average
                                                         daily net assets;
                                                         -  50% of the investment management fee payable
                                                         to DIMA pursuant to the Investment Management
                                                         Agreement, as in effect from time to time, in
                                                         respect of the fund's next $500 million of average
                                                         daily net assets;
                                                         -  50% of the investment management fee payable
                                                         to DIMA pursuant to the Investment Management
                                                         Agreement, as in effect from time to time, in
                                                         respect of the fund's next $1 billion of average
                                                         daily net assets;
                                                         -  50% of the investment management fee payable
                                                         to DIMA pursuant to the Investment Management
                                                         Agreement, as in effect from time to time, in
                                                         respect of the fund's average daily net assets over
                                                         $2 billion.
Insurance/Annuity Funds
DWS Equity 500 Index VIP                 NTI             First $2 billion 0.015%
                                                         Next $2 billion 0.010%
                                                         Thereafter 0.005%
DWS Small Cap Index VIP                  NTI             First $100 million 0.080%
                                                         Next $400 million 0.040%
                                                         Thereafter 0.20%

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.


In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).


Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


RETAIL FUNDS: CLASS A, B, C AND R


CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.


DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:



             COMPENSATION SCHEDULE #1:                          COMPENSATION SCHEDULE #2:
  RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/         DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                AS A PERCENTAGE OF                               AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD             NET ASSET VALUE      AMOUNT OF SHARES SOLD      NET ASSET VALUE
$250,000 to $2,999,999           0.75%/(3)/                     -                        -
$250,000 to $49,999,999          0.50%/(4)/              Over $3 million         0.00%-0.50%
$250,000 to $4,999,999           1.00%/(5)/                     -                        -
$5,000,000 to $9,999,999         0.55%/(5)/                     -                        -
$1 million to $2,999,999         0.85%/(6)/                     -                        -
                                 1.00%/(7)/
$3 million to $49,999,999        0.50%/(8)/              Over $3 million         0.00%-0.50%
$10,000,000 to $49,999,999       0.50%/(5)/                     -                        -
$50 million and greater          0.25%/(9)/                     -                        -



/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedule #2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund, DWS Diversified Market Neutral Fund, DWS Global Growth Fund, DWS Large Cap Value Fund and DWS Select Alternative Allocation Fund.



/(4)/ Applicable to the following funds: DWS Floating Rate Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Managed Municipal Bond Fund, DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Ultra-Short Duration Fund.



/(5)/ Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund and DWS Unconstrained Income Fund.

/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/    Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except for those noted in footnote (5) and DWS U.S. Bond Index Fund.


/(9)/    Applicable to all income and equity funds except DWS U.S. Bond Index
         Fund.


As indicated under "Purchases" under Part II "Purchase and Redemption of Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. In addition, Class A shares of certain DWS mutual funds may participate in a no-load network, platform or self-directed brokerage account offered by a financial service firm that has entered into an agreement with DIDI as further indicated under "Purchases" under Part II "Purchase and Redemption of Shares."The DWS mutual funds may collectively pay a financial service firm a one-time set-up fee of up to $25,000 to participate in such a no-load network, platform or self-directed brokerage account.


COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.


COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25% based on net assets attributable to Class R shares maintained and serviced by the firm.


SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).

RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES


COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.


MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)


DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement Plans under an alliance with DIDI and its affiliates.


SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money Fund, a series of DWS Money Market Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


PREMIER MONEY MARKET SHARES-INVESTORS CASH TRUST: For the Premier Money Market Shares classes of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.



CAPITAL ASSETS FUNDS SHARES-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares of the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, Apex Clearing Corporation, a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services.



MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.



MANAGED SHARES-PRIME SERIES: For the Managed Shares class of the Prime Series of Cash Reserves Fund, Inc., DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.



SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL CLASS, CASH RESERVES FUND INSTITUTIONAL - INSTITUTIONAL CLASS, NY TAX FREE MONEY FUND - INVESTMENT CLASS AND TAX-FREE MONEY FUND INVESTMENT - PREMIER SHARES: Cash Management Fund - Institutional Class and Cash Reserves Fund Institutional - Institutional Class, NY Tax Free Money Fund - Investment Class and Tax-Free Money Fund Investment - Premier Shares, each a series and class of DWS Money Market Trust, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.


DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:


For each fund of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds that has authorized the issuance of Class B shares (including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class B-2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B-2 shares held by the insurance company.

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET & WEALTH MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS



CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
Ameriprise

Axa Advisors

Cambridge Investment Research, Inc.
Cetera Financial Group

Citigroup Global Markets, Inc.

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services

Fidelity Brokerage Services LLC/National Financial Services LLC

First Allied Securities
Goldman Sachs
HD Vest Investment Securities, Inc.
The Huntington Investment Company

ING Advisors Network
John Hancock Distributors LLC
Ladenburg Thalmann Group (Securities America, Investacorp, Triad Advisors)

LPL Financial
Meridien Financial Group

Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
Northwestern Mutual Investment Services

Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Wealth Management
UBS Financial Services
Wells Fargo Advisors, LLC


CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD

Apex Clearing Corp.

Bank of America
Bank of New York Mellon
Barclays Capital Inc.
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.

Chicago Mercantile Exchange
Citibank Global Markets
COR Clearing LLC

D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company


Goldman Sachs & Co.

Institutional Cash Distributors, LLC
J.P. Morgan Clearing Corp.
J.P. Morgan Securities LLC

Lincoln Investment Planning

LPL Financial
My Treasury Ltd.

Pershing Choice Platform

ProFunds Distributors, Inc.
SAMCO Capital Markets
State Street Bank & Trust Company

State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC

Union Bank, NA
US Bank

William Blair & Company


CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company
Allstate Life Insurance Company of New York
American Maturity Life Insurance Company
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America


RiverSource Life Insurance Company

Security Benefit Life Insurance Company
Sun Life Group

Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company


Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE


CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below. Initial sales charges do not apply to Money Market Funds and Variable Insurance Funds, which includes DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds.


INTERNATIONAL/GLOBAL FUNDS: Emerging Markets Equity, World Dividend, Global Small Cap Growth, Latin America Equity, International, Global Equity, International Value, RREEF Global Infrastructure, RREEF Global Real Estate; INCOME AND CAPITAL APPRECIATION FUND: RREEF Real Estate Securities Income; GROWTH FUNDS: Capital Growth, Communications, Gold & Precious Metals, Health Care, Large Cap Focus Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS: Enhanced Commodity Strategy, Equity Dividend, Mid Cap Value, Small Cap Value, Core Equity, RREEF Real Estate Securities, Small Cap Core, Small Cap Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Global Income Builder, LifeCompass Retirement, LifeCompass 2015, LifeCompass 2020, LifeCompass 2030 and LifeCompass 2040:



                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****



INTERNATIONAL/GLOBAL FUNDS: Global Growth; VALUE FUNDS: Diversified Market Neutral and Large Cap Value; MULTICATEGORY/

ASSET ALLOCATION FUNDS: Alternative Asset Allocation and Select Alternative
Allocation:


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Enhanced Emerging Markets Fixed Income Fund, Enhanced Global Bond; INCOME FUNDS: Core Fixed Income, High Income, Global High Income, Core Plus Income; INDEX RELATED FUNDS: S&P 500 Index:


                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

INCOME FUNDS: Global Inflation and U.S. Bond Index



                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****



TAX-FREE INCOME FUNDS: California Tax-Free Income, New York Tax-Free Income, Massachusetts Tax-Free, Strategic High Yield Tax-Free, Managed Municipal Bond and Intermediate Tax/AMT Free. INCOME FUNDS: GNMA, Short Duration, Unconstrained Income, Strategic Government Securities and Ultra-Short Duration.




                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00****



INCOME FUNDS: Floating Rate.





                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.25%                  2.30%                       1.75%
$250,000 but less than $500,000               1.25%                  1.27%                       1.00%
$500,000 but less than $1,000,000             1.00%                  1.01%                       1.00%
$250,000 and over                             0.00***                0.00***                     0.00****




MULTICATEGORY ASSET ALLOCATION FUND: Target 2014. This fund does not have a share class but is similar in structure to Class A shares.




                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE
Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00

TAX FREE INCOME FUNDS: Short-Term Municipal Bond



                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****


*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.


Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.


If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.


During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.


ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.


ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.


Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.


ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.


ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.


In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.



A fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.



Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.


Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuation of such securities are highly speculative. Dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.


BANK LOANS. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.


Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. Free cash flow shall be applied to prepay the bank loan in the order of maturity described in the loan documents.


When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.


In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.


The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.


Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.


A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are negotiated at the time of transaction, and are paid from the initial commitment indication until loan closing.


If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.


Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisitions. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.


When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.


In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.


A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.


BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.


BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.



CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future. Such affiliated money market funds will operate in accordance with Rule 2a-7 under the 1940 Act and will seek to maintain a stable net asset value ("NAV") or will maintain a floating NAV. A fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. The affiliated money market funds in which a fund may invest are registered under the 1940 Act or are excluded from the definition of "investment company" under
Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such affiliated money market funds may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.



COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.



COMMODITY POOL OPERATOR EXCLUSION. The Advisor currently intends to operate the fund in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (CFTC). As a result, a fund is not deemed to be a "commodity pool" under the Commodity Exchange Act (CEA) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided a fund operates within the limits of Rule 4.5 of the CFTC, a fund will be excluded from registration with and regulation under the CEA and the Advisor will not be deemed to be a "commodity pool operator" with respect to the operations of a fund. If a fund were no longer able to claim the exclusion, the fund and the Advisor would be subject to regulation under the CEA.


COMMODITY POOL OPERATOR REGULATION. The fund is unable to rely on the exclusion from CFTC Rule 4.5 and therefore will be subjected to regulation under the CEA and CFTC rules as a commodity pool. The Advisor is currently registered with the National Futures Association as a "commodity pool operator" and a "commodity trading advisor" and the Advisor will act as such with respect to the operation of a fund. As a result, the Advisor and the fund are subject to dual regulation by the CFTC and the SEC. The CFTC recently adopted regulations that seek to "harmonize" CFTC regulations with overlapping SEC regulations. Pursuant to the CFTC harmonization regulations, the Advisor and the fund may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the fund or the Advisor in violation of an applicable CFTC regulation if the fund or the Advisor failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. The fund and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase the fund's expenses, adversely affecting investment returns. Investors in a fund and their financial advisers should consider whether a fund's status as a "commodity pool" impacts their operations or status under the CEA in deciding whether to invest in a fund.



COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.


CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.



As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).


CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.


The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.


Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.


CURRENCY STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. These currency strategies are long/short rules-based strategies that offer a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:

     CARRY STRATEGY: Carry trades are widely known in currency markets. In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call "forward-rate bias" or the "forward premium puzzle," that is, circumstances where the forward rate is not an unbiased estimate of the future spot. Positive returns may occur when an investor's gain from interest rate differentials between the high yielding and low yielding jurisdictions exceed any losses from currency rate movements between the relevant currencies.

     MOMENTUM STRATEGY: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants, with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.

     VALUATION STRATEGY: This strategy is based on the observation that in the long-term, currencies have tended to move toward their "fair value." The goal of the valuation strategy is to seek a profit for the fund by systematically buying "undervalued" currencies and selling "overvalued" currencies in the medium-term.


The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.


CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities (see Zero Coupon Securities). A fund may acquire US Government securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (IRS) has reached a similar conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. A fund is not aware of any binding legislative, judicial or administrative authority on this issue.



DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


DERIVATIVES. A fund may use instruments referred to as derivatives (derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.



A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars and contracts for difference, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.




OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.


A fund may use derivatives subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.


A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.


General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.


A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.



There are a number of risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.


During the option period, the covered call writer, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying security or instrument above the sum of the option premium received and the option's exercise price, but as long as its obligations as a writer continue, retains the risk of loss, minus the option premium received, should the price of the underlying security or instrument decline. In writing options, a fund has no control over the time when it may be required to fulfill its obligations as the writer of the option. Once a fund receives an exercise notice for its option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of covered call options may require the fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the fund can realize above the exercise price of an option on a security, and may cause the fund to hold a security that it might otherwise sell.


In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.


The value of options may be adversely affected if the market for such options becomes less liquid or smaller. A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position either, in the case of a written call option, by buying the option, or, in the case of a purchased put option, by selling the option. Among the possible reasons for the absence of a liquid options market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities the OCC or an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. A fund's ability to terminate

OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.



Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.



The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value of and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce a fund's capital appreciation potential on the underlying security.


The number of call options a fund can write is limited by the number of shares of underlying securities that the fund holds. Furthermore, a fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.



General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller of the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.



When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.



There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.


The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.


Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.


In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.


Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.


"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.


A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.



Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.


Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.



"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An "index swap" is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.



A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.


If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).


A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.


"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.


A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).


A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.



The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) and related regulatory developments have imposed several new requirements on swap market participants, including registration and new business conduct requirements on dealers that enter into swaps or non-deliverable forward currency contracts with certain clients and the imposition of central clearing for certain swap contracts. Central clearing is currently only required for limited swap transactions, including some interest rate swaps and credit default index swaps. Compliance with the central clearing requirements under the Dodd-Frank Act is expected to occur over time as regulators, such as the SEC and the CFTC, adopt new regulations requiring central clearing of additional types of derivative transactions. In a cleared transaction, a fund will enter into the transaction with a counterparty, and performance of the transaction will be effected by a central clearinghouse. A clearing arrangement reduces a fund's exposure to the credit risk of the counterparty, but subjects the fund to the credit risk of the clearinghouse and a member of the clearinghouse through which the fund holds its cleared position. A fund will be required to post specific levels of margin which may be greater than the margin a fund would have been required to post in the OTC market. In addition, uncleared OTC swap transactions will be subject to regulatory collateral requirements that could adversely affect a fund's ability to enter into swaps in the OTC market. These regulations (or choice to no longer use a particular derivative instrument that triggers additional regulations) could cause a fund to change the derivative investments that it utilizes or to incur additional expenses.


Contracts for Difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. A fund may purchase contracts for difference (CFD). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument's notional value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.


As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a fund buys a long CFD and the underlying security is worth less at the end of the contract, the fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a fund's shares, may be reduced. CFDs are not registered with the SEC or any US regulator, and are not subject to US regulation.



Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.


The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.


Participatory Notes. Participatory notes or participation notes are issued by banks or broker-dealers (often associated with non-US-based brokerage firms) and are designed to replicate the performance of certain securities or markets. Typically, purchasers of participatory notes are entitled to a return measured by the change in value of an identified underlying security or basket of securities. The price, performance, and liquidity of the participatory note are all linked directly to the underlying security. The holder of a participatory note may be entitled to receive any dividends paid in connection with the underlying security, which may increase the return of a participatory note, but typically does not receive voting or other rights as it would if it directly owned the underlying security. A fund's ability to redeem or exercise a participatory note generally is dependent on the liquidity in the local trading market for the security underlying the note. Participatory notes are commonly used when a direct investment in the underlying security is restricted due to country-specific regulations.


Participatory notes are a type of equity-linked derivative, which are generally traded over-the-counter and, therefore, will be subject to the same risks as other over-the-counter derivatives. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a participatory note is relying on the creditworthiness of such banks or broker-dealers and has no rights under the note against the issuer of the security underlying the note. In addition, there is no guarantee that a liquid market for a participatory note will exist or that the issuer of the note will be willing to repurchase the note when a fund wishes to sell it. Because a participatory note is an obligation of the issuer of the note, rather than a direct investment in shares of the underlying security, a fund may suffer losses potentially equal to the full value of the participatory note if the issuer of the note fails to perform its obligations.


In the case of Indian participatory notes, for example, Indian-based brokerages buy Indian-based securities and then issue participatory notes to foreign investors. In certain ways, such notes function similarly to ADRs except that Indian-based brokerages, not US banks, are depositories for Indian-based securities on behalf of foreign investors. Unlike ADRs, though, such notes are subject to credit risk based on the uncertainty of the counterparty's (i.e., the Indian-based brokerage's) ability to meet its obligations.


Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.

The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.


Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.


Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.


Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.


Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.



In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including DWS Enhanced Commodity Strategy Fund, DWS Gold and Precious Metals Fund, and DWS Global Inflation Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. See "TAXES" in APPENDIX II-H of this SAI.



Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally are be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.


DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.


A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.


The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.


EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.


FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.


FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.


The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.


Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.



FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.


In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. European countries that are members of the Economic and Monetary Union of the European Union ((EMU), comprised of the EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls. European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European financial markets.



Additionally, the manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and a potential default by Greece and other countries on their sovereign debt and also revealed a lack of cohesion in dealing with the fiscal problems of member states. Many European countries continue to suffer from high unemployment rates. Since 2010, several countries, including Greece, Italy, Spain, Ireland and Portugal, agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In addition, social unrest, including protests against the newly imposed austerity measures and domestic terrorism, could decrease tourism, lower consumer confidence, and otherwise impede financial recovery in Europe.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.


Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.


The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.


The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.


In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.


Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.

GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.



In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.


HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See "Ratings of Investments" in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.



Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.


Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.


IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.


INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.


Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).


Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).


INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.


INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.


Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.


The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.


While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.


The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.


Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.


Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.



INTEREST RATE STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing a rules-based methodology to identify interest rate trends across developed markets using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular buying and selling interest rate futures contracts. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of the Advisor's proprietary models. If the Advisor's analysis proves to be incorrect, losses to a fund may be significant, possibly exceeding the amounts invested in the interest rate futures contracts. The risk of loss is heightened during periods of rapid increases in interest rates.



INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.


INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares.



INVESTMENT COMPANIES AND OTHER POOLED INVESTMENT VEHICLES. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. A money market fund that is operated in accordance with Rule 2a-7 under the 1940 Act may acquire shares of other money market mutual funds to the extent consistent with its investment policies and restrictions set forth in its prospectus. Investment funds may include mutual funds, closed-end funds, exchange-traded funds (ETFs) and hedge funds (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.


Because a fund may acquire securities of investment funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting investment funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying DWS investment funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying DWS investment funds and in determining whether to invest in an unaffiliated investment fund from which they will not receive any fees. However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund's investment objectives.



ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.



To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the 1940 Act and shareholders of such commodity-related ETFs, including the investing DWS fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments. Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund's ability to invest in commodity-related ETFs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code. In addition, under recent amendments to rules of the Commodity Futures Trading Commission (CFTC), a fund's investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund's use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.


To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered investment company. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.

INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.


LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).


A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.



MASTER LIMITED PARTNERSHIPS (MLPS). Master Limited Partnerships, or MLPs, are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP common units are typically listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ Stock Market (NASDAQ). A fund may purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution (MQD), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.


MLP subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. A fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.


MLP preferred units are not typically listed or traded on an exchange. A fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.


Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.



MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.


Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.


Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.


Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.


GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency
(FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into senior preferred stock purchase agreements ("SPSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the US Treasury would undertake similar initiatives in the future.


FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.


In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.


In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.


The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.


When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.


Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.


Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.


Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.


Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.


Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.


The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.


Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.


Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.


CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.


The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.


Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.



MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.


Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.


Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.) In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.


A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.


Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.


Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.



MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes and bonds have different maturities and a fund may acquire "notes" and "bonds" with maturities that meets its particular investment policies and restrictions set forth in its prospectus.



Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.


Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.


The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.


Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.


Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.


In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.


An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.


Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.



On August 2, 2011, President Obama signed the Budget Control Act of 2011, which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. Since the specifics of the federal reductions have yet to be identified, a detailed assessment of the impact on states cannot be made.



Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.


Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely affect the performance of a fund or shareholder investment returns. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.


Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.


Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.


PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.


PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.



All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Rating Services (S&P) and Moody's Investors Service, Inc. (Moody's) although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.


In summary, there are a number of special risks associated with investing in preferred stocks, including:


Credit and Subordination Risk. Credit risk is the risk that a preferred stock in a fund's portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. As noted above, preferred stocks are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments.


Interest Rate Risk. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. As described above, when market interest rates rise, the market value of a preferred stock generally will generally fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes.


Deferral and Omission Risk. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.



Call, Reinvestment, and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock. Another risk associated with a declining interest rate environment is that the income from a fund's portfolio may decline over time when the fund invests the proceeds from share sales at market interest rates that are below the portfolio's current earnings rate.


Liquidity Risk. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks or US Government securities. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a fund or at prices approximating the value at which the fund is carrying the stock on its books.


Limited Voting Rights Risk. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights.


Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred stock may redeem the stock prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a fund.


Lastly, dividends from certain preferred stocks may not be eligible for the corporate dividends-received deduction or for treatment.


PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.



In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.


In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.


REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.


A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.


SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.


SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).


The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.


The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.


SHORT SALES. When a fund takes a long position, it purchases a stock outright. When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.


Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.


The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.


Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.


In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.


SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.


SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.


Examples of short-term securities include:


o Securities issued or guaranteed by the US government and its agencies and instrumentalities;


o  Commercial paper;


o  Certificates of deposit and euro dollar certificates of deposit;


o  Bankers' acceptances;


o  Short-term notes, bonds, debentures or other debt instruments; and


o  Repurchase agreements.


SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.


SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. The following applies to the extent that the fund employs the master-feeder fund structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.


Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.


STABLE NET ASSET VALUE (FOR ALL MONEY MARKET FUNDS EXCEPT DWS VARIABLE NAV MONEY FUND). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair a fund's ability to maintain a stable $1.00 share price. There is no assurance that a fund's net asset value per share will be maintained at $1.00.

In June 2013, the SEC proposed money market fund reform intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. The Financial Stability Oversight Council (FSOC), a board of U.S. regulators established by the Dodd-Frank Act, had also previously proposed similar recommendations for money market fund reform. If one or more of the SEC or FSOC proposals for money market fund reform were to be adopted in the future, such regulatory action may affect the fund's operations and/or return potential.



STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.


Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary (Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings (see Taxes in Appendix II-H of this SAI). The Subsidiaries are companies organized under the laws of the Cayman Islands, and each is overseen by its own board of directors.

Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.


To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not directly subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended or may subject the fund or its advisor to new or additional regulatory requirements, and could negatively affect a fund and its shareholders.


In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its assets in a Subsidiary.


In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including DWS Enhanced Commodity Strategy Fund, DWS Gold and Precious Metals Fund, and DWS Global Inflation Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. See Taxes in Appendix II-H of this SAI.


TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts) evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to a fund's limit on illiquid securities.


TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation. Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.


THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.


TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.


If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.


US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.


Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.


Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.


Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.



The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.


The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.


Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.


Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.


VARIABLE RATE DEMAND PREFERRED SECURITIES. A fund may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. A fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state's income tax, although interest on VRDPs may be subject to the federal alternative minimum tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.

A fund's purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading "Investment Company and Other Pooled Investment Vehicles."



WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.


At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, S&P and Fitch Ratings (Fitch) represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See "Ratings of Investments" for descriptions of the ratings provided by certain recognized rating organizations.



ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

PART II: APPENDIX II-H - TAXES


TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US federal income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items for each taxable year. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See "Investments in the Master Portfolios" for more information.


TAXATION OF A FUND AND ITS INVESTMENTS


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (Code). If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:


(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);


(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and


(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph
(a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).



For purposes of the diversification test in paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest will be master limited partnerships constituting qualified publicly traded partnerships. Such investments will be limited by a fund's intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.



Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.


In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.


FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If a fund were to fail to meet the income, diversification or distribution tests described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a fund were ineligible to or otherwise did not cure such failure for any year, the fund would fail to qualify as a "regulated investment company" for such year. All of the fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.


A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the fund is permitted to so elect and does so elect) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.


SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales, "straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause a fund to recognize income or gain without a corresponding receipt of cash, and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.


Certain debt obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount
(OID) is treated as interest income and is included in a fund's income (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a fund holding the security receives no interest payment in cash on the security during the year.


Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Alternatively, a fund may elect to accrue market discount currently, in which case a fund will be required to include the accrued market discount in a fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.


Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.


If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.


A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.



Very generally, where a fund purchases a bond at a price that exceeds the stated principal amount (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a fund makes an election applicable to all such bonds it purchases, which election is irrevocable, the fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct, against stated interest from other bonds, any premium not previously deducted. In the case of a tax-exempt bond, tax rules require such a fund to reduce its tax basis by the amount of amortizable premium.



Derivatives. In addition to the special rules described below in respect of options transactions and futures, a fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also (i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.


In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.


Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.



In summary, a fund's options activities can cause a substantial portion of the fund's income to consist of short-term capital gains, taxable to shareholders at ordinary income rates when distributed to them.


A fund's investment in so-called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.



As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.


In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.


Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The federal income tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If a fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the DWS Enhanced Commodity Strategy Fund, DWS Gold and Precious Metals Fund, and DWS Global Inflation Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code.


Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.


REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.


Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) including such income received indirectly through a REIT or other pass-through entity (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of US Shareholders - Dividends and distributions - Additional considerations and see also Tax-exempt Shareholders for a summary of certain federal income tax consequences to shareholders of distributions reported as excess inclusion income).


Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.


As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.


Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.


If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will report the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income. Certain fund of funds also may qualify to pass through to shareholders foreign taxes paid by underlying funds in which the fund of funds invests. See Fund-of-Funds Structure, below.


A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted. Shareholders that are not subject to US federal income tax, and those who invest in a fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a fund.


If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund and will not be required to include such taxes in their gross income.


A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.

Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.


However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.


Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


Investments in the Master Portfolios. Special tax considerations apply to a Feeder Fund investing in a Master Portfolio. As noted above, each Master Portfolio is treated as a partnership for US federal income tax purposes. For US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year.


A Master Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to its investors each year. Accordingly, the income recognized by a Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.

A Feeder Fund's receipt of a non-liquidating cash distribution from a Master Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in its interests of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in interests of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.


TAXATION OF US SHAREHOLDERS


DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.


Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund on or before January 31 of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.


If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.



For federal income tax purposes, distributions of investment income (other than "exempt-interest dividends," see below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly reported by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gain. Distributions from capital gains are generally made after applying any available capital loss carryovers. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by a fund of net investment income and capital gains (other than exempt-interest dividends, described below) as described above, and (ii) any net gain from the sale, redemption or exchange of a fund's shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a fund.


Qualified dividend income. Dividends reported by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the reduced federal income tax rates generally applicable to net capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be offset by capital losses.



If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions reported by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and reported as such by the fund will be eligible to be treated as qualified dividend income.


For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.



Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.


Dividends-received deduction. If dividends from domestic corporations constitute a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning

90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of fund dividends that so qualifies.


Capital gains. In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a fund may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.


Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. Instead, subject to certain limitations, a fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 ("post-2010 losses"), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 ("pre-2011 losses"), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.


Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.


Distributions to shareholders reported as excess inclusion income (see Special tax provisions that apply to certain investments - REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, (ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions),

(iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders. A shareholder will be subject to US federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See Tax-exempt shareholders below.



All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.


After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.


Exempt-interest dividends. Any dividends paid by a fund that are reported by a fund as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a). Distributions that a fund reports as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.


Certain fund of funds may also qualify to pay exempt-interest dividends to shareholders, to the extent of exempt-interest dividends received from underlying funds in which the fund of funds invests. See Fund-of-Funds structure, below.


Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.


Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.


TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.



Any loss realized upon a taxable disposition of a fund's shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.



The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.


COST BASIS REPORTING. A fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder "cost basis" and "holding period" information for fund shares the shareholder acquired on or after January 1, 2012 and redeemed on or after that date (covered shares). These requirements do not apply to investments through a tax-deferred arrangement or to shares of money market funds (except DWS Variable NAV Money
Fund). For covered shares, the fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares, (ii) the gross proceeds received on the redemption, and (iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.



With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using a fund's default method of average cost, unless the shareholder instructs the fund to use a different calculation method. Please visit the DWS Investments Web site at dws-investments.com (the Web site does not form a part of this Statement of Additional Information) for more information.



Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available.


Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use a fund's default method of average cost.

TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).


Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.


In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.



BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS.


A fund generally is required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is currently 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.



Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.



A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.


If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN BANK AND FINANCIAL ACCOUNTS. Shareholders that are US persons and own, directly or indirectly, more than 50% of a fund by vote or value could be required to report annually their "financial interest" in a fund's "foreign financial accounts," if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.



OTHER REPORTING AND WITHHOLDING REQUIREMENTS.


The Foreign Account Tax Compliance Act (FATCA) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends (other than exempt-interest dividends), including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of fund shares. If a payment by a fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-US shareholders described below (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.


Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.



TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.



Effective for distributions with respect to taxable years of a fund beginning before January 1, 2014, however, a fund is not required to withhold any amounts
(i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly reported by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and
(B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. It is currently unclear whether Congress will extend this exemption for taxable years of a fund beginning on or after January 1, 2014 or what the terms of any such extension would be.



A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or
(iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.



The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, foreign shareholders with respect to whom income from a fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on the income derived from a fund at the graduated rates applicable to US citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the US may obtain different tax results than those described herein, and are urged to consult their tax advisors.


In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund reports a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


In general, except as noted in this subsection, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.



Special rules apply to distributions to certain non-US shareholders from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs (or prior to January 1, 2014, regulated investment companies) and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.


If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of a fund's non-US shareholders. However, absent the enactment of legislation, on or after January 1, 2014, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands. If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by a fund that such distribution is qualified short-term capital gain or a Capital Gain Dividend), and a fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such non-US shareholder. It is currently unclear whether Congress will extend the "look-through" provisions described above for distributions made on or after January 1, 2014, and what the terms of any such extension would be.


Non-US shareholders are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.


In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a non-US shareholder, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if a fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities. It is currently unclear whether Congress will extend the exemptions from withholding described above for redemptions or distributions made on or after January 1, 2014, and what the terms of any such extension would be.



Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.


Fund-of-Funds Structure. If a fund invests substantially all of its assets in shares of other mutual funds, Exchange Traded Funds or other companies that are regulated investment companies (collectively, "underlying funds"), its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a fund will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the fund recognizes its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for US federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).


In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a fund at a loss and the fund acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.


As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a fund will be required to distribute to shareholders will be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as "qualified dividend income," then the fund is permitted, in turn, to report a portion of its distributions as "qualified dividend income," provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.



If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.


If a fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.


If at the close of each quarter of a fund's taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, a fund will be a "qualified fund of funds." In that case, the fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualified fund of funds will be eligible to claim a tax credit or deduction for such taxes.


A qualified fund of funds (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds.


Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies.


Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the "55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts and certain other tax-exempt entities. In determining the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.


The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.


In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.


The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.


In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

PART II: APPENDIX II-I - PROXY VOTING POLICY AND GUIDELINES


I.   INTRODUCTION


Deutsche Asset Management (AM) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.


The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (GPVSC). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.  AM'S PROXY VOTING RESPONSIBILITIES


Proxy votes are the property of AM's advisory clients./1 /As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services (ISS), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.


Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.
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/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.


III. POLICIES


1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (GPVSC) is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (Guidelines), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;


(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and


(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).


AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see Recordkeeping, below), if so required by relevant law.


IV.  PROCEDURES


The key aspects of AM's proxy voting process are as follows:


1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.


The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.


The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (Underlying Funds) in which Topiary Fund Management Fund of Funds (each, a Fund) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.


Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/


If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.


The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.
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/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.


3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:


o  Neither the Guidelines nor specific client instructions cover an issue;


o  ISS does not make a recommendation on the issue;


o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).


In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.


The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.   CONFLICT OF INTEREST PROCEDURES


A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies, the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/


Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).


Conflict Review Procedures. There will be a committee (Conflicts of Interest Management Sub-Committee) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.


The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.


Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.


If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.
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/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.


Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.


Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.


The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.


If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.


Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.


Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.


If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Subject to participation agreements with certain Exchange Traded Funds (ETF) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., mirror or echo voting).


Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:


o  Code of Business Conduct and Ethics - DB Group


o  Conflicts of Interest Policy - DB Group


o  Information Sharing Procedures - DeAM


o  Code of Ethics - DeAM


o  Code of Professional Conduct - US


The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.   RECORDKEEPING


At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.


o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.


o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

   - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.


   - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     - Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.


AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.


The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.


With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -  The name of the issuer of the portfolio security;

   - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     -  The shareholder meeting date;

     -  A brief identification of the matter voted on;

     -  Whether the matter was proposed by the issuer or by a security holder;

     -  Whether the company cast its vote on the matter;

   - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     -  Whether the company cast its vote for or against management.


Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.


With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.  THE GPVSC'S OVERSIGHT ROLE


In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES


                           DEUTSCHE ASSET MANAGEMENT


                         GLOBAL PROXY VOTING GUIDELINES



                            AS AMENDED FEBRUARY 2013


                               [GRAPHIC OMITTED]

TABLE OF CONTENTS


I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
      L    Advisory Votes on Executive Compensation
      M    Frequency of Advisory Vote on Executive
           Compensation
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws

       E    Non-Financial Effects Of Takeover Bids
VI          MERGERS & ACQUISITIONS
VII         ENVIRONMENTAL, SOCIAL & POLITICAL ISSUES
       A    Principles for Responsible Investment ("PRI")
       B    ESG Issues
       C    Labor & Human Rights
       D    Diversity & Equality
       E    Health & Safety
       F    Government/Military
       G    Tobacco
VIII        MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.


NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.   BOARD OF DIRECTORS AND EXECUTIVES


A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.


Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (ISS) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.


Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.


Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:


1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.


2. ."For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.


3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.


4. "For" separation of the Chairman and CEO positions.


5. "Against" proposals that require a company to appoint a Chairman who is an independent director.


Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).


Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.


D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.


Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.


Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.


Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.


Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:


1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.


2. "Against" proposals allowing management to fix the size of the board without shareholder approval.


Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS


AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS (FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.


Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.


Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.


Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.


Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.  CAPITAL STRUCTURE


A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).


Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:


1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.


2. "For" proposals mandating shareholder approval of blank check stock placement.


Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).


Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.


Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Additionally, AM supports proposals requiring shareholder approval of large block issuances.


Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.


F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.


Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.


G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.


Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).


Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III. CORPORATE GOVERNANCE ISSUES


A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:


a) The company has a five year return on investment greater than the relevant industry index,


b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and


c) No shareholder (or voting block) beneficially owns 15% or more of the company.


Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.


Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.


* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.


Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.


Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.


IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.


Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.


The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:



(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).


(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.


(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.


(4)   The plan does not grant options on super-voting stock.


AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.


AM will support proposals to eliminate the payment of outside director pensions.


Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.


AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.


Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.


Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"


1. Proposals to limit benefits, pensions or compensation and


2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.


Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.


Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":


o the election of board members with positions on either remuneration or audit committees;


o the election of supervisory board members with too many supervisory board mandates;


o  "automatic" election of former board members into the supervisory board.


Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.


Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)


EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.



Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.



Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.


Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.


EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.


Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.


Rationale: Incentive plans will normally be supported if they:


o directly align the interests of members of management boards with those of shareholders;


o establish challenging performance criteria to reward only above average performance;


o measure performance by total shareholder return in relation to the market or a range of comparable companies;


o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;


o  do not allow a repricing of the exercise price in stock option plans.


J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


L.   ADVISORY VOTES ON EXECUTIVE COMPENSATION

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:


o  there is a significant misalignment between CEO pay and company performance;



o  the company maintains significant problematic pay practices;


o the board exhibits a significant level of poor communication and responsiveness to shareholders.


Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.


M.   FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

AM policy is to vote "for" annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.


Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.


V.   ANTI-TAKEOVER RELATED ISSUES


A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.


Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."


Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.


Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.


Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.   NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.


Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII. ENVIRONMENTAL, SOCIAL & GOVERNANCE ISSUES

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.


A.   PRINCIPLES FOR RESPONSIBLE INVESTMENT

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM (a) votes "for increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable;
(d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.


Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).


B.   ESG ISSUES

AM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.


Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.


C.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


D.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.


Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.


2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.


Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


E.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.


Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.


2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


F.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.


Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.


2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



G.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.


Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.


2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.


Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII. MISCELLANEOUS ITEMS


A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.


Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.


B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.


Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.



C.   AUDIT FIRM ROTATION

AM policy is to vote against proposals seeking audit firm rotation.


Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.



D.   TRANSACTION OF OTHER BUSINESS

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.


E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.


Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.


F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.


Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.


G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.


Rationale: This is generally considered a business decision for a company.


H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)


Rationale: These are considered routine administrative proposals.


I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.


Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.


J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (ETF) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                                     DWS STATE TAX-FREE INCOME SERIES
                                         PART C. OTHER INFORMATION

   Item 28.       Exhibits

                    (a)          (a)(1)     Amended and Restated Declaration of Trust dated June 2, 2008.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement, as filed November 26, 2008.)

                                 (a)(2)     Amended and Restated Establishment and Designation of Series and
                                            Classes of Shares of Beneficial Interest, Without Par Value dated
                                            January 22, 2009.  (Incorporated by reference to Post-Effective
                                            Amendment No. 46 to the Registration Statement, as filed October 2,
                                            2009.)

                                 (a)(3)     Amended and Restated Establishment and Designation of Series and
                                            Classes of Shares of Beneficial Interest, without Par Value dated
                                            January 12, 2011. (Incorporated by reference to Post-Effective
                                            Amendment No. 51 to the Registration Statement, as filed May 18, 2011.)

                                 (a)(4)     Certification of Correction dated January 28, 2011. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registration
                                            Statement, as filed May 18, 2011.)

                    (b)                     Amended and Restated By-laws dated April 1, 2011. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registration
                                            Statement, as filed May 18, 2011.)

                    (c)                     Instruments defining the rights of shareholders, including the relevant portions of: the Amended and Restated Declaration of Trust, dated June
                                            2, 2008, as amended through January 28, 2011 (see Section 5.2), and the
                                            Amended and Restated By-Laws, dated April 1, 2011 (see Article 9).
                                            (Incorporated by reference as noted above.)

                    (d)                     Amended and Restated Investment Management Agreement between the
                                            Registrant, on behalf of DWS California Tax-Free Income Fund and
                                            Deutsche Investment Management Americas Inc., dated May 1, 2008; and
                                            between the Registrant, on behalf of DWS New York Tax-Free Income Fund and Deutsche Investment Management Americas Inc. (dated September 1,
                                            2008); and between the Registrant, on behalf of DWS Massachusetts
                                            Tax-Free Fund and Deutsche Investment Management Americas Inc., dated
                                            August 1, 2011. (Incorporated by reference to Post-Effective Amendment
                                            No. 52 to the Registration Statement, as filed July 28, 2011.)

                    (e)          (e)(1)     Form of Selling Group Agreement. (Incorporated by reference to
                                            Post-Effective Amendment No. 60 to the Registration Statement, as filed
                                            July 29, 2013.)

                                 (e)(2)     Master Distribution Agreement between the Registrant and DWS
                                            Investments Distributors, Inc., dated January 13, 2010. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration
                                            Statement, as filed November 30, 2010.)

                                       3

                                 (e)(3)     Appendix A, effective December 1, 2011, to the Master Distribution
                                            Agreement, dated January 13, 2010. (Incorporated by reference to
                                            Post-Effective Amendment No. 54 to the Registration Statement, as filed
                                            November 29, 2011.)

                    (f)                     Inapplicable.

                    (g)          (g)(1)     Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, as
                                            filed October 2, 2009.)

                                 (g)(2)     Appendix A, effective June 29, 2012, to Master Custodian Agreement dated November 17, 2008. (Incorporated by reference to Post-Effective
                                            Amendment No. 56 to the Registration Statement, as filed July 26, 2012.)

                    (h)          (h)(1)     Agency Agreement, dated April 1, 2007, between the Registrant and DWS
                                            Scudder Investments Service Company. (Incorporated by reference to
                                            Post-Effective Amendment No. 44 to the Registration Statement, as filed
                                            November 30, 2007.)

                                 (h)(2)     Assignment and Assumption Agreement. (Incorporated by reference to
                                            Post-Effective Amendment No. 22 to the Registration Statement, as filed
                                            March 15, 1995.)

                                 (h)(3)     Letter of Indemnity to the Scudder Funds dated September 10, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement, as filed November 2, 2004.)

                                 (h)(4)     Letter of Indemnity to the Scudder Funds dated September 10, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement, as filed November 2, 2004.)

                                 (h)(5)     Letter of Indemnity to the Independent Trustees dated September 10,
                                            2004. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement, as filed November 2, 2004.)

                                 (h)(6)     Form of Mutual Fund Rule 22c-2 Information Sharing Agreement among
                                            Registrant, DWS Investments Distributors, Inc. and certain financial intermediaries. (Filed herein.)

                                 (h)(7)     Amended and Restated Administrative Services Agreement between the
                                            Registrant, on behalf of DWS California Tax-Free Income Fund and DWS
                                            New York Tax-Free Income Fund and Deutsche Investment Management
                                            Americas, Inc., dated October 1, 2008; and between the Registrant, on behalf of DWS Massachusetts Tax-Free Fund and Deutsche Investment
                                            Management Americas, Inc., dated August 1, 2011. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration
                                            Statement, as filed July 26, 2012.)

                                       4

                                 (h)(8)     Form of Expense Limitation Agreement, dated October 1, 2007, between
                                            Registrant and Deutsche Investment Management Americas Inc. (Filed
                                            herein.)

                    (i)          (i)(1)     Legal Opinion and Consent of Counsel. (Incorporated by reference to
                                            Post-Effective Amendment No. 37 to the Registration Statement, as filed
                                            December 27, 2002.)

                                 (i)(2)     Legal Opinion and Consent of Counsel. (Incorporated by reference to
                                            Post-Effective Amendment No. 52 to the Registration Statement, as filed
                                            July 28, 2011.)

                    (j)          (j)(1)     Consent of Independent Registered Public Accounting Firm. (Filed
                                            herein.)

                                 (j)(2)     Form of Tax Opinion by Vedder Price P.C. (Incorporated by reference to
                                            Post-Effective Amendment No. 52 to the Registration Statement, as filed
                                            July 28, 2011.)

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                    (m)          (m)(1)     Rule 12b-1 Plan between the Registrant, on behalf of Scudder New York
                                            Tax-Free Income Fund, (Class A shares) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement, as filed December 28,
                                            2001.)

                                 (m)(2)     Amended and Restated Rule 12b-1 Plan between the Registrant, on behalf of Scudder New York Tax-Free Income Fund, (Class B shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001. (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement, as filed
                                            December 28, 2001.)

                                 (m)(3)     Amended and Restated Rule 12b-1 Plan between the Registrant, on behalf of Scudder New York Tax-Free Income Fund, (Class C shares) and Scudder
                                            Distributors, Inc., dated July 1, 2001. (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement, as filed
                                            December 28, 2001.)

                                 (m)(4)     Rule 12b-1 Plan between the Registrant, on behalf of Scudder California
                                            Tax-Free Income Fund, (Class A shares) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement, as filed December 28,
                                            2001.)

                                 (m)(5)     Amended and Restated Rule 12b-1 Plan between the Registrant, on behalf of Scudder California Tax-Free Income Fund, (Class B shares) and
                                            Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration
                                            Statement, as filed December 28, 2001.)

                                       5

                                 (m)(6)     Amended and Restated Rule 12b-1 Plan between the Registrant, on behalf of Scudder California Tax-Free Income Fund, (Class C shares) and
                                            Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration
                                            Statement, as filed December 28, 2001.)

                                 (m)(7)     Shareholder Services Agreement for Class A, Class B and Class C shares between the Registrant and Scudder Distributors, Inc. dated April 5,
                                            2002. (Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement, as filed December 27, 2002.)

                                 (m)(8)     Rule 12b-1 Plan between the Registrant, on behalf of DWS Massachusetts
                                            Tax-Free Fund, (Class A shares) and DWS Investments Distributors, Inc., dated August 1, 2011. (Incorporated by reference to Post-Effective
                                            Amendment No. 52 to the Registration Statement, as filed July 28, 2011.)

                                 (m)(9)     Rule 12b-1 Plan between the Registrant, on behalf of DWS Massachusetts
                                            Tax-Free Fund, (Class B shares) and DWS Investments Distributors, Inc., dated August 1, 2011. (Incorporated by reference to Post-Effective
                                            Amendment No. 52 to the Registration Statement, as filed July 28, 2011.)

                                (m)(10)     Rule 12b-1 Plan between the Registrant, on behalf of DWS Massachusetts
                                            Tax-Free Fund, (Class C shares) and DWS Investments Distributors, Inc., dated August 1, 2011. (Incorporated by reference to Post-Effective
                                            Amendment No. 52 to the Registration Statement, as filed July 28, 2011.)

                    (n)                     Amended and Restated Multi-Distribution System Plan dated March 11,
                                            2009. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, as filed October 2, 2009.)

                    (p)          (p)(1)     Code of Ethics for Deutsche Asset & Wealth Management U.S., dated July
                                            1, 2003. (Filed herein.)

                                 (p)(2)     Consolidated Fund Code of Ethics - All Funds, dated September 6, 2013.
                                            (Filed herein.)

Item 29.          Persons Controlled By or Under Common Control With Registrant
--------          -------------------------------------------------------------

                  Inapplicable.

Item 30.          Indemnification
--------          ---------------

                  Article IV of the Registrant's Amended and Restated Declaration of Trust ("Declaration of Trust") (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and Trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, (the "1940 Act") and its own terms, said Article of the Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the Trustees who is not an "interested person" (as defined under the 1940 Act) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Amended and Restated Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the 1940 Act, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.

Item 31.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 32.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Investments Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies and other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Investments Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                                 (2)                                (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with                     Positions and
          Business Address                 DWS Investments Distributors, Inc.      Offices with Registrant
          ----------------                 ----------------------------------      -----------------------


          Robert Kendall                  Director, Chairman of the Board, CEO               None
          222 South Riverside Plaza                  and President
          Chicago, IL 60606

          Cynthia P. Nestle              Director, Chief Operating Officer and               None
          345 Park Avenue                            Vice President
          New York, NY 10154


                                       9

                      (1)                                 (2)                                (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with                     Positions and
          Business Address                 DWS Investments Distributors, Inc.      Offices with Registrant
          ----------------                 ----------------------------------      -----------------------

          Christine Rosner                    Director and Vice President                    None
          345 Park Avenue
          New York, NY 10154

          Judith Irish                        Director and Vice President                    None
          345 Park Avenue
          New York, NY 10154

          Joseph Sarbinowski                         Vice President                          None
          345 Park Avenue
          New York, NY 10154

          Michael Interrante             Chief Financial Officer and Treasurer               None
          60 Wall Street
          New York, NY 10005

          Paul Schubert                              Vice President                Chief Financial Officer
          60 Wall Street                                                                and Treasurer
          New York, NY 10005

          Donna White                           Chief Compliance Officer                     None
          60 Wall Street
          New York, NY 10005

          Caroline Pearson                             Secretary                     Chief Legal Officer
          One Beacon Street
          Boston, MA 02108

          Anjie LaRocca                           Assistant Secretary                        None
          60 Wall Street
          New York, NY 10005

         (c)      Not applicable

Item 33.          Location of Accounts and Records
--------          --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154 or 60 Wall Street, New York, New York 10005, at the offices of the Registrant's principal underwriter, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions or transfer agency functions, at the offices of the custodian, State Street Bank and Trust Company, Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, Massachusetts 02111 or, in the case of records concerning transfer agency functions, at the offices of DST Systems, Inc., 127 West 10th Street, Kansas City, Missouri, and of the shareholder service agent, DWS Investments Service Company, 210 West 10th Street, Kansas City, Missouri 64105.

Item 34.          Management Services
--------          -------------------

                  Not applicable.

Item 35.          Undertakings
--------          ------------

                  Not applicable.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 22nd day of November 2013.


                               DWS STATE TAX-FREE INCOME SERIES

                               By:  /s/Robert Kendall
                                    -----------------
                                    Robert Kendall*
                                    President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                    TITLE                             DATE
---------                    -----                             ----

/s/Robert Kendall
-----------------
Robert Kendall*              President                         November 22, 2013

/s/Paul H. Schubert
-------------------
Paul H. Schubert             Chief Financial Officer and       November 22, 2013
                             Treasurer

/s/John W. Ballantine
---------------------
John W. Ballantine*          Trustee                           November 22, 2013

/s/Henry P. Becton, Jr.
-----------------------
Henry P. Becton, Jr.*        Trustee                           November 22, 2013

/s/Dawn-Marie Driscoll
-----------------------
Dawn-Marie Driscoll*         Trustee                           November 22, 2013

/s/Keith R. Fox
---------------
Keith R. Fox*               Trustee                            November 22, 2013

/s/Paul K. Freeman
------------------
Paul K. Freeman*            Trustee                            November 22, 2013

/s/Kenneth C. Froewiss
----------------------
Kenneth C. Froewiss*         Chairperson and Trustee           November 22, 2013

/s/Richard J. Herring
---------------------
Richard J. Herring*          Trustee                           November 22, 2013

/s/William McClayton
--------------------
William McClayton*           Vice Chairperson and Trustee      November 22, 2013

/s/Rebecca W. Rimel
-------------------
Rebecca W. Rimel*            Trustee                           November 22, 2013

SIGNATURE                    TITLE                             DATE
---------                    -----                             ----

/s/William N. Searcy, Jr.
-------------------------
William N. Searcy, Jr.*      Trustee                           November 22, 2013

/s/Jean Gleason Stromberg
-------------------------
Jean Gleason Stromberg*      Trustee                           November 22, 2013

/s/Robert H. Wadsworth
----------------------
Robert H. Wadsworth*         Trustee                           November 22, 2013


*By:     /s/Caroline Pearson
         -------------------
         Caroline Pearson**
         Chief Legal Officer


**   Attorney-in-fact  pursuant  to  the powers of attorney as filed herein; and
that are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement, as filed on November 26, 2008.

Cash Account Trust
Cash Management Portfolio
Cash Reserve Fund, Inc.
DWS Equity 500 Index Portfolio
DWS Global High Income Fund, Inc.
DWS Global/International Fund, Inc.
DWS High Income Opportunities Fund, Inc.
DWS High Income Trust
DWS Income Trust
DWS Institutional Funds
DWS International Fund, Inc.
DWS Investment Trust
DWS Investments VIT Funds
DWS Market Trust
DWS Money Funds
DWS Money Market Trust
DWS Multi-Market Income Trust
DWS Municipal Income Trust
DWS Municipal Trust
DWS Portfolio Trust
DWS Securities Trust
DWS State Tax-Free Income Series
DWS Strategic Income Trust
DWS Strategic Municipal Income Trust
DWS Target Date Series
DWS Target Fund
DWS Tax Free Trust
DWS Value Series, Inc.
DWS Variable Series I
DWS Variable Series II
Investors Cash Trust
Tax-Exempt California Money Market Fund


                                 (each a "Fund")

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the following person, whose signature appears below, does hereby constitute and appoint Scott Hogan, John Millette and Caroline Pearson, and each of them, severally, with full powers of substitution, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement pursuant to the 1933 Act and/or the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or may substitute or substitutes therefor, shall lawfully do or cause to be done by virtue hereof.

SIGNATURE                                                  TITLE                         DATE
---------                                                  -----                         ----
/s/Robert Kendall                                          President                     October 3, 2013
Robert Kendall


                                 DWS FUNDS BOARD
                                 ---------------

                          CERTIFICATE OF THE SECRETARY

          I, John Millette, do hereby certify as follows:

1. That I am the duly elected Secretary of the Funds listed on the attached Appendix A, (each a "Fund," and each Fund's underlying portfolios, if applicable, a "Series");

2. I further certify that the following is a complete and correct copy of resolutions adopted by all of the members of the Board of Directors/Trustees of the Funds by written consent effective October 3, 2013, and that such resolutions have not been amended and are in full force and effect:

         WHEREAS, the President of the Fund, Robert Kendall, desires to execute a Power of Attorney and thereby delegate legal authority to the below-designated individuals to sign Registration Statements, including any amendments, on his behalf:

         NOW THEREFORE BE IT:

         RESOLVED, that the following individuals be, and they hereby are, and each of them hereby is, given a Power of Attorney in substantially the form presented to the Board, with such changes as the officers, with the advice of counsel, shall recommend, to sign the Fund's Registration Statements, including any amendments:

         Scott Hogan
         John Millette
         Caroline Pearson; and

         FURTHER RESOLVED, that any Registration Statement signed pursuant to such Power of Attorney shall comply with Rule 483 (b) of the Securities Act of 1933 as amended, including, but not limited to the inclusion of:
         (1) a copy of the authorizing Power of Attorney; and (2) a certified copy of the resolutions of the Board authorizing such delegation as Exhibits thereto.

IN WITNESS WHEREOF, I hereunto set my hand this third day of October, 2013.


                                                              /s/John Millette
                                                              John Millette
                                                              Secretary

                                   APPENDIX A

CASH ACCOUNT TRUST, and its series:                     DWS INTERNATIONAL FUND, INC., and
Government & Agency Securities Portfolio                its series:
Money Market Portfolio                                  DWS Emerging Markets Equity Fund
Tax-Exempt Portfolio                                    DWS Global Equity Fund
                                                        DWS International Fund
CASH MANAGEMENT PORTFOLIO                               DWS International Value Fund
                                                        DWS Latin America Equity Fund
CASH RESERVE FUND, INC., and its                        DWS World Dividend Fund
series:
Prime Series                                            DWS INVESTMENT TRUST, and its
                                                        series:
DWS EQUITY 500 INDEX PORTFOLIO                          DWS Capital Growth Fund
                                                        DWS Core Equity Fund
DWS GLOBAL HIGH INCOME FUND,                            DWS Large Cap Focus Growth Fund
INC.                                                    DWS Mid Cap Growth Fund
                                                        DWS Small Cap Core Fund
DWS GLOBAL/INTERNATIONAL                                DWS Small Cap Growth Fund
FUND, INC., and its series:
DWS Enhanced Emerging Markets Fixed                     DWS INVESTMENTS VIT FUNDS, and its
Income Fund                                             series:
DWS Enhanced Global Bond Fund                           DWS Equity 500 Index VIP
DWS Global Growth Fund                                  DWS Small Cap Index VIP
DWS Global Small Cap Growth Fund
DWS RREEF Global Infrastructure Fund                    DWS MARKET TRUST, and its series:
                                                        DWS Alternative Asset Allocation Fund
DWS HIGH INCOME OPPORTUNITIES                           DWS Diversified Market Neutral Fund
FUND, INC.                                              DWS Global Income Builder Fund
                                                        DWS Select Alternative Allocation Fund
DWS HIGH INCOME TRUST
                                                        DWS MONEY FUNDS, and its series:
DWS INCOME TRUST, and its series:                       DWS Money Market Prime Series
DWS Core Fixed Income Fund
DWS Global High Income Fund                             DWS MONEY MARKET TRUST, and its
DWS Global Inflation Fund                               series
DWS GNMA Fund                                           Cash Management Fund
DWS High Income Fund                                    Cash Reserve Fund Institutional
DWS Short Duration Fund                                 Daily Assets Fund Institutional
DWS Strategic Government Securities Fund                DWS Money Market Series
DWS Ultra-Short Duration Fund                           NY Tax Free Money Fund
DWS Unconstrained Income Fund                           Tax Free Money Fund Investment

DWS INSTITUTIONAL FUNDS, and its                        DWS MULTI-MARKET INCOME
series:                                                 TRUST
DWS EAFE Equity Index Fund
DWS Equity 500 Index Fund                               DWS MUNICIPAL INCOME TRUST
DWS S&P 500 Index Fund
DWS U.S. Bond Index Fund                                DWS MUNICIPAL TRUST, and its series:
                                                        DWS Managed Municipal Bond Fund
DWS PORTFOLIO TRUST, and its series:                    DWS Short-Term Municipal Bond Fund
DWS Core Plus Income Fund                               DWS Strategic High Yield Tax-Free Fund
DWS Floating Rate Fund
                                                        DWS TAX FREE TRUST, and its series
                                                        DWS Intermediate Tax/AMT Free Fund



DWS SECURITIES TRUST, and its series:                   DWS VALUE SERIES, INC. and its series:
DWS Communications Fund                                 DWS Equity Dividend Fund
DWS Enhanced Commodity Strategy Fund                    DWS Large Cap Value Fund
DWS Gold & Precious Metals Fund                         DWS Mid Cap Value Fund
DWS Health Care Fund                                    DWS Small Cap Value Fund
DWS RREEF Global Real Estate Securities
Fund                                                    DWS VARIABLE SERIES I, and its series
DWS RREEF Real Estate Securities Fund                   DWS Bond VIP
DWS RREEF Real Estate Securities Income Fund            DWS Capital Growth VIP
DWS Technology Fund                                     DWS Core Equity VIP
                                                        DWS Global Small Cap Growth VIP
DWS STATE TAX-FREE INCOME SERIES, and its series:       DWS International VIP
DWS California Tax-Free Income Fund                     DWS VARIABLE SERIES II, and its series
DWS Massachusetts Tax-Free Fund                         DWS Alternative Asset Allocation VIP
DWS New York Tax-Free Income Fund                       DWS Global Equity VIP
                                                        DWS Global Growth VIP
DWS STRATEGIC INCOME TRUST                              DWS Global Income Builder VIP
                                                        DWS Government & Agency Securities VIP
DWS STRATEGIC MUNICIPAL                                 DWS High Income VIP
INCOME TRUST                                            DWS Large Cap Value VIP
                                                        DWS Money Market VIP
DWS TARGET DATE SERIES, and its                         DWS Small Mid Cap Growth VIP
series:                                                 DWS Small Mid Cap Value VIP
DWS LifeCompass 2015 Fund                               DWS Unconstrained Income VIP
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund                               INVESTORS CASH TRUST, and its series:
DWS LifeCompass 2040 Fund                               Central Cash Management Fund
DWS LifeCompass Retirement Fund                         DWS Variable NAV Money Fund
                                                        Treasury Portfolio
DWS TARGET FUND, and its series:
DWS Target 2014 Fund                                    TAX-EXEMPT CALIFORNIA MONEY
                                                        MARKET FUND


                                                              File No. 002-81549
                                                              File No. 811-03657


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 62

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 62

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                        DWS STATE TAX-FREE INCOME SERIES

                        DWS STATE TAX-FREE INCOME SERIES

                                  EXHIBIT INDEX

                                     (h)(6)

                                     (h)(8)

                                     (j)(1)

                                     (p)(1)

                                     (p)(2)








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